UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Semi-Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website http://www.barings.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-766-0014.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-766-0014 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Semi-Annual Report

December 31, 2018

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Baring International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Daniel McGee

President,

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Total Return Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you for your continued trust and partnership in 2018. The past year was characterized by continued political tensions and uncertainty, contributing to an uptick in market volatility late in the fourth quarter as equities experienced a near bear-market drop. Global growth was mixed – the U.S. accelerated following large tax cuts and loosening government regulation, while Europe faltered under political turmoil and Brexit negotiations.

As we consider what lies ahead in 2019 and beyond, we see a number of potential headwinds on the horizon. While the global economy may not be headed toward a recession this year, there is certainly concern around the International Monetary Fund’s lower global growth projections. Political risk will likely remain very topical in the year ahead, particularly as uncertainty around U.S.-China trade talks continues to escalate and the path to resolving the border and immigration conflict remains murky. In Europe, Brexit negotiations are still front and center, and some investors are questioning the potential ramifications of a U.K. exit on the broader Eurozone economy.

On the positive side, despite the late-year market swings and abundance of headline events, the global economy and capital markets are holding up fairly well. In the U.S., labor markets remain strong. While European growth is expected to slow, the deceleration is unlikely to be dramatic – at the same time, unemployment in the region continues to fall. In China, although growth is slowing, the government appears to be managing the economy well.

At Barings, we look for opportunities in markets during periods of volatility and change. Throughout the ups and downs of economic and market cycles, we remain focused on delivering you, our shareholders, with strong, risk-adjusted returns.

Our mutual fund platform offers a diverse selection of institutional-quality investment vehicles that aim to meet investors’ evolving needs by providing a wide range of solutions across fixed income and equity. This was the main driver behind our decision, in 2018, to launch the Barings Global Emerging Markets Equity Fund. While our investment process remains focused on rigorous, bottom-up analysis across all asset classes, we believe this update to our platform will give investors a solution for achieving diversification as well as long-term capital growth.

On behalf of the entire Barings team, we thank you for your partnership and look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trusts’ current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from June 30, 2018 through December 31, 2018 of -1.79%, and underperformed the Credit Suisse Global Loan Benchmark, which returned -0.72%.[1]

What factors influenced performance of the Fund?

∎	Over the past six months, the global loan markets had positive returns for the first four months, before turning negative in November and December.

∎	Defaults remain low, and we believe most of the decline in the last two months of the year was due to technical factors and not based on fundamentals.

∎	From a geographic perspective, the Fund’s slight overweight to European loans helped performance because the European loans in the Fund outperformed the U.S. loans.

∎

From a ratings category perspective, the Fund’s overweight to single B’s and underweight to double B’s helped performance from an allocation perspective, but credit selection within single B’s detracted from performance.

∎	Across industries, credit selection was the primary detractor to performance relative to the benchmark, particularly within the energy and retail sectors.

Describe recent portfolio activity.

∎	During the period, the Fund increased its exposure to European loans and reduced exposure to U.S. loans. For most of the period, we found more attractive opportunities in Europe than the U.S.

∎

Over the past six months, the Fund’s top three industry exposures have not changed. The Fund’s three largest sectors were health care, education and child care, diversified/conglomerate services, and chemicals, plastics and rubber. The two sectors that decreased the most during the period were mining, steel and iron and oil and gas. The two sectors that increased the most were electronics and chemicals, plastics and rubber.

∎	By ratings category, the Fund increased exposure to the B category and reduced exposure to the BB category.

Describe portfolio positioning at period end.

∎	The Fund finished the six-month reporting period, ending December 31, 2018, with 82.7% weighted to global senior secured loans, 11.6% to global senior secured high yield bonds and 5.2% to cash.

∎

From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in health care, education and child care (12.1%), diversified/conglomerate services (9.7%), and chemicals, plastics and rubber (7.3%), as of December 31, 2018.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

∎

As of December 31, 2018, the Fund had the following credit quality breakdown: 0.9% in BBB assets, 21.8% in BB assets, 62.8% in single-B credits and 5.3% to CCC and below assets. Approximately 4.0% of the Fund’s assets are not publicly rated. Cash and accrued assets accounted for the remaining 5.2% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the annual reporting period are the United States (57.5%), the United Kingdom (11.7%), Germany (9.2%), France (3.9%) and the Netherlands (3.8%). Overall, the Fund has exposure to 18 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

We believe that the volatility and sentiment in the global loan markets was driven by several factors including trade wars, Brexit and monetary policy. However, on a fundamental basis, we believe issuers continue to generate modest top and bottom-line growth with leverage remaining at healthy and sustainable levels. Default rates are below historical averages and we expect this to continue into 2019. While crude oil prices and geopolitical events may continue to cause further market price volatility, we believe this represents an opportunity for investors in global loans.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value excluding cash and accrued income, may vary over time and represent a percentage of the assets as of December 31, 2018.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-3.10%	3.96%	2.42%
Class A No Load	09/16/2013	-0.11%	5.03%	3.01%
Class C With Load	09/16/2013	-1.79%	4.26%	2.26%
Class C No Load	09/16/2013	-0.84%	4.26%	2.26%
Class I With Load	09/16/2013	0.16%	5.30%	3.31%
Class I No Load	09/16/2013	0.16%	5.30%	3.31%
Class Y With Load	09/16/2013	0.14%	5.29%	3.29%
Class Y No Load	09/16/2013	0.14%	5.29%	3.29%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

3.	Inception date: 9/16/2013

4.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

5.

Benchmark A: Credit Suisse Global Loan. The benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from June 30, 2018 through December 31, 2018 of -3.08%, and underperformed the 3-Month USD LIBOR (London Interbank Offered Rate) + 500 basis points (bps)[1] benchmark (the “Benchmark”), which returned +3.80%.[2]

What factors influenced performance of the Fund?

∎	Over the last six months, the global high yield bond and loan markets both had negative returns, underperforming the Benchmark.

∎

Although all of the asset classes had negative returns, loans had the best returns, followed by high yield bonds and collateralized loan obligations (“CLOs”). Bonds had the largest allocation and were the largest detractor from performance.

∎	From a geographic perspective, the Fund’s European assets outperformed the North American assets. The North American assets were the largest detractor from performance.

∎	From a ratings category perspective, the Fund’s B-rated assets were the largest detractor from performance, followed by BB-rated and CCC-rated assets.

∎	Energy and retail were the two largest sector detractors from performance. Telecommunications and housing were the only positive contributing sectors.

Describe recent portfolio activity.

∎	During the period, the Fund increased its exposure to Europe and reduced exposure to North America. For most of the period, we found more attractive opportunities in Europe than North America.

∎	The Fund’s loan and senior secured bond exposure increased, while the Fund’s unsecured bond exposure decreased.

∎	By ratings category, the Fund increased exposure to the B-rated and CCC-rated categories, and reduced exposure to the BB-rated and not publically rated categories.

∎

Over the past six months, the Fund’s top three industry exposures did not change. The Fund’s three largest sectors were health care, education and child care, oil and gas, and diversified/conglomerate services. The two sectors that decreased the most during the period were diversified/conglomerate services and diversified/conglomerate manufacturing. The two sectors that increased the most were health care, education and child care, and chemicals, plastics and rubber.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The 3-Month USD LIBOR is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Eurodollar market. The return shown includes 3-Month USD LIBOR + 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

Describe portfolio positioning at period end.

∎

The Fund finished the semi-annual reporting period, ended December 31, 2018, with an allocation of 44.0%, 33.6%, and 14.1% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits (0.5%), equity (0.8%) and cash (6.5%). A significant portion of the portfolio (over 65%) is senior secured in nature (including CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎

From an industry perspective, the Fund remains well diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in health care, education and child care (10.6%), oil and gas (7.5%), and diversified/conglomerate services (6.0%) as of December 31, 2018.

∎

As of December 31, 2018, the Fund had the following credit quality breakdown: 1.6% in BBB-rated assets, 29.1% in BB-rated assets, 47.0% in B-rated credits, and 11.2% in CCC and below. Approximately 4.7% of the Fund’s assets are not publicly rated.[3]

∎

The top five countries in the portfolio at the end of the annual reporting period are the United States (50.2%), the United Kingdom (13.9%), Germany (7.2%), the Netherlands (5.1%) and France (3.0%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the United States. Overall, the Fund has exposure to 18 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎

We believe that the volatility and sentiment in the global high yield bond and loan markets was driven by several factors, including trade wars, Brexit and monetary policy. However, on a fundamental basis, we believe issuers continue to generate modest top and bottom-line growth, with leverage remaining at healthy and sustainable levels. Default rates are below historical averages, and we expect this to continue into 2019. While crude oil prices and geopolitical events may continue to cause further market price volatility, we believe this represents an opportunity for investors in high yield bonds and loans.

3.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value excluding cash and accrued income, may vary over time and represent a percentage of the assets as of December 31, 2018.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,5,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-5.90%	4.72%	3.04%
Class A No Load	09/16/2013	-1.98%	6.15%	3.79%
Class C With Load	09/16/2013	-3.64%	5.36%	3.01%
Class C No Load	09/16/2013	-2.72%	5.36%	3.01%
Class I With Load	09/16/2013	-1.73%	6.42%	4.04%
Class I No Load	09/16/2013	-1.73%	6.42%	4.04%
Class Y With Load	09/16/2013	-1.75%	6.41%	4.04%
Class Y No Load	09/16/2013	-1.75%	6.41%	4.04%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized

4.	Inception date: 9/16/2013

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: Credit Suisse Global Loan. The benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. Indexes are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2018 through December 31, 2018 of 1.02%, underperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned 1.51%.[1]

What factors influenced performance of the Fund?

∎

Duration positioning negatively contributed to performance relative to the index. The Fund uses Treasury bonds and futures to help manage duration. During the period, the slope that points along the curve we monitor modestly flattened. In accordance with our duration management process, the Fund shortened duration from 1.83 to 0.79 years to end the fiscal year.

∎

The Fund’s allocation to corporate credit detracted from performance. Corporate spreads widened over the quarter across sectors, and experienced a volatile fourth quarter leading up to the end of the year. Allocations to telecommunications and insurance contributed the most over the period, with automotive manufacturers and chemicals detracting the most.

∎

Automotive receivables were the primary contributor within the securitized sector. Allocations to government-guaranteed Federal Family Education Loan Program (FFELP) student loans, container and clean energy ABS collateral were the largest contributing subsectors.

∎

Downside derivative mitigation, such as using a payer/receiver swaption pair to hedge against possible rising volatility, added to Fund performance during the period, while positions in CMBX[3] to gain exposure to the commercial mortgage backed securities (CMBS) sector detracted during the period.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration position of 0.79 years, as the basis between three-month and one-year remains flat.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Barings Active Short Duration Bond Fund currently holds long investment grade CDX index credit default swap (CMBX) positions, which cover approximately 30 companies within each position.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

∎

The Fund marginally reduced lower quality corporate bond exposure and added to several consumer asset backed securities (ABS) sectors given the low duration profile, higher yield and higher quality characteristics of the sector.

Describe portfolio positioning at period end.

∎

The Fund continues to be well diversified across corporates, securitized and governments. The corporate allocation is at approximately 41.1%, with 37.7% in investment grade corporates, 2.4% in BB-rated and crossover high yield, and 1.0% in U.S. dollar-denominated emerging markets. U.S. money centers and regional banks represent the Fund’s largest corporate allocation, followed by food/beverage/tobacco and chemicals.

∎

The securitized ABS allocation was 34.8% at the end of the period. Student loans represent the largest allocation, followed by automotive loan collateral. Further ABS sub-sectors include consumer loans, timeshares and railroad. The Fund maintains an active position in CMBS given strong technicals and still-supportive fundamentals. Allocations are in shorter maturity deals with a bias toward new issues, as well as secondary issues that meet our selection criteria.

Describe market and portfolio outlook.

∎

We believe that the U.S. economy, fueled by tax cuts and stimulus spending, is a key factor in leading investors to look beyond negative contributing factors – like the trade sparing amongst the U.S., China and other nations, which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014; the unemployment rate is at its lowest level in almost two decades; and initial jobs claims have fallen to the lowest level since 1969.

∎

In our view, corporate fundamentals continue to modestly improve from stretched levels, as both revenue and EBITDA growth are continuing to outpace debt growth, per third quarter data. This is positive for both securitized credit sectors, such as ABS and corporate bonds.

∎	The Fund remains overweight sectors such as corporates and securitized, relative to liquid products such as governments and agencies, and will continue to focus on bottom-up security selection.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	1.33%	2.11%	1.52%
Class A No Load	07/08/2015	1.33%	2.11%	1.52%
Class C With Load	07/08/2015	0.56%	1.94%	1.26%
Class C No Load	07/08/2015	1.06%	1.94%	1.26%
Class I With Load	07/08/2015	1.58%	2.38%	1.78%
Class I No Load	07/08/2015	1.58%	2.38%	1.78%
Class Y With Load	07/08/2015	1.58%	2.36%	1.76%
Class Y No Load	07/08/2015	1.58%	2.36%	1.76%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

4.	Inception date: 7/8/2015

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index includes securities in the U.S. Government Bond Index that have between one and three years until maturity. Indices are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Total Return Bond Fund 2018 Semi-Annual Report

Investment Objective

Barings Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from June 30, 2018 through December 31, 2018 of 0.42%, underperforming the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”), which returned 1.66%.[1]

What factors influenced performance of the Fund?

∎

Investment grade corporate credit was a negative contributor to performance. Corporate spreads widened over the quarter across sectors, and experienced a volatile fourth quarter leading up to year end. Allocations to electronics and machinery contributed the most over the period, with automotive finance and banking detracting the most.

∎	Security selection in high yield credit, an out-of-index allocation, detracted from Fund performance over the period.

∎	An underweight to U.S. Treasuries relative to the Benchmark detracted from Fund performance.

∎	The Fund has a 4.5% allocation to short weighted average life, collateralized loan obligation (CLO) structured product.[1] This out-of-index allocation detracted relative to the Benchmark.

∎

Asset backed securities (ABS) contributed to Fund performance, largely due to holdings in private and government-guaranteed Federal Family Education Loan Program (FFELP) student loans, as this sector performed well for the reporting period. Selective positioning to commercial ABS sectors also contributed positively to performance.

∎

Downside derivative mitigation, such as using a payer/receiver swaption pair to hedge against possible rising volatility, added to Fund performance during the period, while positions in CMBX to gain exposure to the commercial mortgage backed securities (CMBS) sector detracted during the period. [3]

Describe recent portfolio activity.

∎	The Fund maintained an active allocation to ABS, with recent purchases in both student loans and financial deals in the primary market.

∎

The Fund marginally increased its exposure to higher coupon 30-year collateral Federal National Mortgage Association (FNMA) agency mortgage-backed securities (MBS) due to attractive carry profile and relative value versus discount coupons. The Fund remains underweight to agency MBS relative to the Benchmark.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Indexes are unmanaged. It is not possible to invest directly in an index.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Barings Total Return Bond Fund currently holds long investment grade CDX index credit default swap (CMBX) positions, which cover approximately 30 companies within each position.

Barings Total Return Bond Fund 2018 Semi-Annual Report

Describe portfolio positioning at period end.

∎	As of December 31, 2018, the Fund was duration neutral relative to the Benchmark.

∎

The Fund’s largest overweight relative to the Benchmark is the ABS allocation, which represents 19.1% of the Fund. The allocation to ABS comprises FFELP student loans, private student loans, a modest allocation to traditional automotive loan collateral, and commercial collateral such as whole business franchise receivables, shipping containers and loan servicers, in addition to other sub-sectors.

∎

As of December 31, 2018, corporate credit represented approximately 42.4% of the Fund (versus 29.2% for the Benchmark). Of that amount, investment grade corporates made up approximately 28.2%, high yield corporates made up 10.9% and U.S. dollar-denominated emerging markets made up almost 3.3%. The insurance sector is the Fund’s largest overweight position by 2.3%, as we believe yields are attractive. The technology sector represents the Fund’s largest underweight position by 1.60%.

∎	The Fund’s allocation to agency MBS is underweight by 5.6% relative to the Benchmark.

∎	The Fund maintains a 4.5% allocation to structured credit, represented by short weighted average life, AAA-rated collateralized loan obligations.

∎	The fund is maintaining a neutral position to CMBS.

Describe market and portfolio outlook.

∎

The Bloomberg Barclays U.S. Aggregate Index was positive for the month of December, with a total return of 1.84%. U.S. Treasury constituents provided the highest return for the period as rates rallied. Corporates were positive, with utilities being the highest performing sector. CMBS was positive, with non-agency outperforming agency deals. Within ABS, credit card and automotive sub-sectors were positive contributors. Agency MBS was also positive.

∎

December economic data continued to indicate that the U.S. economy is growing at an above-trend pace, but volatility was back with a vengeance. Factors weighing on market sentiment included a possible global growth slowdown, a trade war with China, an uncertain Fed and idiosyncratic credit risk. Despite the volatility, the Fed raised its target rate by 25 basis points (bps) as anticipated, with the upper bound at 2.50%.

∎

Although December returns were positive for many investment grade sectors, due to rallying Treasury prices, excess returns to equivalent Treasuries were mostly negative. Corporates were 16 bps wider for the month, with spreads ending at 153 bps according to Bloomberg Barclays. The last time spreads were this wide was during the commodity sell-off in early 2016.

∎

We believe that the market may have been pricing in some of 2019’s uncertainties during the recent quarter. The Fed is now off of “autopilot”, so to speak, giving investors one additional variable to navigate in 2019. Looking forward, we expect potential market turbulence as investors seek to interpret Fed policy, brace for potential Treasury yield curve inversion, consider a growing BBB market and evaluate slowing foreign demand.

∎

We believe the market may see a slowdown in corporate M&A activity due to the rising cost of funding; however, we do not anticipate a large-scale compression in corporate profit margins. Looking ahead to the new year, we will be closely watching the volume of primary market issuance, as we believe the level at which new deals come to market – along with price and how those deals are received by the market – should be strong indications of 2019 sentiment.

Barings Total Return Bond Fund 2018 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

Barings Total Return Bond Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	-5.27%	1.05%	0.65%
Class A No Load	07/08/2015	-1.32%	2.44%	1.83%
Class C With Load	07/08/2015	-3.01%	1.67%	1.07%
Class C No Load	07/08/2015	-2.06%	1.67%	1.07%
Class I With Load	07/08/2015	-1.08%	2.69%	2.09%
Class I No Load	07/08/2015	-1.08%	2.69%	2.09%
Class Y With Load	07/08/2015	-1.08%	2.69%	2.09%
Class Y No Load	07/08/2015	-1.08%	2.69%	2.09%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

4.	Inception date: 7/8/2015

5.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

6.

Benchmark: Bloomberg Barclays U.S. Aggregate. The benchmark includes domestic, taxable, dollar-denominated securities. The index covers U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from June 30, 2018 through December 31, 2018 of 1.62%.[1] The net total rate of return for the Fund’s performance benchmark (a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified) was 1.09%. The Fund is not managed relative to the benchmark, however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance.

∎

Each of the Fund’s three sub-strategies – emerging markets (EM) corporates, EM sovereign and EM local – turned in positive performance over the period despite a litany of headwinds, including higher U.S. Treasury rates, ongoing trade war between the U.S. and China, geopolitical stress points, local elections and the end of quantitative easing (QE) by the European Central Bank (ECB).

What factors influenced performance of the Fund?

∎

The Fund’s positioning and active allocations across countries and credits were additive to performance. Presidential elections in Mexico and Brazil provided for market volatility and opportunity. The Fund was able to capture strong performance from Brazil, following the election of Jair Bolsonaro, the country’s first far-right President in more than 17 years. The Mexican election, which resulted in the win by left-wing Andrés Manuel López Obrador, initially benefited the Fund as Mexican assets allied, then detracted from performance following a referendum that resulted in the cancellation of a $13.0 billion airport which was one-third complete. In general, the Fund had to meander through a number of headwinds, including a more assertive U.S. Federal Reserve, an ongoing trade war between the U.S. and China, management of financial crises in Turkey and Argentina, and rapid decline in Brent crude prices (-32%) and the CRB Commodity Index (-15%) over the reporting period. EM debt flows remained supportive through 2018, with $19.3 of positive flows during the year, almost equally split between local and hard currency.

∎

For the six-month reporting period ending December 31, 2018, the Fund’s positioning in Brazil, Poland, Turkey, China and Argentina contributed to Fund performance. However, the Fund’s positions in Russia, Mexico, Colombia, South Africa and Ukraine detracted from performance.

Describe recent portfolio activity.

∎

As a result of spread widening during the second quarter of 2018, the Fund increased its exposure to short duration EM corporates to capture the higher yields on companies we believe to have strong potential. The Fund decreased its exposure to local rates, but maintained positioning on overall moderate growth, low inflation and high rates in select EM local markets, with our expectation that local rates will fall over the next 12 months in countries that are well managed and have falling inflation.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period, ended December 31, 2018, with a 44% exposure to emerging markets corporate bonds, 36% to local debt and currencies, 36% to sovereign hard currency (inclusive of Credit Default Swaps), and a 3.2% cash position.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

∎

The top five countries in the portfolio at the end of the reporting period were Brazil (18.1%), Mexico (12.2%), Russia (8.2%), Turkey (6.0%) and Ukraine (5.9%). The top five corporate issuers were Panama Metro (2.6%), MHP (2.5%), Petra Diamonds (2.1%), VTR Finance (2.0%) and ALTICE (1.7%). Overall, the Fund had exposure to 29 countries, 34 corporates and 25 different currencies.

Describe market and portfolio outlook.

∎

Overall, we find EM debt valuations to be relatively attractive on a fundamental basis, as yields are approaching 7% for EM dollar denominated sovereign bonds; however, without a strong catalyst, the potential trigger for a broad-based EM market rally remains unclear. We expect the Fed to continue hiking rates, albeit gradually as U.S. growth continues to outpace many other developed economies. The ECB has ended its asset purchasing programme (APP); however, it will continue its reinvestment operations into 2019. The U.S. trade protectionist policies continue to target China and other countries with large trade surpluses, which are dampening global trade.

∎

EM corporate earnings continue to be largely positive, while sovereign and corporate default rates remain below historical averages. Corporate leverage is expected to decline for a third consecutive year. Balance of payments and current accounts across EM countries are generally sound, with many economies having seen substantial adjustments to their external accounts given weaker currencies in 2018.

∎	While higher U.S. rates may prove challenging for some EM sovereigns and corporates, in our view, stronger developed market growth overall should benefit the asset class as a whole going forward.

∎

We continue to take a constructive view of EM debt as a whole, and expect EM local debt to strengthen from here due to slower growth, contained inflationary pressures and continued fiscal/external adjustments across many countries. With sovereign hard currency spreads having widened materially this year, we see select opportunities where we believe spreads continue to overcompensate for defaults, mostly in investment grade countries and select issuers within vulnerable countries.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, may vary over time and, represent a percentage of the assets as of December 31, 2018.
***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.
LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	-8.96%	4.27%	2.87%
Class A No Load	10/21/2015	-5.16%	5.70%	4.19%
Class C With Load	10/21/2015	-6.74%	4.94%	3.44%
Class C No Load	10/21/2015	-5.84%	4.94%	3.44%
Class I With Load	10/21/2015	-4.93%	5.97%	4.45%
Class I No Load	10/21/2015	-4.93%	5.97%	4.45%
Class Y With Load	10/21/2015	-4.92%	5.98%	4.46%
Class Y No Load	10/21/2015	-4.92%	5.98%	4.46%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

2.	Inception date: 10/21/2015

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net rate of return for the period from its inception, September 18, 2018, through December 31, 2018 of -3.58%, outperforming the MSCI Emerging Markets Benchmark (the “Benchmark”), which returned -4.49%.[1]

What factors influenced performance of the Fund?

∎	During the period, the Fund outperformed its Benchmark, primarily due to stock selection.

∎	Contributors to relative Fund performance included:

∎	Natura Cosmeticos, a Brazilian cosmetics company, benefited from margin recovery within its international operations and rising sales productivity in Brazil.

∎	HDFC Bank, an Indian bank, outperformed on the back of earnings that demonstrated improving margins and strong growth momentum.

∎	Bank Negara Indonesia was one of the top performers, as investors continued to take note of the company’s loan growth and improving credit quality.

∎	Detractors to relative Fund performance included:

∎	Grupo Financiero Banorte, a Mexican commercial bank, detracted following the incoming government’s announcement of changes to banking legislation that could potentially reduce fee income.

∎

Brilliance China Automotive, a Chinese automobile manufacturer that operates a joint venture with BMW, was negatively impacted by the announcement that BMW will increase its stake in the joint venture to 75%, leading to concern among investors that minority interests will be negatively impacted.

∎

China State Construction, a Chinese engineering and construction company, detracted on local market weakness and broader macroeconomic concerns, as investors remained cautious of the slowing domestic economy and U.S./China trade dispute.

Describe recent portfolio activity.

∎	During the period, the Fund initiated a position in Chinese luggage manufacturer Samsonite, and exited its positon in Chinese automobile manufacturer Brilliance China Automotive (please see above).

Describe portfolio positioning at period end.

∎

Our current Fund positioning reflects our bottom-up investment process – where we aim to identify companies with sustainable business franchises, and with future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the Benchmark is not driven by a deliberate top-down strategy, but is a by-product of our bottom-up stock selection process.

∎

Relative to the Benchmark, the largest active country position is in China and the largest active sector exposure is to financials, where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

Despite the large active position in both cases, we believe that the performance of these companies will be influenced by company specific factors (i.e. that these companies will be in control of their own destiny), rather than by correlations to their respective country or sector. As bottom-up investors, we always seek these types of companies.

[1]

Source: Barings, Morningstar. As of December 31, 2018. In US$. Fund performance is based on I class unit return, Net of Fees. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends. © 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

∎

As of the end of the reporting period, the top five county weightings in the Fund, on an absolute basis, were China (37.3%), India (11.4%), Korea (10.8%), Taiwan (9.4%) and Brazil (7.9%). The Fund has exposure to 11 different countries, and in line with our investment process, we continue to seek out bottom-up investment opportunities where we believe the future earnings potential is not fully reflected in the current share price.

Describe market and portfolio outlook.

∎

Despite the volatility of 2018, driven by several short-term headwinds, we believe that emerging markets are better positioned looking towards 2019. Emerging market equities are forecast for an acceleration in corporate earnings growth over the course of 2019 and into 2020. The flattening US yield curve and the more recent dovish comments from the Federal Reserve suggest interest rate expectations have peaked which could signal we are at or close to a turning point for the USD. We note the progress on trade talks between the U.S. and China at the G20 meeting and the ongoing subsequent talks, raising expectations for a future resolution. We believe this communication could lay the foundation for further progress to find a satisfactory solution for both sides in 2019. The current account deficits of Argentina and Turkey are quickly rebalancing following significant monetary tightening. Here the currencies of both countries are starting to appreciate in recognition that the risk of contagion across the broader EM equity asset class has fallen sharply. The relative valuation of EM equities versus developed equities appears very attractive which suggests investor expectations for EM equities remains overly depressed while in the case of developed equities remain somewhat higher.

Barings Global High Yield Fund 2018 Semi-Annual Report

Investment Objective

Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) seeks to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from June 30, 2018 through December 31, 2018 of -2.65%, and underperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Benchmark”), which returned -2.07%. In addition, the Fund returned -2.67% on a net basis for the full year of 2018, and underperformed the Benchmark, which returned -1.98%.[1]

What factors influenced performance of the Fund?

∎

For much of the year, the global high yield bond market generated a positive return on the back of stable economic growth, low inflation and solid corporate fundamentals. During the fourth quarter, however, a bout of volatility across asset classes drove markets lower, with the global high yield market ending the six-month period negative.

∎

In general, the demand for lower quality paper was muted, which led the CCC-rated portion of the market to underperform relative to B-rated and BB-rated holdings. As a result, the Fund’s underweight allocation to BB-rated holdings and overweight allocation to the lower rated categories relative to the Benchmark were performance detractors. Security selection within the B-rated and CCC-rated categories did contribute to performance positively versus the Benchmark.

∎

From an industry perspective, the Fund had an overweight exposure to the oil and gas sector relative to the Benchmark, which outperformed during the first half of the period, until volatility increased in this segment of the market during the fourth quarter. Security selection, coupled with the overweight position within the sector relative to the Benchmark, was a drag on the Fund’s performance during the period.

∎

The Fund’s credit selection in Europe was the largest contributor to performance relative to the Benchmark during the period, while credit selection within the U.S. was a notable detractor. Allocation across geographies was not a significant factor in relative performance.

Describe recent portfolio activity.

∎

The Fund continues to favor the B-rated and CCC-rated subsets of the global high yield bond market given the shorter duration and favorable yield dynamics. With default expectations remaining low and corporate fundamentals generally healthy, we have found better relative value opportunities in B-rated and CCC-rated assets. There was a modest increase in BB-rated holdings alongside a slight increase in CCC-rated holdings; however, no significant shifts took place during the period.

∎

Across industries, the Fund’s allocation to the oil and gas industry was modestly reduced as certain relative value opportunities played out. Additionally, credits within the sector tend to be shorter in duration. The Fund saw positions mature or called during the six-month period; however, the Fund may seek to increase its positions as crude oil prices recover from recent lows. The Fund increased its exposure to certain names in the telecommunications sector, which displayed strong relative value within the space. The Fund’s allocations to the health care, education, and child care, and the mining, steel, iron and non-precious metals sectors were also increased.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. A developed market is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2018 Semi-Annual Report

∎

Going into the second half of 2018, the European high yield market began to see modest spread widening, driven by political uncertainty in Italy, as well as changes to European Central Bank monetary policy. As such, the Fund sought to capitalize on what we believe to be an oversold market, and increased the weighting to the region while it reduced its U.S. exposure. The Fund remained overweight to the European market and underweight to the U.S. market, relative to the Benchmark at period end.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished 2018 with a 30.2% weighting to senior secured high yield bonds, and a 61.9% weighting to senior unsecured high yield bonds. The balance of the portfolio was invested in senior secured loans (5.5%), and cash and accrued income (2.4%).

∎

From an industry perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (15.6%), health care, education and child care (8.3%), and telecommunications (8.1%) as of December 31, 2018.

∎

In terms of portfolio credit quality at the end of 2018, the Fund had the following weighting breakdown: 5.8% in BBB, 27.3% in BB, 46.8% in B, 17.7% in CCC and below, and 2.4% in cash and accrued income. A small portion of the portfolio (less than 0.1%) is designated as not publicly rated, and is not rated by S&P, Moody’s or Fitch.[2]

∎

The top five countries in the portfolio as of December 31, 2018 are currently represented by the U.S. (65.0%), the U.K. (12.0%), Germany (4.5%), Ghana (3.0%) and the Netherlands (1.9%). Overall, the Fund has exposure to 15 countries, and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎

We believe that the volatility and sentiment in the global high yield market was driven by several factors, including trade wars, Brexit and monetary policy. However, on a fundamental basis, we believe issuers continue to generate modest top and bottom-line growth, with leverage remaining at healthy and sustainable levels.

∎	Default rates are below historical averages, and we expect this to continue into 2019.

∎	While crude oil prices and geopolitical events may continue to cause further market price volatility, we believe this represents an attractive opportunity for investors in high yield.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2018 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value excluding cash and accrued income, may vary over time and represent a percentage of the assets as of December 31, 2018.

Barings Global High Yield Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	-6.82%	5.24%	4.13%
Class A No Load	10/30/2015	-2.94%	6.68%	5.48%
Class C With Load	10/30/2015	-4.51%	5.90%	4.72%
Class C No Load	10/30/2015	-3.62%	5.90%	4.72%
Class I With Load	10/30/2015	-2.67%	6.95%	5.76%
Class I No Load	10/30/2015	-2.67%	6.95%	5.76%
Class Y With Load	10/30/2015	-2.67%	6.95%	5.75%
Class Y No Load	10/30/2015	-2.67%	6.95%	5.75%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

3.	Inception date: 10/30/2015

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from June 30, 2018 through December 31, 2018 of -2.41%, and slightly underperformed the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned -2.24%. In addition, the Fund returned -2.51% on a net basis for the full year of 2018, and slightly underperformed the Benchmark, which returned -2.08%.[1]

What factors influenced performance of the Fund?

∎

For much of the year, the U.S. high yield market generated a positive return on the back of stable economic growth, low inflation and solid corporate fundamentals. During the fourth quarter, however, a bout of volatility across asset classes drove markets lower with the U.S. high yield market, ending the six-month period negative.

∎

In general, the demand for lower quality paper was muted, which led the CCC-rated portion of the market to underperform relative to B-rated and BB-rated assets. As a result, the Fund’s underweight allocation to BB-rated assets, and overweight allocation to the lower rated categories relative to the Benchmark, were performance detractors. Security selection within the B-rated and CCC-rated categories did contribute to performance positively versus the Benchmark.

∎

From an industry category perspective, the Fund’s holdings within the communications and consumer cyclical sectors outperformed relative to the Benchmark. Credit selection in the capital goods and technology sectors were a drag on the Fund’s performance during the period.

Describe recent portfolio activity.

∎

The Fund continues to favor the B-rated and CCC-rated subsets of the U.S. high yield bond market given the shorter duration profile and favorable yield dynamics. Therefore, the Fund continued to be underweight in BB-rated holdings. With default expectations remaining low and corporate fundamentals generally healthy, we have found better relative value opportunities in B-rated and CCC-rated credits. As such, there was a slight increase in CCC-rated holdings, and a more substantial increase to B-rated assets.

∎

Across industries, the Fund’s allocation to the oil and gas industry was modestly reduced, as certain relative value opportunities played out. Additionally, credits within the sector tend to be shorter in duration, and therefore the Fund saw positions mature or called during the six-month period. The Fund may seek to increase its position in this market segment as crude oil prices recover from recent lows. The Fund increased its exposure to certain names in the telecommunications sector, which displayed strong relative value within the space. The Fund’s allocations to the health care, education and child care, and mining, steel, iron and non-precious metals sectors were also increased.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished December 31, 2018 with a 19.6% weighting to senior secured high yield bonds, and a 72.9% weighting in senior unsecured bonds. The remaining balance of the portfolio was invested in senior secured loans (5.1%) and cash, accrued and other holdings (2.4%).

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

∎

From a sector perspective, the Fund remains well diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (14.2%), telecommunications (11.0%), and mining, steel, iron and non-precious metals (10.1%) as of December 31, 2018.

∎

In terms of portfolio credit quality as of December 31, 2018, the Fund had the following weighting breakdown: 6.3% in BBB, 34.0% in BB, 40.0% in B, 16.3% in CCC and below, and cash and accrued income at 2.0%. The Fund’s weighting in Not Publicly Rated holdings finished the period at 1.4%.[2]

Describe market and portfolio outlook.

∎

We believe that the volatility and sentiment in the high yield market was driven by several factors, including trade wars, Brexit and monetary policy. However, on a fundamental basis, we believe issuers continue to generate modest top and bottom-line growth, with leverage remaining at healthy and sustainable levels.

∎	Default rates are below historical averages, and we expect this to continue into 2019.

∎	While crude oil prices and geopolitical events may continue to cause further market price volatility, we believe this represents an attractive opportunity for investors in high yield.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings categories used by S&P and Fitch. BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s. Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**

The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2018.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	-6.61%	5.18%	3.94%
Class A No Load	10/30/2015	-2.72%	6.63%	5.29%
Class C With Load	10/30/2015	-4.39%	5.82%	4.49%
Class C No Load	10/30/2015	-3.47%	5.82%	4.49%
Class I With Load	10/30/2015	-2.51%	6.88%	5.53%
Class I No Load	10/30/2015	-2.51%	6.88%	5.53%
Class Y With Load	10/30/2015	-2.51%	6.87%	5.53%
Class Y No Load	10/30/2015	-2.51%	6.87%	5.53%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

3.	Inception date: 10/30/2015

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2018 Semi-Annual Report

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Barings Funds Trust 2018 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$980.90	$990.45	$4.99
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.73%	1,000.00	977.20	988.60	8.62
Hypothetical	1.73%	1,000.00	1,016.50	1,008.25	8.79

Class I
Actual	0.75%	1,000.00	982.20	991.10	3.75
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	982.10	991.05	3.75
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2018 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$968.00	$984.00	$5.95
Hypothetical	1.20%	1,000.00	1,019.20	1,009.60	6.11

Class C
Actual	1.95%	1,000.00	964.30	982.15	9.65
Hypothetical	1.95%	1,000.00	1,015.40	1,007.70	9.91

Class I
Actual	0.95%	1,000.00	969.30	984.65	4.72
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

Class Y
Actual	0.95%	1,000.00	969.20	984.60	4.72
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,008.90	$1,004.45	$3.29
Hypothetical	0.65%	1,000.00	1,021.90	1,010.95	3.31

Class C
Actual	0.90%	1,000.00	1,007.60	1,003.80	4.55
Hypothetical	0.90%	1,000.00	1,020.70	1,010.35	4.58

Class I
Actual	0.40%	1,000.00	1,010.20	1,005.10	2.03
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

Class Y
Actual	0.40%	1,000.00	1,010.20	1,005.10	2.03
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2018 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Total Return Bond Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,002.90	$1,001.45	$4.04
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class C
Actual	1.55%	1,000.00	999.10	999.55	7.81
Hypothetical	1.55%	1,000.00	1,017.40	1,008.70	7.88

Class I
Actual	0.55%	1,000.00	1,004.20	1,002.10	2.78
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

Class Y
Actual	0.55%	1,000.00	1,004.20	1,002.10	2.78
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.14%	$1,000.00	$1,014.90	$1,007.45	$5.79
Hypothetical	1.14%	1,000.00	1,019.50	1,009.75	5.80

Class C
Actual	1.82%	1,000.00	1,011.30	1,005.65	9.23
Hypothetical	1.82%	1,000.00	1,016.00	1,008.00	9.25

Class I
Actual	0.85%	1,000.00	1,016.20	1,008.10	4.32
Hypothetical	0.85%	1,000.00	1,020.90	1,010.45	4.33

Class Y
Actual	0.85%	1,000.00	1,016.20	1,008.10	4.32
Hypothetical	0.85%	1,000.00	1,020.90	1,010.45	4.33

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2018 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.45%	$1,000.00	$963.50	$981.75	$4.10
Hypothetical	1.45%	1,000.00	1,010.20	1,005.10	4.19

Class C
Actual	2.20%	1,000.00	961.50	980.75	6.21
Hypothetical	2.20%	1,000.00	1,008.10	1,004.05	6.35

Class I
Actual	1.20%	1,000.00	964.20	982.10	3.39
Hypothetical	1.20%	1,000.00	1,010.90	1,005.45	3.47

Class Y
Actual	1.20%	1,000.00	964.20	982.10	3.39
Hypothetical	1.20%	1,000.00	1,010.90	1,005.45	3.47

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 105/365.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$972.00	$986.00	$5.22
Hypothetical	1.05%	1,000.00	1,019.90	1,009.95	5.35

Class C
Actual	1.80%	1,000.00	968.70	984.35	8.93
Hypothetical	1.80%	1,000.00	1,016.10	1,008.05	9.15

Class I
Actual	0.80%	1,000.00	973.50	986.75	3.98
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class Y
Actual	0.80%	1,000.00	973.50	986.75	3.98
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2018 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$975.00	$987.50	$4.98
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.75%	1,000.00	971.00	985.50	8.69
Hypothetical	1.75%	1,000.00	1,016.40	1,008.20	8.89

Class I
Actual	0.75%	1,000.00	975.90	987.95	3.74
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	975.90	987.95	3.74
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2018 Semi-Annual Report

BARINGS FUNDS TRUST

FINANCIAL REPORT

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $291,533,544, $185,578,108, $481,539,156 and $28,647,467, respectively)	$273,291,956	$169,404,914	$476,949,479	$28,161,779
Investments in affiliates, at fair value (cost $2,681,797)	–	–	–	2,557,954
Cash	13,573,347	4,566,154	660,021	311,662
Foreign currency, at value (cost $2,101,812, $61,734, $0 and $2, respectively)	2,121,622	62,060	–	2
Receivable for investments sold	16,812,778	11,042,814	–	1,762,791
Receivable for Fund shares sold	540,187	1,703,617	8,945,823	538,189
Interest receivable	1,718,879	2,575,245	2,816,542	193,346
Receivable from adviser (see Note 3)	–	–	–	9,429
Cash collateral held at broker on open swap contracts	–	290,000	–	7
Receivable for variation margin on open futures contracts	–	–	–	10,783
Foreign tax reclaims receivable	–	903	3,398	–
Unrealized appreciation on forward foreign currency exchange contracts	28,173	51,721	–	18,077
Unrealized appreciation on unfunded loan commitments	–	534	–	–
Prepaid expenses	38,398	54,086	–	11,833

Total assets	308,125,340	189,752,048	489,375,263	33,575,852

Liabilities
Payable for investments purchased	18,589,820	8,473,471	–	4,753,286
Payable for Fund shares repurchased	1,965,458	2,009,001	2,628,791	19,015
Swap contracts, at fair value (up-front net premiums received of $0, $0, $20,656 and $4,976, respectively)	–	–	83,855	20,964
Payable for variation margin on open futures contracts	–	–	135,184	–
Investment advisory fee payable (see Note 3)	122,865	88,549	51,665	–
Directors’ fees payable	–	–	4,278	191
Cash collateral Due to Broker	–	150,000	3,980,000	380,000
Distribution fees payable	18,157	19,043	31,613	211
Shareholder service fees payable	19,460	23,712	36,651	1,771
Dividends payable	287,121	255,823	187,029	82,815
Unrealized depreciation on forward foreign currency exchange contracts	271,019	187,612	–	27,210
Unrealized depreciation on unfunded loan commitments	6,896	–	–	–
Accrued expenses and other liabilities	176,323	165,526	334,014	53,231

Total liabilities	21,457,119	11,372,737	7,473,080	5,338,694

Total net assets	$286,668,221	$178,379,311	$481,902,183	$28,237,158

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2018 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$316	$206	$491	$29
Additional paid-in capital	305,936,312	199,366,312	488,411,013	29,320,587
Total distributable earnings	(19,268,407)	(20,987,207)	(6,509,321)	(1,083,458)

Total net assets (1)	$286,668,221	$178,379,311	$481,902,183	$28,237,158

Class A
Net assets applicable to outstanding shares	$49,248,389	$46,395,611	$147,828,676	$702,672

Shares of beneficial interest outstanding	5,437,395	5,348,749	15,050,848	72,897

Net asset value per share outstanding	$9.06	$8.67	$9.82	$9.64

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.34	$9.03	$9.82	$10.04

Class C
Net assets applicable to outstanding shares	$8,616,673	$8,174,581	$1,287,209	$193,328

Shares of beneficial interest outstanding	954,854	943,569	131,157	20,061

Net asset value per share outstanding	$9.02	$8.66	$9.81	$9.64

Class I
Net assets applicable to outstanding shares	$33,938,741	$14,476,740	$297,825	$11,906,545

Shares of beneficial interest outstanding	3,739,270	1,669,284	30,319	1,235,482

Net asset value per share outstanding	$9.08	$8.67	$9.82	$9.64

Class Y
Net assets applicable to outstanding shares	$194,864,418	$109,332,379	$332,488,473	$15,434,613

Shares of beneficial interest outstanding	21,480,483	12,608,762	33,874,699	1,601,522

Net asset value per share outstanding	$9.07	$8.67	$9.82	$9.64

(1)	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $47,846,878, $9,499,900, $24,803,674 and $53,017,778, respectively)	$44,469,027	$9,226,371	$22,493,758	$49,548,895
Cash	818,550	437,612	280,188	687,652
Foreign currency, at value (cost $161,413, $0, $5,782 and $0, respectively)	162,486	–	5,847	–
Receivable for investments sold	230,957	–	240,935	71,233
Receivable for Fund shares sold	21,083	–	35,239	218,494
Interest receivable	788,203	2,909	426,525	875,349
Interest receivable on swap contracts	10,996	–	–	–
Receivable from adviser (see Note 3)	–	9,471	5,465	–
Cash collateral held at broker on open swap contracts	1,660,000	–	–	–
Cash collateral held at broker on open future contracts	32,120	–	–	–
Swap contracts, at fair value	186,619	–	–	–
Foreign tax reclaims receivable	–	–	1,966	297
Unrealized appreciation on forward foreign currency exchange contracts	1,123,271	–	5,014	–
Prepaid expenses	12,168	–	11,567	12,598

Total assets	49,515,480	9,676,363	23,506,504	51,414,518

Liabilities
Payable for investments purchased	228,822	–	409,644	636,221
Payable for Fund shares repurchased	97,707	–	544	6,224
Payable for variation margin on open swap contracts	289,765	–	–	–
Payable for variation margin on open futures contracts	4,751	–	–	–
Investment advisory fee payable (see Note 3)	2,485	–	–	7,639
Directors’ fees payable	649	8,196	–	–
Cash collateral Due to Broker	880,000	–	–	–
Distribution fees payable	318	103	191	389
Shareholder service fees payable	2,427	–	2,585	5,446
Dividends payable	242,891	–	128,369	126,084
Unrealized depreciation on forward foreign currency exchange contracts	1,469,838	–	22,602	–
Accrued expenses and other liabilities	66,640	25,836	48,032	45,633

Total liabilities	3,286,293	34,135	611,967	827,636

Total net assets	$46,229,187	$9,642,228	$22,894,537	$50,586,882

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2018 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$49	$10	$25	$54
Additional paid-in capital	51,307,695	9,999,990	25,493,523	54,439,768
Total distributable earnings	(5,078,557)	(357,772)	(2,599,011)	(3,852,940)

Total net assets (1)	$46,229,187	$9,642,228	$22,894,537	$50,586,882

Class A
Net assets applicable to outstanding shares	$373,591	$96,356	$169,068	$1,334,013

Shares of beneficial interest outstanding	39,854	10,000	18,798	143,632

Net asset value per share outstanding	$9.37	$9.64	$8.99	$9.29

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$9.76	$10.04	$9.36	$9.68

Class C
Net assets applicable to outstanding shares	$241,574	$96,149	$176,766	$92,836

Shares of beneficial interest outstanding	25,767	10,000	19,640	10,000

Net asset value per share outstanding	$9.38	$9.61	$9.00	$9.28

Class I
Net assets applicable to outstanding shares	$22,324,600	$4,724,861	$11,154,702	$14,081,904

Shares of beneficial interest outstanding	2,381,296	490,000	1,240,000	1,516,834

Net asset value per share outstanding	$9.37	$9.64	$9.00	$9.28

Class Y
Net assets applicable to outstanding shares	$23,289,422	$4,724,862	$11,394,001	$35,078,129

Shares of beneficial interest outstanding	2,484,058	490,000	1,266,607	3,778,921

Net asset value per share outstanding	$9.38	$9.64	$9.00	$9.28

(1)	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2018 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Investment Income
Interest income (net of withholding tax of $0, $2,640, $102 and $0, respectively)	$8,112,536	$7,680,374	$7,225,352	$482,398
Dividends	–	–	–	69,936
Dividends from affiliated securities	–	–	–	25,591
Other income	31,259	1,058	176	–

Total investment income	8,143,795	7,681,432	7,225,528	577,925

Operating Expenses
Advisory fees	977,882	886,216	766,880	56,915
12b-1 distribution and servicing plan
Class A	67,024	76,479	203,332	263
Class C	44,044	45,630	2,865	981
Shareholder service fee
Class A	15,789	11,971	36,462	5
Class C	2,313	2,379	1,370	–
Class Y	28,653	31,289	72,450	1,845
Administrator fees	115,956	109,843	218,062	24,666
Custody fees	82,599	81,923	162,920	23,478
Professional fees	51,294	49,460	47,360	21,910
Transfer agent fees	13,859	19,374	25,500	11,077
Directors’ fees	35,463	32,555	60,453	16,170
Registration fees	40,999	56,636	41,532	23,787
Printing and mailing expenses	14,875	10,867	19,901	2,134
Other operating expenses	15,138	14,143	27,659	3,920

Total operating expenses	1,505,888	1,428,765	1,686,746	187,151
Reimbursement of expenses
Class A	(56,000)	(46,832)	(219,022)	(3,235)
Class C	(12,105)	(10,309)	(6,160)	(3,170)
Class I	(23,358)	(13,214)	(3,823)	(42,759)
Class Y	(175,700)	(113,760)	(376,286)	(58,485)

Net operating expenses	1,238,725	1,244,650	1,081,455	79,502

Net investment income	6,905,070	6,436,782	6,144,073	498,423

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2018 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(792,687)	$(4,361,537)	$(450,284)	$(146,297)
Net realized gain (loss) on forward foreign currency exchange contracts	2,571,993	2,595,266	–	(7,627)
Net realized gain (loss) on foreign currency and translation	1,240,723	849,698	–	(1,076)
Net realized gain (loss) on futures contracts	–	–	(389,877)	(11,676)
Net realized gain on swap contracts	–	–	103,535	11,632
Net realized gain (loss) on purchased options	–	(174,390)	–	–

Net realized gain (loss)	3,020,029	(1,090,963)	(736,626)	(155,044)

Net change in unrealized depreciation on investments	(15,339,017)	(11,796,696)	(265,254)	(135,316)
Net change in unrealized appreciation on unfunded loan commitments	3,094	15,316	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(872,221)	(951,649)	–	13,843
Net change in unrealized appreciation on foreign currency and translation	87,983	35,604	–	–
Change in net unrealized appreciation (depreciation) on affiliates	–	–	–	(145,750)
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	(1,081,998)	33,450
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(30,142)	(7,533)
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	521,733	129,773	13,314

Net change in unrealized appreciation (depreciation)	(16,120,161)	(12,175,692)	(1,247,621)	(227,992)

Net realized and unrealized losses on investments	(13,100,132)	(13,266,655)	(1,984,247)	(383,036)

Net increase (decrease) in net assets resulting from operations	$(6,195,062)	$(6,829,873)	$4,159,826	$115,387

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2018 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $7,856, $0, $3,547 and $0, respectively)	$1,536,398	$829	$902,576	$1,954,743
Dividends (net of withholding tax of $0, $1,829, $0 and $0, respectively)	–	16,894	–	–

Total investment income	1,536,398	17,723	902,576	1,954,743

Operating Expenses
Advisory fees	176,679	25,324	74,574	155,429
12b-1 distribution and servicing plan
Class A	723	70	149	2,779
Class C	1,418	281	988	492
Shareholder service fee
Class A	1,330	–	1,207	6,049
Class C	21	–	62	3
Class Y	1,290	–	1,381	264
Administrator fees	32,381	10,738	23,003	32,314
Custody fees	38,243	12,850	16,049	22,653
Professional fees	26,719	20,560	23,180	20,459
Transfer agent fees	14,151	6,608	11,262	10,157
Directors’ fees	18,295	8,196	15,543	16,284
Registration fees	26,195	2,019	23,641	25,316
Printing and mailing expenses	1,153	2,203	2,102	2,444
Other operating expenses	4,617	2,388	3,685	4,739

Total operating expenses	343,215	91,237	196,826	299,382
Reimbursement of expenses
Class A	(6,303)	(2,156)	(4,423)	(11,052)
Class C	(4,326)	(2,156)	(3,532)	(2,647)
Class I	(63,733)	(26,221)	(43,000)	(20,436)
Class Y	(67,260)	(26,587)	(45,302)	(50,028)

Net operating expenses	201,593	34,117	100,569	215,219

Net investment income (loss)	1,334,805	(16,394)	802,007	1,739,524

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2018 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(2,020,372)	$(62,047)	$(257,441)	$(307,321)
Net realized gain on forward foreign currency exchange contracts	313,999	–	341,079	–
Net realized gain (loss) on foreign currency and translation	(102,312)	(5,815)	(12,052)	–
Net realized gain (loss) on futures contracts	22,470	–	–	–
Net realized gain on swap contracts	302,874	–	–	–

Net realized gain (loss)	(1,483,341)	(67,862)	71,586	(307,321)

Net change in unrealized appreciation (depreciation) on investments	540,564	(273,529)	(1,474,158)	(2,715,016)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	210,822	–	(63,486)	–
Net change in unrealized appreciation on foreign currency and translation	16,898	13	2,924	–
Net change in unrealized appreciation (depreciation) on futures contracts	(22,445)	–	–	–
Net change in unrealized appreciation (depreciation) on swap contracts	158,739	–	–	–

Net change in unrealized appreciation (depreciation)	904,578	(273,516)	(1,534,720)	(2,715,016)

Net realized and unrealized losses on investments	(578,763)	(341,378)	(1,463,134)	(3,022,337)

Net increase (decrease) in net assets resulting from operations	$756,042	$(357,772)	$(661,127)	$(1,282,813)

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$6,905,070	$9,760,403	$6,436,782	$9,588,045
Net realized gain (loss) on investments	3,020,029	(1,856,944)	(1,090,963)	677,960
Net change in unrealized appreciation (depreciation) on investments	(16,120,161)	362,889	(12,175,692)	(4,509,081)

Net increase (decrease) in net assets from operations	(6,195,062)	8,266,348	(6,829,873)	5,756,924

Distributable earnings
Class A	(1,402,401)	(2,063,485)	(2,316,261)	(1,756,888)

Class C	(201,374)	(270,057)	(308,336)	(327,000)

Class I	(875,713)	(854,559)	(750,944)	(1,145,985)

Class Y	(5,777,919)	(5,403,280)	(5,423,124)	(5,859,509)

Total Distributable Earnings (1)(2)	(8,257,407)	(8,591,381)	(8,798,665)	(9,089,382)

Return of capital
Class A	–	(279,765)	–	(100,036)

Class C	–	(35,709)	–	(17,976)

Class I	–	(107,589)	–	(57,195)

Class Y	–	(748,240)	–	(321,100)

Total Return of capital	–	(1,171,303)	–	(496,307)

Capital Share Transactions
Net proceeds from sale of shares	130,972,765	112,207,247	45,792,609	121,425,079
Net Asset Value of shares issued to shareholders in payment of distributions declared	6,529,769	8,983,366	6,526,862	6,045,876
Cost of shares redeemed	(89,169,048)	(62,757,889)	(89,810,699)	(43,918,289)

Net increase (decrease) in net assets resulting from capital stock transactions	48,333,486	58,432,724	(37,491,228)	83,552,666

Total increase (decrease) in net assets	33,881,017	56,936,388	(53,119,766)	79,723,901

Net Assets
Beginning of period	252,787,204	195,850,816	231,499,077	151,775,176

End of period	$286,668,221	$252,787,204	$178,379,311	$231,499,077

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global Floating Rate Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(2,063,485) and $0 for Class A, $(270,057) and $0 for Class C, $(854,559) and $0 for Class I and $(5,403,280) and $0 for Class Y. The undistributed net investment income (loss) was $(113,373) as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global Credit Income Opportunities Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(1,756,888) and $0 for Class A, $(327,000) and $0 for Class C, $(1,145,985) and $0 for Class I and $(5,859,509) and $0 for Class Y. The undistributed net investment income (loss) was $(305,680) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS TOTAL RETURN BOND FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$6,144,073	$9,285,132	$498,423	$903,641
Net realized gain (loss) on investments	(736,626)	1,300,980	(155,044)	(118,675)
Net change in unrealized depreciation on investments	(1,247,621)	(5,924,031)	(227,992)	(750,496)

Net increase in net assets resulting from operations	4,159,826	4,662,081	115,387	34,470

Distributable earnings
Class A	(2,359,407)	(3,875,523)	(3,465)	(6,279)

Class C	(15,322)	(19,495)	(2,479)	(4,440)

Class I	(4,790)	(7,420)	(213,043)	(392,338)

Class Y	(4,419,039)	(6,664,499)	(281,292)	(573,463)

Total Distributable Earnings (1)(2)	(6,798,558)	(10,566,937)	(500,279)	(976,520)

Return of capital
Class A	–	–	–	(217)

Class C	–	–	–	(153)

Class I	–	–	–	(13,609)

Class Y	–	–	–	(19,524)

Total Return of capital	–	–	–	(33,503)

Capital Share Transactions
Net proceeds from sale of shares	174,542,588	354,038,993	929,531	2,983,984
Net Asset Value of shares issued to shareholders in payment of distributions declared	5,887,143	9,474,859	68,265	183,911
Cost of shares redeemed	(126,673,016)	(250,813,003)	(1,261,983)	(3,661,938)

Net increase (decrease) in net assets resulting from capital stock transactions	53,756,715	112,700,849	(264,187)	(494,043)

Total increase (decrease) in net assets	51,117,983	106,795,993	(649,079)	(1,469,596)

Net Assets
Beginning of period	430,784,200	323,988,207	28,886,237	30,355,833

End of period	$481,902,183	$430,784,200	$28,237,158	$28,886,237

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Active Short Duration Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(3,385,234) and $(490,289) for Class A, $(17,041) and $(2,454) for Class C, $(6,510) and $(910) for Class I and $(5,887,689) and $(776,810) for Class Y. The undistributed net investment income (loss) was $(10,364) as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Total Return Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(6,279) and $0 for Class A, $(4,440) and $0 for Class C, $(392,338) and $0 for Class I and $(573,463) and $0 for Class Y. The undistributed net investment income (loss) was $(60,031) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018	PERIOD FROM SEPTEMBER 17, 2018 TO DECEMBER 31, 2018 (1)

Operations
Net investment income	$1,334,805	$1,225,718	$(16,394)
Net realized gain (loss) on investments	(1,483,341)	232,231	(67,862)
Net change in unrealized appreciation (depreciation) on investments	904,578	(4,915,528)	(273,516)

Net increase (decrease) in net assets from operations	756,042	(3,457,579)	(357,772)

Distributable earnings
Class A	(16,850)	(46,971)	–

Class C	(7,230)	(17,558)	–

Class I	(692,956)	(700,991)	–

Class Y	(718,174)	(722,445)	–

Total Distributable Earnings (2)	(1,435,210)	(1,487,965)	–

Capital Share Transactions
Net proceeds from sale of shares	797,457	41,179,347	10,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	27,521	43,749	–
Cost of shares redeemed	(531,435)	(498,234)	–

Net increase in net assets resulting from capital stock transactions	293,543	40,724,862	10,000,000

Total increase (decrease) in net assets	(385,625)	35,779,318	9,642,228

Net Assets
Beginning of period	46,614,812	10,835,494	–

End of period	$46,229,187	$46,614,812	$9,642,228

(1)	Fund commenced operations on September 17, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Emerging Markets Debt Blended Total Return Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(29,114) and $(17,857) for Class A, $(10,947) and $(6,611) for Class C, $(556,464) and $(144,527) for Class I and $(570,211) and $(152,234) for Class Y. The undistributed net investment income was $123,614 as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$802,007	$1,649,437	$1,739,524	$2,245,957
Net realized gain (loss) on investments	71,586	402,802	(307,321)	150,989
Net change in unrealized depreciation on investments	(1,534,720)	(1,472,755)	(2,715,016)	(1,765,072)

Net increase (decrease) in net assets from operations	(661,127)	579,484	(1,282,813)	631,874

Distributable earnings
Class A	(7,632)	(9,066)	(65,512)	(210,019)

Class C	(9,989)	(17,640)	(2,541)	(9,206)

Class I	(653,597)	(1,081,306)	(458,588)	(1,394,522)

Class Y	(667,731)	(1,191,673)	(1,211,914)	(1,602,934)

Total Distributable Earnings (1)(2)	(1,338,949)	(2,299,685)	(1,738,555)	(3,216,681)

Capital Share Transactions
Net proceeds from sale of shares	272,479	3,560,120	4,004,337	29,139,508
Net Asset Value of shares issued to shareholders in payment of distributions declared	16,018	116,325	976,943	882,238
Cost of shares redeemed	(219,657)	(4,970,047)	(8,380,307)	(3,532,281)

Net increase (decrease) in net assets resulting from capital stock transactions	68,840	(1,293,602)	(3,399,027)	26,489,465

Total increase (decrease) in net assets	(1,931,236)	(3,013,803)	(6,420,395)	23,904,658

Net Assets
Beginning of period	24,825,773	27,839,576	57,007,277	33,102,619

End of period	$22,894,537	$24,825,773	$50,586,882	$57,007,277

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global High Yield Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(6,439) and $(2,627) for Class A, $(11,793) and $(5,847) for Class C, $(775,770) and $(305,536) for Class I and $(855,423) and $(336,250) for Class Y. The undistributed net investment income (loss) was $440 as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings U.S. High Yield Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(139,147) and $(70,872) for Class A, $(5,823) and $(3,383) for Class C, $(944,699) and $(449,823) for Class I and $(1,156,409) and $(446,525) for Class Y. The undistributed net investment income (loss) was $(536) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.48		$9.54		$9.13		$9.60		$10.20		$10.00
Income from investment operations:
Net investment income (3)	0.21		0.43		0.43		0.44		0.44		0.30
Net realized and unrealized gain (loss) on investments	(0.38)		(0.06)		0.42		(0.45)		(0.35)		0.08

Total increase (decrease) from investment operations	(0.17)		0.37		0.85		(0.01)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.21)		(0.38)		(0.31)		(0.46)		(0.68)		(0.18)
From net realized gain	(0.04)		–		–		–		(0.01)		–
From return of capital	–		(0.05)		(0.13)		–		–		–

Total dividends and distributions	(0.25)		(0.43)		(0.44)		(0.46)		(0.69)		(0.18)

Redemption fees	–		–		–		–		0.00	(4)	–

Net asset value, at end of period	$9.06		$9.48		$9.54		$9.13		$9.60		$10.20

Total investment return (5)	(1.91	)%(6)	4.00%		9.47%		(0.04)%		0.95%		3.81	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$49,248		$53,371		$45,363		$13,980		$5,153		$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.21	%(7)	1.26%		1.37%		1.72%		1.74%		2.27	%(7)
Ratio of net expenses to average net assets (8)	1.00	%(7)	0.96	%(9)	0.99	%(10)	1.05	%(11)	1.05	%(11)	1.05	%(7)
Ratio of net investment income to average net assets	4.40	%(7)	4.55%		4.52%		4.74%		4.44%		3.76	%(7)(11)
Portfolio turnover rate	25.13	%(6)	57.74%		47.06%		62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(10)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(11)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.45		$9.51		$9.10		$9.57		$10.16		$10.00
Income from investment operations:
Net investment income (3)	0.18		0.36		0.37		0.37		0.35		0.24
Net realized and unrealized gain (loss) on investments	(0.40)		(0.06)		0.41		(0.45)		(0.33)		0.07

Total increase (decrease) from investment operations	(0.22)		0.30		0.78		(0.08)		0.02		0.31

Less dividends and distributions:
From net investment income	(0.17)		(0.32)		(0.26)		(0.39)		(0.60)		(0.15)
From net realized gain	(0.04)		–		–		–		(0.01)		–
From return of capital	–		(0.04)		(0.11)		–		–		–

Total dividends and distributions	(0.21)		(0.36)		(0.37)		(0.39)		(0.61)		(0.15)

Redemption fees	–		–		–		–		0.00	(4)	–

Net asset value, at end of period	$9.02		$9.45		$9.51		$9.10		$9.57		$10.16

Total investment return (5)	(2.28	)%(6)	3.24%		8.68%		(0.81)%		0.30%		3.15	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$8,617		$8,311		$8,018		$6,803		$5,461		$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.01	%(7)	2.09%		2.24%		2.50%		3.12%		4.97	%(7)
Ratio of net expenses to average net assets (8)	1.73	%(7)(9)	1.70	%(9)	1.71	%(10)	1.80	%(11)	1.80	%(11)	1.80	%(7)(11)
Ratio of net investment income to average net assets	3.68	%(7)	3.80%		3.91%		4.04%		3.60%		3.07	%(7)
Portfolio turnover rate	25.13	%(6)	57.74%		47.06%		62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(10)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(11)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.17		0.46		0.47	0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.33)		(0.06)		0.40	(0.45)	(0.34)	0.10

Total increase (decrease) from investment operations	(0.16)		0.40		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.22)		(0.41)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	(0.04)		–		–	–	(0.01)	–
From return of capital	–		(0.05)		(0.14)	–	–	–

Total dividends and distributions	(0.26)		(0.46)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	–		–		–	–	0.00 (4)	–

Net asset value, at end of period	$9.08		$9.50		$9.56	$9.15	$9.62	$10.21

Total investment return (5)	(1.78	)%(6)	4.28%		9.74%	0.25%	1.34%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$33,939		$18,370		$19,733	$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.90	%(7)	1.03%		1.16%	1.29%	1.31%	1.52	%(7)
Ratio of net expenses to average net assets (8)	0.75	%(7)	0.71	%(9)	0.75%	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.67	%(7)	4.78%		4.90%	5.07%	4.69%	3.72	%(7)
Portfolio turnover rate	25.13	%(6)	57.74%		47.06%	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.24		0.46		0.47	0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.41)		(0.06)		0.40	(0.45)	(0.33)	0.10

Total increase (decrease) from investment operations	(0.17)		0.40		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.22)		(0.41)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	(0.04)		–		–	–	(0.01)	–
From return of capital	–		(0.05)		(0.14)	–	–	–

Total dividends and distributions	(0.26)		(0.46)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	–		–		–	–	0.00 (4)	–

Net asset value, at end of period	$9.07		$9.50		$9.56	$9.15	$9.62	$10.21

Total investment return (5)	(1.79	)%(6)	4.27%		9.73%	0.22%	1.28%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$194,864		$172,736		$122,736	$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.92	%(7)	1.01%		1.14%	1.27%	1.25%	1.53	%(7)
Ratio of net expenses to average net assets (8)	0.75	%(7)	0.71	%(9)	0.75%	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.67	%(7)	4.79%		4.90%	5.08%	4.58%	3.80	%(7)
Portfolio turnover rate	25.13	%(6)	57.74%		47.06%	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.32		$9.51	$8.80	$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.24		0.49	0.55	0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.55)		(0.19)	0.71	(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	(0.31)		0.30	1.26	(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.24)		(0.47)	(0.50)	(0.61)	(0.78)	(0.28)
From net realized gain	(0.10)		–	–	–	(0.13)	–
From return of capital	–		(0.02)	(0.05)	–	–	–

Total dividends and distributions	(0.34)		(0.49)	(0.55)	(0.61)	(0.91)	(0.28)

Redemption fees	–		–	–	–	0.00 (4)	–

Net asset value, at end of period	$8.67		$9.32	$9.51	$8.80	$9.51	$10.45

Total investment return (5)	(3.20	)%(6)	3.24%	14.61%	(0.84)%	(0.11)%	7.30	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$46,396		$60,507	$26,904	$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.35	%(7)	1.38%	1.56%	1.90%	1.98%	3.95	%(7)
Ratio of net expenses to average net assets (8)	1.20	%(7)	1.20%	1.20%	1.20%	1.20%	1.20	%(7)
Ratio of net investment income to average net assets	5.31	%(7)	5.17%	5.83%	6.28%	5.46%	4.88	%(7)
Portfolio turnover rate	26.75	%(6)	52.29%	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.31		$9.50	$8.79	$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.21		0.42	0.48	0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.55)		(0.19)	0.71	(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	(0.34)		0.23	1.19	(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.21)		(0.40)	(0.43)	(0.55)	(0.71)	(0.22)
From net realized gain	(0.10)		–	–	–	(0.13)	–
From return of capital	–		(0.02)	(0.05)	–	–	–

Total dividends and distributions	(0.31)		(0.42)	(0.48)	(0.55)	(0.84)	(0.22)

Redemption fees	–		–	–	–	0.00 (4)	–

Net asset value, at end of period	$8.66		$9.31	$9.50	$8.79	$9.50	$10.45

Total investment return (5)	(3.57	)%(6)	2.47%	13.75%	(1.59)%	(0.93)%	6.75	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$8,175		$8,842	$6,628	$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.18	%(7)	2.21%	2.39%	2.91%	4.09%	10.50	%(7)
Ratio of net expenses to average net assets (8)	1.95	%(7)	1.95%	1.95%	1.95%	1.95%	1.95	%(7)
Ratio of net investment income to average net assets	4.56	%(7)	4.44%	5.12%	5.50%	4.79%	4.39	%(7)
Portfolio turnover rate	26.75	%(6)	52.29%	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.32		$9.50	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.51	0.58	0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.52)		(0.18)	0.70	(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	(0.29)		0.33	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.26)		(0.49)	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	(0.10)		–	–	–	(0.13)	–
From return of capital	–		(0.02)	(0.06)	–	–	–

Total dividends and distributions	(0.36)		(0.51)	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	–		–	–	–	0.00 (4)	–

Net asset value, at end of period	$8.67		$9.32	$9.50	$8.80	$9.51	$10.46

Total investment return (5)	(3.07	)%(6)	3.49%	14.90%	(0.61)%	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$14,477		$21,788	$22,228	$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.08	%(7)	1.13%	1.27%	1.54%	1.58%	1.83	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.54	%(7)	5.45%	6.22%	6.54%	5.69%	5.02	%(7)
Portfolio turnover rate	26.75	%(6)	52.29%	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.31		$9.50	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.26		0.51	0.57	0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.54)		(0.19)	0.71	(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	(0.28)		0.32	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.26)		(0.49)	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	(0.10)		–	–	–	(0.13)	–
From return of capital	–		(0.02)	(0.06)	–	–	–

Total dividends and distributions	(0.36)		(0.51)	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	–		–	–	–	0.00 (4)	–

Net asset value, at end of period	$8.67		$9.31	$9.50	$8.80	$9.51	$10.46

Total investment return (5)	(3.08	)%(6)	3.48%	14.90%	(0.61)%	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$109,332		$140,362	$96,014	$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.11	%(7)	1.14%	1.28%	1.55%	1.58%	1.84	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.55	%(7)	5.43%	6.14%	6.56%	5.67%	5.04	%(7)
Portfolio turnover rate	26.75	%(6)	52.29%	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.88		$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (3)	0.13		0.21	0.17		0.15
Net realized and unrealized gain (loss) on investments	(0.04)		(0.10)	0.03		(0.03	)(4)

Total increase from investment operations	0.09		0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.13)		(0.21)	(0.17)		(0.14)
From net realized gain	(0.02)		(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.15)		(0.24)	(0.17)		(0.14)

Net asset value, at end of period	$9.82		$9.88	$10.01		$9.98

Total investment return (6)	0.89	%(7)	1.10%	2.12%		1.17	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$147,829		$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.92	%(8)	0.94%	1.06%		1.18	%(8)
Ratio of net expenses to average net assets (9)	0.65	%(8)	0.65%	0.65%		0.65	%(8)
Ratio of net investment income to average net assets	2.65	%(8)	2.15%	1.72%		1.51	%(8)
Portfolio turnover rate	18.42	%(7)	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.87		$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.19	0.19		0.07
Net realized and unrealized gain (loss) on investments	(0.04)		(0.11)	0.05		(0.03	)(4)

Total increase from investment operations	0.08		0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.12)		(0.19)	(0.20)		(0.07)
From net realized gain	(0.02)		(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.14)		(0.22)	(0.20)		(0.07)

Net asset value, at end of period	$9.81		$9.87	$10.01		$9.97

Total investment return (6)	0.76	%(7)	0.84%	2.41%		0.39	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$1,287		$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.97	%(8)	1.95%	3.09	%(9)	5.44	%(8)(10)
Ratio of net expenses to average net assets (11)	0.90	%(8)	0.90%	0.40	%(9)	1.40	%(8)(10)
Ratio of net investment income to average net assets	2.40	%(8)	1.92%	1.94	%(9)	0.71	%(8)(10)
Portfolio turnover rate	18.42	%(7)	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(10)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(11)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.88		$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.14		0.24	0.18		0.16
Net realized and unrealized gain (loss) on investments	(0.04)		(0.10)	0.06		(0.03	)(4)

Total increase from investment operations	0.10		0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.14)		(0.24)	(0.20)		(0.16)
From net realized gain	(0.02)		(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.16)		(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.82		$9.88	$10.01		$9.97

Total investment return (6)	1.02	%(7)	1.39%	2.44%		1.35	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$298		$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.93	%(8)	3.07%	1.67%		0.96	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%		0.44	%(8)
Ratio of net investment income to average net assets	2.89	%(8)	2.39%	1.84%		1.67	%(8)
Portfolio turnover rate	18.42	%(7)	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.87		$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.14		0.24	0.20		0.17
Net realized and unrealized gain (loss) on investments	(0.03)		(0.11)	0.04		(0.04	)(4)

Total increase from investment operations	0.11		0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.14)		(0.24)	(0.20)		(0.16)
From net realized gain	(0.02)		(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.16)		(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.82		$9.87	$10.01		$9.97

Total investment return (6)	1.02	%(7)	1.35%	2.38%		1.36	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$332,488		$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.67	%(8)	0.70%	0.82%		0.87	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%		0.41	%(8)
Ratio of net investment income to average net assets	2.90	%(8)	2.39%	1.97%		1.73	%(8)
Portfolio turnover rate	18.42	%(7)	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.17		0.27	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.14)		(0.28)	(0.09)	0.20

Total increase (decrease) from investment operations	0.03		(0.01)	0.16	0.45

Less dividends and distributions:
From net investment income	(0.16)		(0.29)	(0.26)	(0.25)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.16)		(0.30)	(0.26)	(0.27)

Net asset value, at end of period	$9.64		$9.77	$10.08	$10.18

Total investment return (4)	0.29	%(5)	(0.12)%	1.65%	4.63	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$703		$207	$218	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.87	%(6)	3.72%	3.52%	5.60	%(6)
Ratio of net expenses to average net assets (7)(8)	0.80	%(6)	0.80%	0.80%	0.80	%(6)
Ratio of net investment income to average net assets	3.27	%(6)	2.70%	2.49%	2.52	%(6)
Portfolio turnover rate	21.85	%(5)	172.39%	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.12		0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.13)		(0.27)	(0.08)	0.21

Total increase (decrease) from investment operations	(0.01)		(0.08)	0.09	0.38

Less dividends and distributions:
From net investment income	(0.12)		(0.22)	(0.19)	(0.18)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.12)		(0.23)	(0.19)	(0.20)

Net asset value, at end of period	$9.64		$9.77	$10.08	$10.18

Total investment return (4)	(0.09	)%(5)	(0.87)%	0.89%	3.87	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$193		$196	$202	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.78	%(6)	4.60%	4.41%	6.38	%(6)
Ratio of net expenses to average net assets (7)(8)	1.55	%(6)	1.55%	1.55%	1.55	%(6)
Ratio of net investment income to average net assets	2.51	%(6)	1.95%	1.74%	1.77	%(6)
Portfolio turnover rate	21.85	%(5)	172.39%	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.17		0.29	0.28	0.27
Net realized and unrealized gain (loss) on investments	(0.13)		(0.27)	(0.09)	0.20

Total increase from investment operations	0.04		0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.17)		(0.32)	(0.29)	(0.27)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.17)		(0.33)	(0.29)	(0.29)

Net asset value, at end of period	$9.64		$9.77	$10.08	$10.18

Total investment return (4)	0.42	%(5)	0.13%	1.90%	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,907		$12,070	$12,457	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26	%(6)	1.30%	1.36%	1.37	%(6)
Ratio of net expenses to average net assets (7)(8)	0.55	%(6)	0.55%	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	3.51	%(6)	2.94%	2.74%	2.77	%(6)
Portfolio turnover rate	21.85	%(5)	172.39%	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.16		0.29	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.12)		(0.27)	(0.08)	0.20

Total increase from investment operations	0.04		0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.17)		(0.32)	(0.29)	(0.27)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.17)		(0.33)	(0.29)	(0.29)

Net asset value, at end of period	$9.64		$9.77	$10.08	$10.18

Total investment return (4)	0.42	%(5)	0.13%	1.90%	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$15,435		$16,414	$17,478	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28	%(6)	1.33%	1.36%	1.36	%(6)
Ratio of net expenses to average net assets (7)(8)	0.55	%(6)	0.55%	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	3.51	%(6)	2.95%	2.72%	2.77	%(6)
Portfolio turnover rate	21.85	%(5)	172.39%	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.20		0.45		0.42		0.43
Net realized and unrealized gain (loss) on investments	(0.06)		(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	0.14		(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.28)		(0.55)		(0.50)		(0.34)
From net realized gain	–		(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.28)		(0.85)		(0.50)		(0.34)

Net asset value, at end of period	$9.37		$9.51		$10.55		$9.90

Total investment return (5)	1.49	%(6)	(2.21)%		11.94%		2.62	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$374		$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.32	%(7)	3.63%		5.77%		6.82	%(7)
Ratio of net expenses to average net assets (9)	1.14	%(7)(8)	1.11	%(8)	1.15	%(8)	1.16	%(7)
Ratio of net investment income to average net assets	5.38	%(7)	4.33%		4.17%		6.52	%(7)
Portfolio turnover rate	42.39	%(6)	51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.22		0.48		0.35		0.38
Net realized and unrealized gain (loss) on investments	(0.10)		(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	0.12		(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.25)		(0.48)		(0.43)		(0.29)
From net realized gain	–		(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.25)		(0.78)		(0.43)		(0.29)

Net asset value, at end of period	$9.38		$9.51		$10.55		$9.90

Total investment return (5)	1.13	%(6)	(2.90)%		11.11%		2.10	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$242		$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.87	%(7)	5.85%		6.47%		7.57	%(7)
Ratio of net expenses to average net assets (9)	1.82	%(7)(8)	1.85	%(8)	1.89	%(8)	1.90	%(7)
Ratio of net investment income to average net assets	4.68	%(7)	4.63%		3.44%		5.79	%(7)
Portfolio turnover rate	42.39	%(6)	51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.27		0.54		0.45		0.45
Net realized and unrealized gain (loss) on investments	(0.12)		(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	0.15		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.29)		(0.58)		(0.53)		(0.36)
From net realized gain	–		(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.29)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$9.37		$9.51		$10.55		$9.90

Total investment return (5)	1.62	%(6)	(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$22,325		$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.41	%(7)	1.94%		2.76%		2.58	%(7)
Ratio of net expenses to average net assets (9)	0.85	%(7)(8)	0.80	%(8)	0.90	%(8)	0.92	%(7)
Ratio of net investment income to average net assets	5.67	%(7)	5.31%		4.42%		6.77	%(7)
Portfolio turnover rate	42.39	%(6)	51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.26		0.55		0.45		0.45
Net realized and unrealized gain (loss) on investments	(0.10)		(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	0.16		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.29)		(0.58)		(0.53)		(0.36)
From net realized gain	–		(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.29)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$9.38		$9.51		$10.55		$9.90

Total investment return (5)	1.62	%(6)	(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$23,289		$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.42	%(7)	1.95%		2.77%		2.58	%(7)
Ratio of net expenses to average net assets (9)	0.85	%(7)(8)	0.80	%(8)	0.90	%(8)	0.92	%(7)
Ratio of net investment income to average net assets	5.68	%(7)	5.38%		4.43%		6.77	%(7)
Portfolio turnover rate	42.39	%(6)	51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH DECEMBER 31, 2018 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	(0.02)
Net realized and unrealized loss on investments	(0.34)

Total decrease from investment operations	(0.36)

Net asset value, at end of period	$9.64

Total investment return (4)	(3.65	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96
Ratio of total expenses (before reductions and reimbursements) to average net assets	9.11	%(6)
Ratio of net expenses to average net assets (7)	1.45	%(6)
Ratio of net investment loss to average net assets	(0.82	)%(6)
Portfolio turnover rate	1.25	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.45% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH DECEMBER 31, 2018 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	(0.04)
Net realized and unrealized loss on investments	(0.35)

Total decrease from investment operations	(0.39)

Net asset value, at end of period	$9.61

Total investment return (4)	(3.85	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96
Ratio of total expenses (before reductions and reimbursements) to average net assets	9.87	%(6)
Ratio of net expenses to average net assets (7)	2.20	%(6)
Ratio of net investment loss to average net assets	(1.56	)%(6)
Portfolio turnover rate	1.25	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 2.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH DECEMBER 31, 2018 (1)(2)

Per Common Share Data
Net asset value, beginning of period (2)	$10.00
Income from investment operations:
Net investment income (3)	(0.02)
Net realized and unrealized loss on investments	(0.34)

Total decrease from investment operations	(0.36)

Net asset value, at end of period	$9.64

Total investment return (4)	(3.58	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,725
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.10	%(6)
Ratio of net expenses to average net assets (7)	1.20	%(6)
Ratio of net investment loss to average net assets	(0.57	)%(6)
Portfolio turnover rate	1.25	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH DECEMBER 31, 2018 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	(0.02)
Net realized and unrealized loss on investments	(0.34)

Total decrease from investment operations	(0.36)

Net asset value, at end of period	$9.64

Total investment return (4)	(3.58	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,725
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.13	%(6)
Ratio of net expenses to average net assets (7)	1.20	%(6)
Ratio of net investment loss to average net assets	(0.57	)%(6)
Portfolio turnover rate	1.25	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.78		$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.30		0.60	0.64	0.38
Net realized and unrealized gain (loss) on investments	(0.58)		(0.41)	0.77	0.05

Total increase (decrease) from investment operations	(0.28)		0.19	1.41	0.43

Less dividends and distributions:
From net investment income	(0.30)		(0.60)	(0.64)	(0.38)
From net realized gain	(0.21)		(0.25)	(0.38)	–

Total dividends and distributions	(0.51)		(0.85)	(1.02)	(0.38)

Net asset value, at end of period	$8.99		$9.78	$10.44	$10.05

Total investment return (4)	(2.80	)%(5)	1.79%	14.61%	4.45	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$169		$106	$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.47	%(6)	6.55%	6.27%	7.14	%(6)
Ratio of net expenses to average net assets (7)	1.05	%(6)	1.05%	1.05%	1.04	%(6)
Ratio of net investment income to average net assets	6.20	%(6)	5.89%	6.20%	5.83	%(6)
Portfolio turnover rate	24.01	%(5)	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.78		$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.52	0.56	0.33
Net realized and unrealized gain (loss) on investments	(0.57)		(0.41)	0.77	0.05

Total increase (decrease) from investment operations	(0.30)		0.11	1.33	0.38

Less dividends and distributions:
From net investment income	(0.27)		(0.52)	(0.56)	(0.33)
From net realized gain	(0.21)		(0.25)	(0.38)	–

Total dividends and distributions	(0.48)		(0.77)	(0.94)	(0.33)

Net asset value, at end of period	$9.00		$9.78	$10.44	$10.05

Total investment return (4)	(3.13	)%(5)	1.04%	13.75%	3.94	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$177		$197	$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.37	%(6)	4.80%	4.94%	7.89	%(6)
Ratio of net expenses to average net assets (7)	1.80	%(6)	1.80%	1.80%	1.78	%(6)
Ratio of net investment income to average net assets	5.45	%(6)	5.14%	5.40%	5.09	%(6)
Portfolio turnover rate	24.01	%(5)	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.78		$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.32		0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.57)		(0.41)	0.77	0.05

Total increase (decrease) from investment operations	(0.25)		0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.32)		(0.63)	(0.67)	(0.39)
From net realized gain	(0.21)		(0.25)	(0.38)	–

Total dividends and distributions	(0.53)		(0.88)	(1.05)	(0.39)

Net asset value, at end of period	$9.00		$9.78	$10.44	$10.05

Total investment return (4)	(2.65	)%(5)	2.05%	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,155		$12,130	$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.51	%(6)	1.53%	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.46	%(6)	6.14%	6.46%	6.08	%(6)
Portfolio turnover rate	24.01	%(5)	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.78		$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.32		0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.57)		(0.41)	0.77	0.05

Total increase (decrease) from investment operations	(0.25)		0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.32)		(0.63)	(0.67)	(0.39)
From net realized gain	(0.21)		(0.25)	(0.38)	–

Total dividends and distributions	(0.53)		(0.88)	(1.05)	(0.39)

Net asset value, at end of period	$9.00		$9.78	$10.44	$10.05

Total investment return (4)	(2.65	)%(5)	2.05%	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,394		$12,393	$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.53	%(6)	1.53%	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.46	%(6)	6.14%	6.45%	6.08	%(6)
Portfolio turnover rate	24.01	%(5)	65.26%	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.29		0.61	0.65	0.39
Net realized and unrealized gain (loss) on investments	(0.53)		(0.47)	0.65	0.13

Total increase (decrease) from investment operations	(0.24)		0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.29)		(0.61)	(0.66)	(0.38)
From net realized gain	–		(0.30)	(0.19)	–

Total dividends and distributions	(0.29)		(0.91)	(0.85)	(0.38)

Net asset value, at end of period	$9.29		$9.82	$10.59	$10.14

Total investment return (4)	(2.50	)%(5)	1.32%	13.13%	5.36	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$1,334		$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.99	%(6)	1.71%	1.82%	5.47	%(6)
Ratio of net expenses to average net assets (7)	1.00	%(6)	1.00%	1.00%	0.99	%(6)
Ratio of net investment income to average net assets	5.90	%(6)	5.92%	6.21%	5.93	%(6)
Portfolio turnover rate	20.38	%(5)	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.25		0.53	0.58	0.33
Net realized and unrealized gain (loss) on investments	(0.54)		(0.47)	0.64	0.14

Total increase (decrease) from investment operations	(0.29)		0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.25)		(0.53)	(0.58)	(0.33)
From net realized gain	–		(0.30)	(0.19)	–

Total dividends and distributions	(0.25)		(0.83)	(0.77)	(0.33)

Net asset value, at end of period	$9.28		$9.82	$10.59	$10.14

Total investment return (4)	(2.90	)%(5)	0.61%	12.24%	4.85	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$93		$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.13	%(6)	6.43%	6.18%	7.30	%(6)
Ratio of net expenses to average net assets (7)	1.75	%(6)	1.75%	1.75%	1.73	%(6)
Ratio of net investment income to average net assets	5.17	%(6)	5.17%	5.50%	5.08	%(6)
Portfolio turnover rate	20.38	%(5)	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.30		0.63	0.68	0.40
Net realized and unrealized gain (loss) on investments	(0.54)		(0.47)	0.64	0.13

Total increase (decrease) from investment operations	(0.24)		0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.30)		(0.63)	(0.68)	(0.39)
From net realized gain	–		(0.30)	(0.19)	–

Total dividends and distributions	(0.30)		(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.28		$9.82	$10.59	$10.14

Total investment return (4)	(2.41	)%(5)	1.61%	13.36%	5.53	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$14,082		$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.02	%(6)	1.28%	1.36%	1.38	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.17	%(6)	6.16%	6.50%	6.11	%(6)
Portfolio turnover rate	20.38	%(5)	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (1)		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.82		$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.30		0.62	0.68	0.39
Net realized and unrealized gain (loss) on investments	(0.54)		(0.45)	0.63	0.14

Total increase (decrease) from investment operations	(0.24)		0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.30)		(0.63)	(0.68)	(0.39)
From net realized gain	–		(0.30)	(0.19)	–

Total dividends and distributions	(0.30)		(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.28		$9.82	$10.58	$10.14

Total investment return (4)	(2.41	)%(5)	1.61%	13.35%	5.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$35,078		$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.00	%(6)	1.25%	1.36%	1.42	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.17	%(6)	6.09%	6.50%	6.06	%(6)
Portfolio turnover rate	20.38	%(5)	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.5%*:

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.+¤			469	$–	$–
Tunstall Group Holdings Ltd.+¤			310	–	–

Total Healthcare, Education and Childcare			779	–	–

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤			1,769,565	171,860	172,055

Oil and Gas — 0.4%*:
Fieldwood Energy LLC			6,469	226,415	232,884
Fieldwood Energy LLC			26,365	568,599	949,140
Sabine Oil & Gas LLC¤			387	22,597	17,028
Southcross Energy Holdings LP			22	–	–
Southcross Energy Partners LP			22	5,500	10,450
Templar Energy LLC¤			8,762	50,647	5,257
Templar Energy LLC¤††			6,069	60,686	15,172

Total Oil and Gas			48,096	934,444	1,229,931

Total Common Stocks			1,818,440	1,106,304	1,401,986

Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2¤††			259,648	173,408	25,965

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)¤††			449	–	4,781
Appvion Holdings Corp. (exp. June 13, 2023)¤			449	–	–

Total Diversified/Conglomerate Manufacturing			898	–	4,781

Oil and Gas — 0.0%*:
Sabine Oil & Gas LLC Warrants¤††			1,230	5,523	1,845
Sabine Oil & Gas LLC Warrants¤††			219	595	1,150

Total Oil and Gas			1,449	6,118	2,995

Total Warrants			2,347	6,118	7,776

Total Equities			2,080,435	1,285,830	1,435,727

EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.8%*:

Bank Loans — 83.4%*§:

Aerospace and Defense — 0.1%*:
Doncasters Finance US LLC, 3M LIBOR + 3.500%	6.30%	4/9/2020	443,239	434,715	389,164

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Automobile — 1.7%*:
Belron Finance US LLC, 3M LIBOR + 2.500%	5.11%	11/13/2025	291,064	$290,345	$280,149
DexKo Global, Inc., 2M LIBOR + 3.500%	6.02	7/24/2024	307,524	309,747	296,505
NN, Inc., 1M LIBOR + 3.750%	6.27	10/19/2022	1,336,607	1,339,600	1,296,509
Roy Bidco ApS, EURIBOR + 3.250%+	3.25	8/23/2024	1,000,000	1,153,515	1,125,940
US Farathane LLC, 3M LIBOR + 3.500%	6.30	12/23/2021	1,898,197	1,906,896	1,812,778

Total Automobile			4,833,392	5,000,103	4,811,881

Beverage, Food and Tobacco — 3.2%*:
Amphora Finance Ltd., 3M LIBOR + 4.750%+	5.48	5/29/2025	500,000	661,044	631,723
CTI Foods Holding Co. LLC, 1M LIBOR + 3.500%††	6.10	6/29/2020	1,371,857	1,368,084	1,019,742
Deoleo, S.A., EURIBOR + 3.500%+††	4.50	6/11/2021	500,000	597,299	265,814
IRB Holding Corp., 1M LIBOR + 3.250%	5.68	2/5/2025	2,595,619	2,607,290	2,469,732
JBS USA LLC, 3M LIBOR + 2.500%	5.26	10/30/2022	1,923,773	1,919,272	1,846,822
Labeyrie Fine Foods SAS, EURIBOR + 4.250%+	4.25	5/23/2023	500,000	553,759	569,581
Refresco Group B.V., EURIBOR + 3.250%+	5.87	3/28/2025	159,042	158,330	151,885
Refresco Group B.V., EURIBOR + 3.250%+	3.25	3/28/2025	500,000	580,940	559,361
Sigma Bidco B.V., EURIBOR + 3.500%+	3.50	7/2/2025	1,000,000	1,147,299	1,110,667
Sigma Bidco B.V., LIBOR + 4.000%+	4.90	3/31/2025	500,000	644,497	616,588

Total Beverage, Food and Tobacco			9,550,291	10,237,814	9,241,915

Broadcasting and Entertainment — 3.9%*:
All3Media International, 6M LIBOR + 4.250%+	5.25	6/30/2021	1,500,000	2,305,647	1,907,120
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.55	8/13/2021	2,073,015	2,037,577	1,982,838
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.40	8/13/2022	2,182,720	2,167,629	2,016,681
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00	8/13/2021	521,343	636,373	589,008
DLG Acquisitions Ltd., EURIBOR + 7.250%+	8.25	6/30/2022	500,000	673,790	572,995
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%+	4.50	6/26/2025	312,606	355,118	358,394
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%+	7.50	12/28/2025	500,000	539,301	567,146
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%+	4.50	6/20/2025	187,394	212,879	214,842
Intelsat Jackson Holdings S.A., 3M LIBOR + 3.750%	6.26	11/27/2023	750,000	747,989	724,552
Technicolor S.A., EURIBOR + 3.000%+	3.00	12/6/2023	500,000	538,684	532,774
Univision Communications, Inc., 1M LIBOR + 2.750%	5.27	3/15/2024	1,981,009	1,963,877	1,788,693

Total Broadcasting and Entertainment			11,008,087	12,178,864	11,255,043

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Buildings and Real Estate — 2.5%*:
Core & Main L.P., 6M LIBOR + 3.000%	5.72%	8/1/2024	1,485,000	$1,495,209	$1,431,793
GYP Holdings III Corp., 1M LIBOR + 2.750%	5.27	6/1/2025	1,994,988	1,990,171	1,875,288
LSF10 Impala Investments S.a r.l., EURIBOR + 4.750%+	4.75	7/31/2025	500,000	573,833	571,981
Quikrete Holdings, Inc., 1M LIBOR + 2.750%	5.27	11/15/2023	1,000,000	1,001,009	950,630
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.77	5/23/2025	2,447,261	2,432,019	2,277,495

Total Buildings and Real Estate			7,427,249	7,492,241	7,107,187

Cargo Transport — 0.8%*:
CEVA Group plc, 3M LIBOR + 3.750%+	6.55	7/24/2025	389,109	387,270	376,140
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	5.52	7/31/2022	1,939,906	1,943,268	1,868,381

Total Cargo Transport			2,329,015	2,330,538	2,244,521

Chemicals, Plastics and Rubber — 6.9%*:
Albaugh LLC, 1M LIBOR + 3.500%	6.02	12/23/2024	694,714	698,693	681,688
Allnex (Luxembourg) & Cy S.C.A., EURIBOR + 3.250%+	3.25	9/13/2023	684,235	774,849	769,631
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%+	5.96	9/13/2023	363,503	362,276	355,325
Allnex USA, Inc., 3M LIBOR + 3.250%+	5.96	9/13/2023	273,859	272,935	267,698
Archroma Finance Sarl, EURIBOR + 3.750%+	3.75	8/11/2024	1,000,000	1,152,670	1,131,428
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	7.77	4/5/2024	290,649	289,555	279,991
Azelis Finance S.A., EURIBOR + 4.000%+	4.00	7/31/2025	500,000	611,679	567,862
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75	9/7/2021	327,956	387,493	356,029
Diamond B.V., EURIBOR + 3.2500%	3.25	9/6/2024	992,487	1,157,845	1,092,725
Flint Group GmbH, LIBOR + 3.000%+	3.75	9/7/2021	761,596	868,811	826,786
Flint Group GmbH, 3M LIBOR + 3.000%+	5.49	9/7/2021	529,567	506,253	471,314
Flint Group US LLC, 3M LIBOR + 3.000%+	5.49	9/7/2021	3,076,456	2,941,652	2,738,046
GrafTech Finance, Inc., 1M LIBOR + 3.500%	6.02	2/12/2025	1,883,081	1,879,515	1,779,512
Ineos US Finance LLC, EURIBOR + 2.000%+	2.50	3/31/2024	1,492,469	1,722,309	1,665,638
MacDermid, Inc., EURIBOR + 2.500%	3.25	6/7/2020	412,929	485,411	471,339
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	1,000,000	1,133,908	1,109,945
Pinnacle Operating Corp., 1M LIBOR + 7.250%	9.77	11/15/2021	722,449	688,812	581,571
Platform Specialty Products Corp., 1M LIBOR + 2.250%	5.05	11/15/2025	666,392	665,559	645,568
Schenectady International Group, Inc., LIBOR + 4.750%	7.19	10/15/2025	840,528	840,528	806,906
Solenis International LP, 3M LIBOR + 4.000%	6.71	12/26/2023	638,147	632,305	615,812
Solenis International LP, 3M LIBOR + 8.500%	11.21	6/26/2024	376,263	365,934	353,687
Starfruit Finco B.V, EURIBOR + 3.750%+	3.75	9/20/2025	500,000	588,925	562,993

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Tronox Blocked Borrower LLC, 3M LIBOR + 3.000%	5.52%	9/22/2024	478,009	$476,039	$462,985
Tronox Finance LLC, 3M LIBOR + 3.000%	5.52	9/22/2024	1,103,098	1,098,552	1,068,428

Total Chemicals, Plastics and Rubber			19,608,387	20,602,508	19,662,907

Containers, Packaging and Glass — 3.2%*:
Albea Beauty Holdings S.A., EURIBOR + 3.000%+	5.89	4/22/2024	617,624	616,942	579,794
BWAY Holding Co., 1M LIBOR + 3.250%	5.66	4/3/2024	2,472,450	2,466,829	2,319,974
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.52	12/29/2023	1,575,940	1,590,154	1,482,692
Horizon Holdings III S.A.S., EURIBOR + 2.750%+	2.75	10/29/2022	1,390,909	1,661,490	1,550,207
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%	6.05	11/18/2023	735,000	737,596	700,088
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	11.14	11/18/2024	750,000	741,716	748,125
Reynolds Group Holdings, Inc., LIBOR + 2.750%	5.27	2/5/2023	1,989,848	1,999,144	1,890,355

Total Containers, Packaging and Glass			9,531,771	9,813,871	9,271,235

Diversified/Conglomerate Manufacturing — 3.5%*:
Brookfield WEC Holdings, Inc., 1M LIBOR + 3.750%	6.27	8/1/2025	2,075,309	2,088,952	2,006,014
LTI Holdings, Inc., 1M LIBOR + 3.500%	6.02	9/6/2025	1,440,316	1,442,464	1,352,702
PCF GmbH, EURIBOR + 5.000%+††	5.00	8/1/2024	500,000	525,613	564,998
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.94	4/26/2024	1,581,125	1,582,492	1,517,880
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.77	7/10/2020	935,607	915,543	767,198
Wilsonart LLC, 3M LIBOR + 3.250%	6.06	12/19/2023	603,337	603,843	575,813
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	6.27	7/1/2021	1,747,045	1,642,504	1,503,908
Xella International GmbH, EURIBOR + 4.000%+	4.00	4/11/2024	1,500,000	1,830,365	1,680,385

Total Diversified/Conglomerate Manufacturing			10,382,739	10,631,776	9,968,898

Diversified/Conglomerate Service — 8.7%*:
Almonde, Inc., 3M LIBOR + 7.250%+	10.05	6/13/2025	752,587	764,786	690,770
Almonde, Inc., 3M LIBOR + 3.500%+	6.30	6/13/2024	1,992,126	1,966,345	1,851,263
EAB Global, Inc., LIBOR + 3.750%	6.41	11/15/2024	751,421	748,260	711,971
GTCR Valor Cos., Inc., 3M LIBOR + 2.750%	5.55	6/16/2023	444,707	443,855	426,474
Hyland Software, Inc., 1M LIBOR + 3.500%	6.02	7/1/2022	985,000	989,577	952,495

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
I-Logic Technologies Bidco Ltd., 1M LIBOR + 3.250%+	5.86%	12/21/2024	1,036,809	$1,041,350	$1,010,889
Infor (US), Inc., EURIBOR + 2.250%	3.25	2/1/2022	489,842	580,616	551,718
Infor (US), Inc., 3M LIBOR + 2.750%	5.27	2/1/2022	1,465,780	1,466,537	1,402,341
Informatica LLC, 1M LIBOR + 3.250%	5.77	8/5/2022	1,388,855	1,391,830	1,345,453
Kronos, Inc., 3M LIBOR + 3.500%	5.54	11/1/2023	1,583,068	1,586,314	1,501,270
LegalZoom.com, Inc., 1M LIBOR + 4.500%	7.00	11/20/2024	585,508	579,712	573,798
MH Sub I LLC, 3M LIBOR + 3.750%	6.25	9/13/2024	3,051,432	3,059,037	2,887,417
Project Leopard Holdings, Inc., 1M LIBOR + 4.000%	6.52	7/7/2023	1,491,536	1,498,547	1,452,384
Red Ventures, LLC, 1M LIBOR + 3.000%	5.52	11/8/2024	2,652,524	2,670,814	2,519,898
TierPoint LLC, 1M LIBOR + 3.750%	6.27	5/6/2024	36,752	36,611	34,235
TMF Group Holding B.V., EURIBOR + 3.250%+	3.25	5/5/2025	500,000	584,559	554,256
Verisure Holding AB, EURIBOR + 3.500%+	3.50	10/21/2022	500,000	566,875	565,267
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/20/2022	2,700,000	3,093,060	3,009,504
Vertafore, Inc., 1M LIBOR + 3.250%	6.05	7/2/2025	2,000,000	1,998,994	1,895,620
Vertafore, Inc., 1M LIBOR + 7.250%	10.05	7/2/2026	1,000,000	990,571	953,750

Total Diversified/Conglomerate Service			25,407,947	26,058,250	24,890,773

Ecological — 0.6%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.80	5/31/2022	390,426	388,736	379,365
Emerald US, Inc., 3M LIBOR + 4.000%	6.80	5/9/2021	529,428	506,572	519,279
PHS Group Ltd., 1M LIBOR + 5.250%+	7.77	12/20/2021	764,450	977,886	973,881

Total Ecological			1,684,304	1,873,194	1,872,525

Electronics — 5.4%*:
EXC Holdings III Corp., 3M LIBOR + 3.500%	6.30	12/2/2024	492,198	497,177	473,741
First Data Corp., 1M LIBOR + 2.000%	4.50	4/26/2024	1,500,000	1,500,000	1,429,500
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.52	11/21/2024	1,705,205	1,685,994	1,607,156
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,381,750	1,563,240	1,524,563
Omnitracs, Inc., 3M LIBOR + 2.750%	5.57	3/21/2025	3,013,683	3,004,872	2,834,369
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.77	5/30/2025	745,003	745,003	689,597
RP Crown Parent LLC, 1M LIBOR + 2.750%	5.27	10/12/2023	1,742,451	1,739,065	1,675,018
Sophia LP, LIBOR + 3.250%	6.05	9/30/2022	1,491,001	1,498,288	1,432,956
SS&C Technologies Inc., 1M LIBOR + 2.250%	4.77	4/16/2025	479,877	478,695	451,986
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	7.09	1/27/2023	1,277,250	1,273,733	1,084,756
Veritas Bermuda Ltd., EURIBOR + 4.500%	5.50	1/27/2023	786,000	876,312	789,493
Wall Street Systems Delaware, Inc., 1M LIBOR + 3.000%	5.52	11/21/2024	1,138,983	1,138,983	1,057,352
Wall Street Systems Delaware, Inc., EURIBOR + 3.000%	4.00	11/21/2024	492,053	578,308	550,381

Total Electronics			16,245,454	16,579,670	15,600,868

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Farming and Agriculture — 0.8%*:
Dole Food Co. Inc., 1M LIBOR + 2.750%	5.25%	4/6/2024	2,417,537	$2,426,508	$2,341,989

Finance — 2.3%*:
Edelman Financial Center LLC, 3M LIBOR + 6.750%	9.19	7/20/2026	337,346	335,751	320,478
Evergood 4 ApS, EURIBOR + 3.750%+	3.75	2/6/2025	500,000	579,476	566,550
NAB Holdings LLC, 3M LIBOR + 3.000%	5.80	7/1/2024	990,013	991,589	939,275
Nets Holding A/S, EURIBOR + 3.000%+	3.00	2/6/2025	440,972	522,706	497,903
NFP Corp., 1M LIBOR + 3.000%	5.52	1/8/2024	2,515,613	2,532,773	2,374,110
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.52	5/1/2024	2,108,858	2,113,988	2,013,959

Total Finance			6,892,802	7,076,283	6,712,275

Healthcare, Education and Childcare — 11.5%*:
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	2,000,000	2,286,597	2,242,393
Amedes Holding AG, EURIBOR + 4.750%+	4.75	8/19/2022	498,777	576,322	567,548
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	7.80	7/5/2023	1,515,786	1,506,225	1,349,049
Auris Luxembourg III Sarl, LIBOR + 3.750%	6.55	7/20/2025	1,000,000	995,299	970,630
Avantor, Inc., 1M LIBOR + 4.000%	6.57	11/21/2024	1,892,467	1,917,234	1,829,391
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	8.02	3/18/2024	1,000,708	984,264	960,680
Bausch Health Companies, 1M LIBOR + 3.000%	5.38	6/1/2025	957,485	963,386	912,541
Cerba Healthcare S.A.S., EURIBOR + 3.000%+	3.00	4/20/2024	1,000,000	1,172,711	1,113,016
CEVA Sante Animale, EURIBOR + 3.000%+	3.00	6/30/2021	1,500,000	1,738,577	1,692,845
Concordia International Corp., LIBOR + 5.500%+	7.89	9/6/2024	2,338,250	2,301,231	2,224,588
Concordia International Corp., EURIBOR + 5.250%+	6.25	9/8/2024	497,500	576,523	562,600
Domus Vi SA, EURIBOR + 3.250%+	3.25	10/31/2024	500,000	592,175	567,026
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.81	4/29/2024	2,530,889	2,534,881	2,391,690
GHD GesundHeits GmbH Deutschland, EURIBOR + 3.000%+	4.00	8/28/2021	750,000	866,831	846,852
Horizon Pharma, Inc., 1M LIBOR + 3.000%	5.56	3/29/2024	964,707	966,644	918,083
Indivior Finance Sarl, 3M LIBOR + 4.500%	7.03	12/18/2022	304,931	303,521	296,798
Lifescan Global Corp., 3M LIBOR + 6.000%	8.80	9/27/2024	400,000	388,456	377,000
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	5.55	9/24/2024	2,046,909	2,040,875	1,872,922
Nidda Healthcare Holding AG, EURIBOR + 3.500%+	3.50	8/21/2024	1,000,000	1,152,460	1,111,377
Nidda Healthcare Holding AG, GBP + 4.500%+	5.37	8/21/2024	500,000	678,300	620,972
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.76	6/30/2025	1,457,372	1,458,042	1,348,521

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Press Ganey Holdings, Inc., 1M LIBOR + 2.750%	5.27%	10/23/2023	1,225,000	$1,230,892	$1,174,469
Press Ganey Holdings, Inc., 1M LIBOR + 6.500%	9.02	10/21/2024	369,105	372,821	365,414
Riemser Pharma GmbH, EURIBOR + 5.500%+	5.25	6/29/2023	500,000	545,577	570,371
Rodenstock GmbH, EURIBOR + 5.250%+	5.25	6/30/2021	1,500,000	1,747,046	1,667,066
Rossini Sarl, EURIBOR + 6.25%+	6.25	10/30/2025	750,000	875,574	859,312
Team Health Holdings, Inc., 1M LIBOR + 2.750%	5.27	2/6/2024	1,977,362	1,928,994	1,762,323
Tunstall Group Holdings Ltd., 3M LIBOR + 5.000%+	4.40	10/16/2020	523,577	828,526	655,673
Unilabs Holding AB, EURIBOR + 2.750%+	2.75	4/19/2024	500,000	571,194	554,566
Verscend Holding Corp., 1M LIBOR + 4.500%	7.02	8/27/2025	633,453	628,918	611,282

Total Healthcare, Education and Childcare			32,634,278	34,730,096	32,996,998

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.4%*:
Keter Group B.V., EURIBOR + 4.250%+	5.25	10/31/2023	500,000	547,872	454,003
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.89	11/8/2023	1,700,009	1,694,035	1,416,668
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.43	11/8/2024	724,666	664,905	512,100
SIWF Holdings Inc., 1M LIBOR + 4.250%	6.72	6/15/2025	997,494	1,006,765	966,951
Visual Comfort Generation Brands Holdings, Inc., 1M LIBOR + 8.000%	10.52	2/28/2025	646,667	644,037	627,267

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,568,836	4,557,614	3,976,989

Hotels, Motels, Inns and Gaming — 3.1%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	5.27	12/22/2024	1,982,481	1,982,691	1,900,347
Compass IV Ltd., 3M LIBOR + 4.500%+	4.50	4/30/2025	500,000	598,167	567,324
Compass IV Ltd., EURIBOR + 8.000%+	9.00	4/30/2026	500,000	586,740	558,553
Financiere Sun S.A.S., EURIBOR + 3.000%+	3.00	3/14/2023	338,983	404,495	380,381
HNVR Holdco Ltd., EURIBOR + 3.250%+	3.25	9/12/2023	992,449	1,125,926	1,119,564
Penn National Gaming, Inc., 1M LIBOR + 2.250%	4.71	10/15/2025	622,489	620,976	599,537
Richmond UK Bidco Ltd., LIBOR + 4.250%+	4.98	3/3/2024	500,000	632,374	578,350
Rouge Beachhouse B.V., EURIBOR + 4.250%+	4.25	7/25/2025	500,000	586,575	573,591
Stars Group Holdings B.V. (The), 3M LIBOR + 3.500%+	6.30	7/10/2025	1,492,500	1,485,524	1,439,024
Tackle Sarl, EURIBOR + 5.000%+	3.50	8/8/2022	1,000,000	1,117,193	1,135,014

Total Hotels, Motels, Inns and Gaming			8,428,902	9,140,661	8,851,685

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Insurance — 3.8%*:
Alliant Holdings I, Inc., 1M LIBOR + 3.000%	5.21%	5/9/2025	2,797,043	$2,808,841	$2,637,779
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.77	10/22/2024	1,786,169	1,797,028	1,682,357
Asurion LLC, 1M LIBOR + 2.750%	5.52	11/3/2023	1,548,034	1,554,628	1,480,307
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	11.24	10/31/2025	1,633,626	1,601,633	1,581,890
Hub International Ltd., 2M LIBOR + 3.000%	5.24	4/25/2025	1,990,000	1,985,498	1,874,958
York Risk Services Holding Corp., 1M LIBOR + 3.750%	6.27	10/1/2021	1,641,645	1,621,754	1,528,486

Total Insurance			11,396,517	11,369,382	10,785,777

Leisure, Amusement, Entertainment — 4.8%*:
Columbus Capital B.V., EURIBOR + 4.750%+	4.75	6/30/2024	500,000	569,560	571,087
Crown Finance US, Inc., 1M LIBOR + 2.500%	5.02	2/28/2025	992,500	993,619	936,255
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%+	5.02	2/1/2024	1,394,967	1,399,107	1,315,914
Dorna Sports, S.L., EURIBOR + 3.000%+	2.75	4/12/2024	978,282	1,092,872	1,103,358
International Park Holdings B.V., EURIBOR + 3.500%+	3.50	6/13/2024	500,000	580,575	563,027
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	7.03	7/3/2026	2,000,000	1,981,097	1,860,000
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.52	3/31/2024	2,559,758	2,550,330	2,438,170
Vacalians Group, EURIBOR + 4.000%+	4.00	10/26/2025	500,000	564,429	572,159
Vougeot Bidco PLC, EURIBOR + 5.500%+	5.50	7/18/2023	1,000,000	1,164,245	1,144,317
William Morris Endeavor Entertainment, LLC, 2M LIBOR + 2.750%	5.28	5/18/2025	1,837,047	1,832,290	1,683,195
WMG Acquisition Corp., LIBOR + 2.250%	4.65	11/1/2023	1,500,000	1,498,202	1,441,125

Total Leisure, Amusement, Entertainment			13,762,554	14,226,326	13,628,607

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
Alison Bidco Sarl, 1M LIBOR + 4.500%+	7.03	8/29/2021	284,624	283,538	270,392
Alison Bidco Sarl, EURIBOR + 4.500%+	5.50	8/29/2021	994,798	1,151,088	1,122,214
Apex Tool Group LLC, 1M LIBOR + 3.750%	6.27	2/1/2022	1,690,251	1,687,694	1,626,021
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.52	3/28/2025	1,985,895	1,983,806	1,811,296

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			4,955,568	5,106,126	4,829,923

Mining, Steel, Iron and Non-Precious Metals — 0.7%*:
Big River Steel LLC, 3M LIBOR + 5.000%	7.80	8/23/2023	622,394	630,166	614,614
Boomerang Tube, LLC, 3M LIBOR + 3.000%¤††	7.52	10/31/2021	62,044	62,044	62,044
Covia Holdings Corp., 3M LIBOR + 3.750%	6.55	6/1/2025	598,805	598,806	431,140
US Silica Co., 1M LIBOR + 4.000%	6.56	5/1/2025	878,100	888,174	765,044

Total Mining, Steel, Iron and Non-Precious Metals			2,161,343	2,179,190	1,872,842

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 2.1%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	10.30%	4/15/2020	1,399,200	$1,353,750	$1,240,628
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.77	4/11/2023	864,968	393,120	751,657
Gulf Finance LLC, 3M LIBOR + 5.250%	7.89	8/25/2023	1,648,157	1,516,756	1,250,539
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%+	9.55	2/28/2023	497,500	495,289	398,995
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.82	2/21/2021	2,074,034	1,618,401	1,619,054
UTEX Industries, Inc., 1M LIBOR + 7.250%	9.77	5/22/2022	1,000,000	714,113	855,000

Total Oil and Gas			7,483,859	6,091,429	6,115,873

Personal and Non-Durable Consumer Products Mfg. Only — 0.3%*:
Coty Inc., 1M LIBOR + 2.250%	4.63	4/7/2025	997,494	957,357	918,941

Personal, Food and Miscellaneous — 0.2%*:
Capri Finance LLC, 3M LIBOR + 3.250%+	5.78	11/1/2024	497,495	496,341	470,132

Printing and Publishing — 1.6%*:
Getty Images, Inc., 3M LIBOR + 3.500%	6.02	10/18/2019	1,592,086	1,559,889	1,544,323
Springer Nature Deutschland GmbH, EURIBOR + 3.250%+††	3.75	8/24/2022	1,739,274	1,980,946	1,965,373
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+††	6.02	8/15/2022	1,251,741	1,254,754	1,222,012

Total Printing and Publishing			4,583,101	4,795,589	4,731,708

Retail Stores — 4.2%*:
24 Hour Fitness Worldwide, Inc., 1M LIBOR + 3.500%	6.02	5/24/2025	2,513,228	2,524,353	2,452,483
Ascena Retail Group, Inc., 1M LIBOR + 4.500%	7.06	8/21/2022	613,388	541,002	568,918
EG Finco Ltd., 3M LIBOR + 4.000%+	6.81	2/7/2025	1,097,339	1,092,403	1,054,817
EG Group Ltd., EURIBOR + 4.000%+	4.00	2/6/2025	1,492,929	1,750,900	1,659,207
EG Group Ltd., 3M LIBOR + 4.000%+	6.81	2/7/2025	223,369	222,874	214,713
Eyemart Express LLC, 1M LIBOR + 3.000%	5.46	8/4/2024	997,475	1,001,686	965,057
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	5.02	8/18/2023	499,578	493,650	470,073
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.50	8/12/2022	2,250,000	2,530,944	1,903,368
Staples, Inc., 3M LIBOR + 4.000%	6.54	9/12/2024	2,229,987	2,215,252	2,133,362
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50	8/7/2024	500,000	576,090	547,382

Total Retail Stores			12,417,293	12,949,154	11,969,380

Telecommunications — 4.0%*:
BMC Software Finance, Inc., LIBOR + 4.250%	7.05	10/2/2025	1,000,000	990,344	962,190
CDS Holdco III B.V., EURIBOR + 2.750%+	3.75	12/31/2024	500,000	577,168	569,581
Digicel International Finance Ltd., 3M LIBOR + 3.250%+	5.96	5/28/2024	422,740	425,793	382,580

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications (Continued)
Eircom Finco Sarl, EURIBOR + 3.250%+	3.25%		4/19/2024	1,000,000	$1,155,416	$1,130,889
GTT Communications, Inc., 1M LIBOR + 2.750%	5.27		5/31/2025	2,000,854	1,991,632	1,879,143
Sprint Communications, Inc., 1M LIBOR + 2.500%	5.06		2/2/2024	2,969,849	2,979,196	2,818,891
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.46		3/9/2023	1,569,339	1,574,413	1,399,332
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.46		3/11/2024	425,482	419,949	355,277
Virgin Media Investment Holdings Ltd., LIBOR — GBP + 3.250%+	3.98		11/15/2027	1,250,000	1,725,633	1,541,469
Ziggo Secured Finance Partnership, 1M LIBOR + 2.500%+	4.96		4/15/2025	500,000	501,050	470,000

Total Telecommunications				11,638,264	12,340,594	11,509,352

Utilities — 0.4%*:
Helix Gen Funding LLC, 3M LIBOR + 3.750%	6.27		6/2/2024	172,292	172,806	160,824
Vistra Operations Co. LLC, 1M LIBOR + 2.250%	4.77		12/14/2023	1,067,902	1,075,748	1,024,300

Total Utilities				1,240,194	1,248,554	1,185,124

Total Bank Loans				244,527,912	252,924,748	239,214,512

Corporate Bonds — 11.4%*:

Automobile — 0.3%*:
AA Bond Co. Ltd.+	5.50		7/31/2022	700,000	937,908	712,695
RAC Bond Co. PLC+	5.00		11/6/2022	200,000	251,509	227,558

Total Automobile				900,000	1,189,417	940,253

Beverage, Food and Tobacco — 0.1%*:
Burger King, Inc.^+	5.00		10/15/2025	327,000	327,000	300,840

Broadcasting and Entertainment — 0.3%*:
Entertainment One Ltd.+	6.88		12/15/2022	100,000	150,190	131,092
Tele Columbus AG+	3.88		5/2/2025	600,000	634,815	621,111
VTR Finance BV^+	6.88		1/15/2024	200,000	202,451	200,000

Total Broadcasting and Entertainment				900,000	987,456	952,203

Chemicals, Plastics and Rubber — 0.5%*:
Kronos International, Inc.	3.75		9/15/2025	750,000	847,554	769,085
Monitchem HoldCo 3 SA, 3 mo. EURIBOR + 4.750%+	4.44	#	6/15/2021	250,000	288,695	276,842
Monitchem HoldCo 3 SA+	5.25		6/15/2021	200,000	228,466	222,848
Pinnacle Operating Corp.^	9.00		5/15/2023	378,294	452,982	245,891

Total Chemicals, Plastics and Rubber				1,578,294	1,817,697	1,514,666

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 0.8%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.^+	4.63%		5/15/2023	1,500,000	$1,487,014	$1,432,500
BWAY Holding Co.	4.75		4/15/2024	350,000	404,810	392,563
BWAY Holding Co.^	5.50		4/15/2024	300,000	300,000	282,000
Guala Closures SpA+	3.50		4/15/2024	100,000	117,465	113,147
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	169,545

Total Containers, Packaging and Glass				2,428,000	2,487,289	2,389,755

Diversified/Conglomerate Manufacturing — 0.1%*:
Appvion ESC^¤	9.00		6/1/2020	460,000	462,565	–
Fabric BC SpA, 3M EURIBOR + 4.125%+	4.13	#	11/30/2024	250,000	284,131	279,277
Galapagos S.A., 3 mo. EURIBOR + 4.750%+	4.44	#	6/15/2021	200,000	272,630	157,169

Total Diversified/Conglomerate Manufacturing				910,000	1,019,326	436,446

Diversified/Conglomerate Service — 0.9%*:
Algeco Global Finance PLC, 3 mo. EURIBOR + 6.250%+	6.25	#	2/15/2023	150,000	182,396	169,130
Algeco Global Finance PLC+	6.50		2/15/2023	450,000	549,354	503,497
Carlson Travel, Inc., 3 mo. EURIBOR + 4.750%	4.75	#	6/15/2023	1,200,000	1,369,434	1,361,151
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	220,000	220,000	226,875
TeamSystem SpA, 3 mo. EURIBOR + 4.000%+	4.00	#	4/15/2023	400,000	492,740	454,381

Total Diversified/Conglomerate Service				2,420,000	2,813,924	2,715,034

Electronics — 0.3%*:
First Data Corp.^	5.00		1/15/2024	179,000	178,225	172,288
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	860,663	665,855

Total Electronics				996,000	1,038,888	838,143

Finance — 2.7%*:
Arrow Global Finance PLC, 3 mo. EURIBOR + 3.750%+	3.75	#	3/1/2026	400,000	496,520	430,674
Arrow Global Finance PLC+	5.13		9/15/2024	1,000,000	1,227,925	1,134,904
Cabot Financial Luxembourg SA+	7.50		10/1/2023	300,000	426,974	347,430
Galaxy Bidco Ltd., 3M GBP LIBOR + 4.500%+	5.39	#	11/15/2020	300,000	398,619	378,556
Galaxy Bidco Ltd.+	6.38		11/15/2020	500,000	638,363	626,211
Garfunkelux Holdco 3 S.A., 3 mo. EURIBOR + 4.500%+	4.50	#	9/1/2023	1,100,000	1,325,396	1,039,818
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	1,050,000	1,394,778	1,123,314
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	122,370
Jerrold Finco PLC+	6.25		9/15/2021	500,000	693,867	625,765
Nexi Capital SpA, 3 mo. EURIBOR + 3.625%+	3.63	#	5/1/2023	1,600,000	1,883,291	1,810,284

Total Finance				6,850,000	8,610,288	7,639,326

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 0.6%*:
Bausch Health Companies, Inc.^	5.50%		11/1/2025	165,000	$165,000	$153,863
IDH Finance PLC+	6.25		8/15/2022	100,000	131,025	104,581
Synlab Bondco PLC+	6.25		7/1/2022	1,000,000	1,238,355	1,162,695
Tenet Healthcare Corp.	4.63		7/15/2024	255,000	254,097	237,150

Total Healthcare, Education and Childcare				1,520,000	1,788,477	1,658,289

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.2%*:
LSF9 Balta Issuer Sarl+	7.75		9/15/2022	445,500	552,558	471,794

Hotels, Motels, Inns and Gaming — 0.2%*:
TVL Finance PLC, 3M GBP LIBOR + 4.875%+	5.76	#	5/15/2023	100,000	130,998	125,599
TVL Finance PLC+	8.50		5/15/2023	280,000	388,865	365,689

Total Hotels, Motels, Inns and Gaming				380,000	519,863	491,288

Leisure, Amusement, Entertainment — 0.4%*:
CPUK Finance Ltd.+	4.88		8/28/2025	600,000	791,746	714,842
Perform Group Financing PLC+	8.50		11/15/2020	250,000	347,826	318,777
Vue International Bidco PLC, 3 mo. EURIBOR + 5.250%+	4.93	#	7/15/2020	100,000	134,292	113,057
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	61,268

Total Leisure, Amusement, Entertainment				1,013,000	1,336,864	1,207,944

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.3%*:
Novafives SAS+	5.00		6/15/2025	1,000,000	1,087,022	917,745

Oil and Gas — 1.0%*:
Citgo Holding, Inc.^	10.75		2/15/2020	1,500,000	1,493,208	1,530,000
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00		2/15/2025	713,000	625,572	294,112
KCA Deutag UK Finance PLC^+	9.88		4/1/2022	1,000,000	1,017,094	820,000
Kosmos Energy Ltd.^+	7.88		8/1/2021	150,000	146,751	149,250

Total Oil and Gas				3,363,000	3,282,625	2,793,362

Personal and Non-Durable Consumer Products Mfg. Only — 0.2%*:
WEPA Hygieneprodukte GmbH+	3.75		5/15/2024	500,000	574,424	542,662

Personal Transportation — 0.9%*:
Hertz Corp. (The)^	7.63		6/1/2022	2,051,000	2,033,821	1,933,067
Naviera Armas S.A., 3M EURIBOR + 6.500%+	6.50	#	7/31/2023	250,000	297,216	277,171
Naviera Armas SA, 3 mo. EURIBOR + 4.250%+	4.25	#	11/15/2024	250,000	296,754	267,533

Total Personal Transportation				2,551,000	2,627,791	2,477,771

Retail Stores — 0.6%*:
CBR Fashion Finance BV+	5.13		10/1/2022	100,000	94,459	93,595
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+††	6.55	#	9/15/2020	300,000	438,054	21,987

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores (Continued)
Jewel UK Bondco PLC+	8.50%		4/15/2023	100,000	$142,450	$118,091
Marcolin SpA, 3 mo. EURIBOR + 4.125%+	4.13	#	2/15/2023	300,000	338,882	340,604
Maxeda DIY Holding B.V.+	6.13		7/15/2022	100,000	114,070	105,139
Takko Luxembourg 2 SCA, 3M USD LIBOR + 5.375%+	5.38		11/15/2023	1,200,000	1,298,245	976,124
Travelex Financing PLC+	8.00		5/15/2022	100,000	108,750	97,384

Total Retail Stores				2,200,000	2,534,910	1,752,924

Telecommunications — 0.6%*:
Altice Financing SA^+	6.63		2/15/2023	500,000	498,802	480,000
Wind Tre SpA, 3M EURIBOR + 2.750%+	2.75	#	1/20/2024	700,000	764,344	715,807
Ziggo B.V.+	4.25		1/15/2027	350,000	390,408	393,895

Total Telecommunications				1,550,000	1,653,554	1,589,702

Utilities — 0.4%*:
Viridian Group Finance Co. PLC+	4.75		9/15/2024	865,000	1,073,593	1,011,570

Total Corporate Bonds				32,696,794	37,322,966	32,641,717

Total Fixed Income				277,224,706	290,247,714	271,856,229

Total Investments				279,305,141	291,533,544	273,291,956

Other assets and liabilities — 4.7%*						13,376,265

Net Assets — 100.0%						$286,668,221

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	60.3%
United Kingdom	12.2%
Germany	9.7%
France	4.2%
Netherlands	4.1%
Spain	1.7%
Italy	1.7%
Ireland	1.3%
Sweden	1.3%
Other (Individually less than 1%)	3.5%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.

A summary of outstanding derivatives at December 31, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/19	Morgan Stanley & Co.	EUR	65,681,553	$75,323,145	$75,052,126	$(271,019)
1/14/19	Morgan Stanley & Co.	GBP	13,499,750	17,216,127	17,244,300	28,173

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(242,846)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

				SHARES	COST	FAIR VALUE
Equities — 1.2%*:

Common Stocks — 1.2%*:

Healthcare, Education and Childcare — 0.2%*:
MModal, Inc.				4,725	$131,922	$363,825
Tunstall Group Holdings Ltd.+¤				396	–	–
Tunstall Group Holdings Ltd.+¤				261	–	–

Total Healthcare, Education and Childcare				5,382	131,922	363,825

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤				1,769,566	171,860	172,055

Oil and Gas — 0.6%*:
Fieldwood Energy LLC				3,698	129,430	133,128
Fieldwood Energy LLC				15,071	325,034	542,556
Jupiter Resources, Inc.+				120,272	581,286	408,925
Southcross Energy Holdings LP				11	–	–
Southcross Energy Partners LP				11	2,750	5,225

Total Oil and Gas				139,063	1,038,500	1,089,834

Retail Stores — 0.3%*:
Maxeda DIY B.V.+¤				18,859,871	373,737	432,174
Maxeda DIY B.V.+¤				10,446	–	108,051

Total Retail Stores				18,870,317	373,737	540,225

Total Common Stocks				20,784,328	1,716,019	2,165,939

Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2¤††				311,577	202,152	31,158

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)¤††				488	–	5,196
Appvion Holdings Corp. (exp. June 13, 2023)¤				488	–	–

Total Diversified/Conglomerate Manufacturing				976	–	5,196

Total Warrants				976	–	5,196

Total Equities				21,096,881	1,918,171	2,202,293

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.3%*:

Asset-Backed Securities — 14.3%*:

CDO/CLO — 14.3%*:
AIMCO CLO Series 2015-AA ER, 3M USD LIBOR + 5.200%^	7.64	#%	1/15/2028	500,000	500,000	455,615
Alinea CLO 2018-1 Ltd., 3M LIBOR + 6.000%^	8.46	#	7/20/2031	1,250,000	1,250,000	1,128,951

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
ALME Loan Funding III Designated Activity Co. 3A ERV, 3M EURIBOR + 5.400%+^	5.40	#%	4/15/2030	500,000	$522,804	$547,427
ALME Loan Funding IV BV 4A ER, 3M EURIBOR + 4.670%+^	4.67	#	1/15/2032	1,000,000	1,143,606	1,045,326
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%^	8.79	#	7/15/2030	500,000	513,214	466,400
Apidos CLO XXIV, 3M USD LIBOR + 5.800%^¤	8.27	#	10/20/2030	1,000,000	1,000,000	906,090
Ares XLVIII CLO, 3M LIBOR + 5.200%^	7.54	#	7/20/2030	800,000	800,000	696,133
Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 5.700%^	8.14	#	1/15/2031	500,000	500,000	432,856
Atlas Senior Loan Fund XI Ltd., 3M LIBOR + 5.7500%^	8.09	#	7/26/2031	1,900,000	1,900,000	1,697,025
Avoca CLO XIV Designated Activity Co. 14X FR, 3M EURIBOR + 6.350%+	6.35	#	1/12/2031	500,000	559,570	510,680
Blackrock European CLO VII DAC 7X E, 3M USD LIBOR + 5.170%+	5.17	#	10/15/2031	725,000	801,418	740,730
BlueMountain CLO Ltd. 2014-1A^¤	Zero Coupon		4/30/2026	250,000	242,311	–
Cairn CLO B.V. 2013-3A E, 6M EURIBOR + 4.900%+^	4.90	#	10/20/2028	1,000,000	1,039,739	1,077,562
Carbone CLO Ltd. 2017-1A D, 3M USD LIBOR + 5.900%^	8.37	#	1/20/2031	500,000	500,000	452,725
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%^	8.95	#	10/17/2029	750,000	750,000	704,088
CIFC Funding 2018-III Ltd., 3M LIBOR + 5.500%^	7.95	#	7/18/2031	1,500,000	1,500,000	1,316,176
CIFC Funding Ltd. 2017-1A E, 3M USD LIBOR + 6.350%^	8.82	#	4/23/2029	750,000	746,890	711,855
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%^	8.55	#	11/16/2030	500,000	500,000	457,892
Cordatus 3X CLO plc+	4.86		8/15/2032	1,000,000	1,156,684	1,044,677
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%^	7.94	#	1/15/2031	700,000	700,000	616,684
KKR Financial CLO Ltd. 2018 E, 3M USD LIBOR + 6.450%^	8.89	#	7/18/2030	800,000	784,846	728,726
LCM XV LP 2015-A ER, 3M USD LIBOR + 6.500%^	8.97	#	7/20/2030	500,000	500,000	477,705
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		4/19/2030	500,000	419,415	350,216
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.200%”^	7.47	#	4/20/2030	500,000	500,000	429,884
Madison Park Funding XXVIII Ltd., 3M LIBOR + 7.600%^	10.22	#	7/15/2030	500,000	495,491	441,767
Magnetite VII Ltd.^	Zero Coupon		1/15/2028	2,000,000	1,470,712	1,325,766
Neuberger Berman Loan Advisers CLO 28 Ltd., 3M USD LIBOR + 5.600%^	8.07	#	4/20/2030	500,000	500,000	442,494
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	1,000,000	707,674	448,566

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Steele Creek CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.200%^	8.64	#%	1/15/2031	500,000	$500,000	$446,900
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 2.600%^	8.84	#	8/18/2031	850,000	850,000	750,828
TCI-Symphony CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.450%^	8.89	#	7/15/2030	1,000,000	990,600	938,473
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%^	8.44	#	11/20/2030	500,000	500,000	450,356
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%^	8.19	#	7/15/2030	1,450,000	1,450,000	1,293,151
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.600%^	8.06	#	7/17/2031	1,150,000	1,150,000	996,980
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%^	8.00	#	1/17/2031	1,000,000	1,000,000	873,381

Total CDO/CLO				28,875,000	28,444,974	25,404,085

Total Asset-Backed Securities				28,875,000	28,444,974	25,404,085

Bank Loans — 35.1%*§:

Beverage, Food and Tobacco — 1.6%*:
Deoleo S.A., EURIBOR + 3.500%+††	4.50		6/11/2021	500,000	559,439	238,459
IRB Holding Corp., 1M LIBOR + 3.250%	5.68		2/5/2025	1,829,005	1,846,388	1,740,297
JBS USA LLC, 3M LIBOR + 2.500%	5.26		10/30/2022	402,787	401,563	386,676
Refresco Group B.V., EURIBOR + 3.250%+	3.25		3/28/2025	500,000	585,095	559,361

Total Beverage, Food and Tobacco				3,231,792	3,392,485	2,924,793

Broadcasting and Entertainment — 2.4%*:
All3Media International, 6M LIBOR + 4.250%+	5.25		6/30/2021	500,000	835,749	635,707
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00		8/13/2021	389,064	479,641	439,560
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.40		8/13/2022	300,000	289,080	277,179
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.15		8/13/2021	1,181,285	1,157,803	1,129,899
Univision Communications, Inc., 1M LIBOR + 2.750%	5.27		3/15/2024	1,983,691	1,963,652	1,791,114

Total Broadcasting and Entertainment				4,354,040	4,725,925	4,273,459

Buildings and Real Estate — 0.5%*:
LSF10 Impala Investments S.a r.l., EURIBOR + 4.750%+	4.75		8/2/2025	500,000	573,833	571,981
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.77		5/23/2025	364,395	363,559	339,117

Total Buildings and Real Estate				864,395	937,392	911,098

Cargo Transport — 0.1%*:
CEVA Group plc, 3M LIBOR + 3.750%+	6.55		7/24/2025	150,945	150,231	145,914

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 2.2%*:
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75%	9/7/2021	1,344,957	$1,578,552	$1,460,083
Diamond B.V., EURIBOR + 3.2500%	3.25	9/6/2024	495,000	584,966	544,993
Flint Group GmbH, LIBOR + 3.000%+	3.75	9/7/2021	284,770	337,012	309,145
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	500,000	576,034	554,973
Platform Specialty Products Corp., 1M LIBOR + 2.250%	5.05	11/15/2025	201,168	200,916	194,882
Solenis International LP, 3M LIBOR + 4.000%	6.71	12/26/2023	247,362	245,098	238,705
Solenis International LP, 3M LIBOR + 8.500%	11.21	6/26/2024	158,282	153,937	148,785
Starfruit Finco B.V, 1M LIBOR + 3.250%+	5.60	10/1/2025	514,731	512,235	491,568

Total Chemicals, Plastics and Rubber			3,746,270	4,188,750	3,943,134

Containers, Packaging and Glass — 1.1%*:
Albea Beauty Holdings S.A., EURIBOR + 3.000%+	5.89	4/22/2024	205,385	205,158	192,805
BWAY Holding Co., 1M LIBOR + 3.250%	5.66	4/3/2024	1,329,319	1,328,826	1,247,340
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	11.14	11/18/2024	500,000	494,477	498,750

Total Containers, Packaging and Glass			2,034,704	2,028,461	1,938,895

Diversified/Conglomerate Manufacturing — 0.8%*:
LTI Holdings, Inc., 1M LIBOR + 3.500%	6.02	9/6/2025	409,879	407,920	384,946
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.77	7/10/2020	571,728	558,852	468,817
Xella International GmbH, EURIBOR + 4.000%+	4.00	4/11/2024	500,000	588,325	560,129

Total Diversified/Conglomerate Manufacturing			1,481,607	1,555,097	1,413,892

Diversified/Conglomerate Service — 2.8%*:
Almonde, Inc., 3M LIBOR + 3.500%+	6.30	6/13/2024	1,338,968	1,342,298	1,244,290
EAB (Avatar Purchaser), 1M LIBOR + 3.750%	6.41	11/15/2024	243,918	242,892	231,113
MH Sub I LLC, 3M LIBOR + 3.750%	6.25	9/13/2024	694,724	696,273	657,382
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/20/2022	1,000,000	1,164,583	1,114,631
Vertafore, Inc., 1M LIBOR + 3.250%	6.05	7/2/2025	1,000,000	995,327	947,810
Vertafore, Inc., 1M LIBOR + 7.250%	10.05	7/2/2026	879,452	871,160	838,777

Total Diversified/Conglomerate Service			5,157,062	5,312,533	5,034,003

Ecological — 0.5%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.80	5/31/2022	196,488	195,631	190,922
GFL Environmental Inc., 1M LIBOR + 3.000%+	5.22	5/31/2025	132,799	132,527	123,570
PHS Group Ltd., 1M LIBOR + 5.250%+	7.77	12/20/2021	500,000	650,900	636,981

Total Ecological			829,287	979,058	951,473

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics — 2.9%*:
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.52%	11/21/2024	282,941	$276,229	$266,672
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,090,342	1,252,535	1,203,036
Omnitracs, Inc., 3M LIBOR + 2.750%	5.57	3/21/2025	1,492,500	1,495,860	1,403,696
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.77	5/30/2025	995,000	995,000	921,002
RP Crown Parent LLC, 1M LIBOR + 2.750%	5.27	10/12/2023	728,432	725,940	700,242
SS&C Technologies Inc., 1M LIBOR + 2.250%	4.77	4/16/2025	146,067	145,707	137,578
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	7.09	1/27/2023	557,230	555,695	473,249

Total Electronics			5,292,512	5,446,966	5,105,475

Finance — 0.8%*:
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.52	5/1/2024	1,506,940	1,510,849	1,439,128

Healthcare, Education and Childcare — 6.3%*:
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	999,999	1,151,295	1,121,196
Auris Luxembourg III Sarl, LIBOR + 3.750%	6.55	7/20/2025	392,021	390,178	380,507
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	8.02	3/18/2024	113,307	106,946	108,774
Bausch Health Companies, 1M LIBOR + 3.000%	5.38	6/1/2025	481,250	479,041	458,660
Cerba Healthcare S.A.S., EURIBOR + 3.000%+	3.00	4/20/2024	1,000,000	1,177,255	1,113,016
Concordia International Corp., LIBOR + 5.500%+	7.89	9/6/2024	1,840,750	1,818,830	1,751,271
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.81	4/29/2024	666,371	669,341	629,721
GHD GesundHeits GmbH Deutschland, EURIBOR + 3.000%+	4.00	8/28/2021	500,000	577,887	564,568
Horizon Pharma, Inc., 1M LIBOR + 3.000%	5.56	3/29/2024	967,220	969,161	920,474
Lifescan Global Corp., 3M LIBOR + 6.000%	8.40	9/27/2024	189,398	183,932	178,508
MModal, Inc., 1M LIBOR + 4.750%	7.53	1/31/2020	556,739	550,419	554,306
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.76	6/30/2025	1,213,342	1,213,900	1,122,717
Parexel International Corp., 1M LIBOR + 2.7500%	5.27	9/27/2024	987,500	992,868	889,984
Rodenstock GmbH, EURIBOR + 5.250%+	5.25	6/30/2021	500,000	582,349	555,689
Rossini Sarl, EURIBOR + 6.25%+	6.25	10/30/2025	250,000	291,859	286,437
Tunstall Group Holdings Ltd., 1M LIBOR + 4.500%+	7.50	10/16/2020	507,612	595,974	546,701

Total Healthcare, Education and Childcare			11,165,509	11,751,235	11,182,529

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.0%*:
Keter Group B.V., EURIBOR + 4.250%+	5.25%	10/31/2023	500,000	$547,872	$454,003
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.43	11/8/2024	474,666	469,421	335,433
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.89	11/8/2023	1,219,461	1,218,692	1,016,213

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,194,127	2,235,985	1,805,649

Hotels, Motels, Inns and Gaming — 0.8%*:
Compass IV Ltd., 3M LIBOR + 4.500%+	4.50	4/30/2025	500,000	598,167	567,324
Penn National Gaming, Inc., 1M LIBOR + 2.250%	4.71	8/14/2025	213,185	212,667	205,325
Stars Group Holdings B.V. (The), 3M LIBOR + 3.500%+	6.30	7/10/2025	705,217	701,921	679,949

Total Hotels, Motels, Inns and Gaming			1,418,402	1,512,755	1,452,598

Insurance — 1.8%*:
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.77	10/22/2024	987,193	991,194	929,818
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	11.24	10/31/2025	464,528	455,237	449,816
Hub International Ltd., 2M LIBOR + 3.000%	5.24	4/25/2025	1,305,121	1,302,168	1,229,672
Innovation Group plc (The), EURIBOR + 4.750%+	5.25	3/31/2019	519,388	460,579	238,035
Innovation Group plc (The), LIBOR + 8.000%+¤††	8.80	12/2/2022	33,211	41,993	41,484
York Risk Services Holding Corp., 1M LIBOR + 3.750%	6.27	10/1/2021	435,860	429,619	405,816

Total Insurance			3,745,301	3,680,790	3,294,641

Leisure, Amusement, Entertainment — 1.0%*:
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%+	5.02	2/1/2024	509,619	511,131	480,739
Dorna Sports, S.L., 1M LIBOR + 3.250%+	5.88	4/12/2024	400,000	400,000	390,500
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	7.03	7/3/2026	893,847	885,399	831,277

Total Leisure, Amusement, Entertainment			1,803,466	1,796,530	1,702,516

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.3%*:
Alison Bidco Sarl, 1M LIBOR + 4.500%+	7.03	8/29/2021	740,749	711,626	703,712
Apex Tool Group LLC, 1M LIBOR + 3.750%	6.27	2/1/2022	183,460	182,738	176,488
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.52	3/28/2025	1,488,750	1,490,432	1,357,859

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			2,412,959	2,384,796	2,238,059

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals — 0.3%*:
Boomerang Tube, LLC, 3M LIBOR + 3.000%¤††	7.52%	10/31/2021	124,368	$124,368	$124,368
Covia Holdings Corp., 3M LIBOR + 3.750%	6.55	6/1/2025	567,617	567,617	408,684

Total Mining, Steel, Iron and Non-Precious Metals			691,985	691,985	533,052

Oil and Gas — 2.1%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	10.30	4/15/2020	637,193	613,711	564,980
Fieldwood Energy LLC, 1M LIBOR + 7.250%	7.77	4/11/2023	885,631	345,074	769,613
Fieldwood Energy LLC, 1M LIBOR + 5.250%	9.77	4/11/2022	649,368	586,813	605,133
Gulf Finance LLC, 3M LIBOR + 5.250%	7.89	8/25/2023	1,291,092	1,219,620	979,617
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%+	9.55	2/28/2023	497,500	495,303	398,995
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.80	2/21/2021	236,422	194,613	184,558
UTEX Industries, Inc., 1M LIBOR + 7.250%	9.77	5/22/2022	355,556	330,988	304,000

Total Oil and Gas			4,552,762	3,786,122	3,806,896

Personal and Non-Durable Consumer Products Mfg. Only — 0.6%*:
Coty Inc., 1M LIBOR + 2.250%	4.63	4/7/2025	1,196,993	1,149,327	1,102,729

Printing and Publishing — 0.2%*:
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+††	6.02	8/15/2022	298,376	299,095	291,290

Retail Stores — 1.4%*:
EG Finco Ltd., 3M LIBOR + 4.000%+	6.81	2/7/2025	364,909	363,268	350,769
EG Group Ltd., EURIBOR + 4.000%+	4.00	2/6/2025	664,866	801,940	738,558
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.50	8/12/2022	1,000,000	1,007,681	841,885
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50	8/7/2024	500,000	576,090	547,382

Total Retail Stores			2,529,775	2,748,979	2,478,594

Telecommunications — 1.0%*:
BMC Software Finance, Inc., LIBOR + 4.250%	7.05	10/2/2025	664,412	657,996	646,805
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.46	3/9/2023	198,577	196,909	177,065
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.46	3/11/2024	153,729	151,730	128,364
Virgin Media Investment Holdings Ltd., LIBOR — GBP + 3.250%+	3.98	11/15/2027	750,000	1,062,500	924,881

Total Telecommunications			1,766,718	2,069,135	1,877,115

Utilities — 1.6%*:
Calpine Corp., LIBOR + 2.500%	5.31	1/15/2024	987,212	987,212	936,154
EFS Cogen Holdings I LLC, 3M LIBOR + 3.250%	5.99	6/28/2023	1,065,153	1,060,918	1,039,855
Vistra Energy Corp., 1M LIBOR + 2.000%	4.47	12/31/2025	873,059	869,731	838,259

Total Utilities			2,925,424	2,917,861	2,814,268

Total Bank Loans			65,351,351	67,252,342	62,661,200

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 43.9%**:

Aerospace and Defense — 1.0%*:
Swissport Financing Sarl+	9.75%	12/15/2022	300,000	$387,184	$360,049
Triumph Group, Inc.	5.25	6/1/2022	875,000	872,637	761,250
Triumph Group, Inc.	7.75	8/15/2025	750,000	799,577	661,875

Total Aerospace and Defense			1,925,000	2,059,398	1,783,174

Automobile — 1.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	1,300,000	1,652,789	1,323,577
Garrett LX I Sarl/Garrett Borrowing LLC+	5.13	10/15/2026	900,000	1,000,213	909,805
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	477,000	405,931	467,460
RAC Bond Co. PLC+	5.00	11/6/2022	600,000	796,400	682,673

Total Automobile			3,277,000	3,855,333	3,383,515

Beverage, Food and Tobacco — 1.9%*:
Boparan Finance PLC+	4.38	7/15/2021	150,000	124,614	123,466
Boparan Finance PLC+	5.50	7/15/2021	1,300,000	1,709,184	1,189,712
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	651,000	664,241	641,235
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	500,000	500,000	487,500
Sunshine Mid BV+	6.50	5/15/2026	850,000	1,012,593	895,976

Total Beverage, Food and Tobacco			3,451,000	4,010,632	3,337,889

Broadcasting and Entertainment — 1.4%*:
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	996,000	997,953	971,100
Intelsat Jackson Holdings SA^	8.50	10/15/2024	500,000	500,000	485,000
Intelsat Jackson Holdings SA^	9.75	7/15/2025	436,000	459,412	437,221
Tele Columbus AG+	3.88	5/2/2025	450,000	497,535	465,833
VTR Finance BV+^	6.88	1/15/2024	224,000	219,708	224,000

Total Broadcasting and Entertainment			2,606,000	2,674,608	2,583,154

Cargo Transport — 1.5%*:
CMA CGM SA+	7.75	1/15/2021	225,000	272,714	253,831
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	1,080,000	1,112,629	1,036,800
Kenan Advantage Group, Inc.^	7.88	7/31/2023	1,367,000	1,367,000	1,308,903

Total Cargo Transport			2,672,000	2,752,343	2,599,534

Chemicals, Plastics and Rubber — 1.9%*:
Consolidated Energy Finance SA^	6.88	6/15/2025	874,000	895,354	832,485
Diamond	5.63	8/15/2025	200,000	213,952	194,777
Monitchem HoldCo 2 SA+	6.88	6/15/2022	650,000	724,208	595,388
Monitchem HoldCo 3 SA+	5.25	6/15/2021	500,000	557,058	557,121
Pinnacle Operating Corp.^	9.00	5/15/2023	453,953	535,346	295,070
Platform Specialty Products Corp.^	5.88	12/1/2025	180,000	180,000	168,300
Starfruit Finco BV/Starfruit US Holdco LLC+	6.50	10/1/2026	625,000	719,142	660,775

Total Chemicals, Plastics and Rubber			3,482,953	3,825,060	3,303,916

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 1.0%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	4.63%		5/15/2023	803,000	$791,988	$766,865
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.^+	7.25		5/15/2024	300,000	309,447	299,250
BWAY Holding Co.	4.75		4/15/2024	700,000	809,620	785,126

Total Containers, Packaging and Glass				1,803,000	1,911,055	1,851,241

Diversified/Conglomerate Manufacturing — 0.3%*:
Appvion ESC¤	9.00		6/1/2020	500,000	504,256	—
Fabric BC SpA, 3M EURIBOR + 4.125%+	4.13	#	11/30/2024	150,000	170,132	167,566
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88		6/1/2021	459,000	466,562	418,837

Total Diversified/Conglomerate Manufacturing				1,109,000	1,140,950	586,403

Diversified/Conglomerate Service — 3.2%*:
Algeco Global Finance PLC+	6.50		2/15/2023	950,000	1,146,761	1,062,938
Carlson Travel, Inc.^	6.75		12/15/2023	1,337,000	1,355,881	1,288,534
Iron Mountain UK PLC	3.88		11/15/2025	450,000	597,668	504,719
La Financiere Atalian SASU+	6.63		5/15/2025	600,000	835,110	626,446
Verisure Midholding AB+	5.75		12/1/2023	2,050,000	2,399,144	2,260,237

Total Diversified/Conglomerate Service				5,387,000	6,334,564	5,742,874

Electronics — 2.0%*:
TIBCO Software, Inc.^	11.38		12/1/2021	1,881,000	2,020,987	1,970,347
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	860,663	665,855
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50		2/1/2024	1,419,000	1,458,954	929,445

Total Electronics				4,117,000	4,340,604	3,565,647

Finance — 4.8%*:
Arrow Global Finance PLC+	5.13		9/15/2024	300,000	408,671	340,471
Cabot Financial Luxembourg SA+	7.50		10/1/2023	650,000	903,927	752,766
Galaxy Bidco Ltd., 3M GBP LIBOR + 4.500%+	5.39	#	11/15/2020	250,000	327,044	315,464
Galaxy Bidco Ltd.+	6.38		11/15/2020	650,000	887,364	814,074
Galaxy Finco Ltd.+	7.88		11/15/2021	1,000,000	1,393,758	1,244,522
Garfunkelux Holdco 2 SA+	11.00		11/1/2023	800,000	1,125,270	764,597
Garfunkelux Holdco 3 S.A., 3 mo. EURIBOR + 4.500%+	4.50	#	9/1/2023	200,000	211,579	189,058
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	850,000	1,163,663	909,349
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		2/1/2024	1,162,000	1,162,000	1,150,380
Jerrold Finco PLC+	6.13		1/15/2024	650,000	822,390	795,408
Nexi Capital SpA+	4.13		11/1/2023	425,000	483,676	480,886
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75		6/15/2022	921,000	958,959	895,184

Total Finance				7,858,000	9,848,301	8,652,159

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 4.1%*:
Avantor, Inc.^	9.00%	10/1/2025	929,000	$948,596	$929,000
Bausch Health Companies, Inc.^	5.50	11/1/2025	184,000	184,000	171,580
Bausch Health Cos., Inc.	4.50	5/15/2023	100,000	95,099	108,058
Bausch Health Cos., Inc.^	6.13	4/15/2025	1,232,000	1,059,238	1,074,920
Bausch Health Cos., Inc.^	9.00	12/15/2025	165,000	162,921	164,175
CTC BondCo GmbH+	5.25	12/15/2025	400,000	480,918	436,274
Endo Dac/Endo Finance LLC/Endo Finco, Inc.^	6.00	7/15/2023	220,000	190,451	167,750
Endo Finance LLC/Endo Finco, Inc.^	7.25	1/15/2022	550,000	526,889	475,750
Envision Healthcare Corp.^	8.75	10/15/2026	742,000	742,000	641,830
IDH Finance PLC+	6.25	8/15/2022	400,000	504,630	418,323
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	735,000	701,586	661,500
Synlab Unsecured Bondco PLC+	8.25	7/1/2023	750,000	933,402	881,912
Teva Pharmaceutical Finance Netherlands III BV+	6.00	4/15/2024	678,000	673,422	653,059
Unilabs Subholding AB+	5.75	5/15/2025	400,000	479,196	412,725
Valeant Pharmaceuticals International^	8.50	1/31/2027	195,000	195,000	189,150

Total Healthcare, Education and Childcare			7,680,000	7,877,348	7,386,006

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
LSF9 Balta Issuer Sarl+	7.75	9/15/2022	769,500	934,725	814,917

Hotels, Motels, Inns and Gaming — 1.0%*:
Marriott Ownership Resorts, Inc.^	5.63	4/15/2023	459,000	464,378	455,842
Thomas Cook Group PLC+	6.25	6/15/2022	800,000	940,403	701,199
TVL Finance PLC+	8.50	5/15/2023	480,000	674,693	626,895

Total Hotels, Motels, Inns and Gaming			1,739,000	2,079,474	1,783,936

Insurance — 0.3%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	500,000	479,065	426,250
USIS Merger Sub, Inc.^	6.88	5/1/2025	146,000	146,000	134,043

Total Insurance			646,000	625,065	560,293

Leisure, Amusement, Entertainment — 2.4%*:
Allegiant Travel Co.††	5.50	7/15/2019	800,000	806,080	800,000
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	1,300,000	1,690,325	1,536,352
CPUK Finance Ltd.+	4.88	2/28/2025	500,000	651,336	595,702
Perform Group Financing PLC+	8.50	11/15/2020	850,000	1,166,783	1,083,843
Vue International Bidco PLC+	7.88	7/15/2020	200,000	249,043	250,777

Total Leisure, Amusement, Entertainment			3,650,000	4,563,567	4,266,674

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	578,000	574,966	488,410
Novafives SAS+	5.00	6/15/2025	550,000	586,408	504,760

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,128,000	1,161,374	993,170

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals — 2.6%*:
First Quantum Minerals Ltd.+^	6.50%		3/1/2024	1,000,000	$1,000,000	$830,000
First Quantum Minerals Ltd.+^	7.00		2/15/2021	1,000,000	1,006,676	960,000
First Quantum Minerals Ltd.+^	7.50		4/1/2025	465,000	458,526	383,625
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13		11/1/2022	1,500,000	1,532,450	1,481,700
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50		6/15/2025	608,000	600,350	576,080
Warrior Met Coal, Inc.^	8.00		11/1/2024	340,000	348,793	337,450

Total Mining, Steel, Iron and Non-Precious Metals				4,913,000	4,946,795	4,568,855

Oil and Gas — 4.7%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50		4/15/2021	500,000	477,370	417,500
Citgo Holding, Inc.^	10.75		2/15/2020	2,363,000	2,443,794	2,410,260
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63		6/15/2020	264,000	259,035	188,760
Hilcorp Energy I LP/Hilcorp Finance Co.^	6.25		11/1/2028	1,000,000	1,000,000	880,000
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25		10/15/2025	1,121,000	1,105,923	717,440
KCA Deutag UK Finance PLC+^	9.63		4/1/2023	250,000	250,000	201,250
KCA Deutag UK Finance PLC+^	9.88		4/1/2022	600,000	620,247	492,000
Kosmos Energy Ltd.	7.88		8/1/2021	2,177,000	2,170,821	2,173,970
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	1,022,000	1,056,944	960,680

Total Oil and Gas				9,297,000	9,384,134	8,441,860

Personal and Non-Durable Consumer Products Mfg. Only — 0.3%*:
WEPA Hygieneprodukte GmbH+	3.75		5/15/2024	500,000	561,491	542,662

Personal Transportation — 0.2%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%+	6.50	#	7/31/2023	250,000	290,912	277,171

Personal, Food and Miscellaneous — 0.4%*:
Ocado Group PLC+	4.00		6/15/2024	600,000	773,240	738,406

Retail Stores — 1.3%*:
CBR Fashion Finance BV+	5.13		10/1/2022	650,000	707,804	608,367
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+††	6.55	#	9/15/2020	150,000	219,027	10,993
Jewel UK Bondco PLC+	8.50		4/15/2023	300,000	427,350	354,275
Maxeda DIY Holding B.V.+	6.13		7/15/2022	400,000	474,665	420,555
Takko Luxembourg 2 SCA, 3M USD LIBOR + 5.375%+	5.38	#	11/15/2023	550,000	612,211	445,495
Travelex Financing PLC+	8.00		5/15/2022	500,000	568,526	486,921

Total Retail Stores				2,550,000	3,009,583	2,326,606

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 2.9%*:
Altice Finco S.A.+	9.00%		6/15/2023	500,000	$596,292	$590,096
CSC Holdings LLC^	7.50		4/1/2028	386,000	386,000	385,035
TDC A/S+	5.63		2/23/2023	1,000,000	1,423,841	1,402,213
Telecom Italia SpA/Milano+	3.63		5/25/2026	1,700,000	2,052,230	1,942,901
Virgin Media Receivables Financing Notes II DAC+	5.75		4/15/2023	250,000	343,710	315,702
Wind Tre SpA, 3M EURIBOR + 2.750%+	2.75	#	1/20/2024	100,000	110,036	102,258
Wind Tre SpA+	3.13		1/20/2025	400,000	446,632	407,503

Total Telecommunications				4,336,000	5,358,741	5,145,708

Textiles and Leather — 0.2%*:
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC+	5.38		5/1/2023	350,000	410,662	367,849

Utilities — 1.5%*:
Blitz F18-674 GmbH+	6.00		7/30/2026	1,200,000	1,386,661	1,295,807
Nordex SE+	6.50		2/1/2023	650,000	747,680	672,051
Viridian Group Finance Co. PLC+	4.75		9/15/2024	600,000	798,947	701,667

Total Utilities				2,450,000	2,933,288	2,669,525

Total Corporate Bonds				78,546,453	87,663,247	78,273,144

Total Fixed Income				172,772,804	183,360,563	166,338,429

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE

Purchased Option — 0.5%*:

Put Option Purchased — 0.5%*:
Euro Stoxx 50 Index+	Morgan Stanley & Co	$3,000.00	6/21/2019	359	10,721,643	299,374	564,818	864,192

Total Investments					204,591,328	185,578,108		169,404,914

Other assets and liabilities — 5.0%*								8,974,397

Net Assets — 100.0%								$178,379,311

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	54.5%
United Kingdom	14.8%
Germany	7.4%
Netherlands	5.6%
France	3.2%
Ireland	2.4%
Italy	2.0%
Sweden	2.0%
Canada	2.0%
Ghana	1.3%
Switzerland	1.0%
Other (Individually less than 1%)	3.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.

A summary of outstanding derivatives at December 31, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/19	Bank of America N.A.	EUR	1,034,245	$1,186,064	$1,187,531	$(1,467)
1/14/19	Barclays Bank plc	EUR	2,327,223	2,668,843	2,655,415	13,428
1/14/19	Barclays Bank plc	GBP	428,323	546,237	543,606	2,631

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$14,592

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/19	Barclays Bank plc	EUR	43,413,750	$49,786,584	$49,600,439	$(186,145)
1/14/19	Bank of America N.A.	GBP	16,951,091	21,617,596	21,653,258	35,662

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(150,483)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.1%*:

Asset-Backed Securities — 39.7%*:

CDO/CLO — 3.7%*:
AIMCO CLO 2014-AA AR, 3M USD LIBOR + 1.100%^	3.57	#%	7/20/2026	1,106,615	$1,106,616	$1,101,963
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	3.92	#	10/15/2028	390,000	390,000	390,195
Avery Point III CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.120%^	3.56	#	1/18/2025	347,395	347,395	346,567
Bain Capital Credit CLO 2017-1, 3M USD LIBOR + 1.250%^	3.72	#	7/20/2030	900,000	896,638	893,889
Denali Capital CLO Ltd. 2013 1A A1LR, 3M USD LIBOR + 1.050%^	3.56	#	10/26/2027	2,420,000	2,420,000	2,406,736
Galaxy XX CLO Ltd., 3M USD LIBOR + 1.000%^	3.47	#	4/20/2031	1,200,000	1,200,000	1,184,917
Hertz Vehicle Financing LLC 2018-3^	4.37		7/25/2024	620,000	621,434	628,408
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	3.87	#	10/20/2029	610,000	610,000	608,725
Madison Park Funding XXII Ltd. 2016-22A A, 3M USD LIBOR + 1.480%^	3.97	#	10/25/2029	350,000	350,000	350,178
Magnetite XI Ltd. 2014-11A A1R, 3M USD LIBOR + 1.120%^	3.56	#	1/18/2027	890,000	890,000	886,396
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%^	3.69	#	1/15/2028	2,000,000	2,000,000	1,936,810
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%^	3.90	#	4/17/2027	900,000	900,000	881,227
OHA Loan Funding Ltd. 2015-1A AR, 3M USD LIBOR + 1.410%^	4.03	#	8/15/2029	840,000	840,000	839,977
Race Point VIII CLO Ltd. 2013-8A AR, 3M USD LIBOR + 1.340%^	3.98	#	2/20/2030	1,320,000	1,320,000	1,313,830
ROHA Loan Funding Ltd. 2012-1 B, 3M USD LIBOR + 1.850%^	4.33	#	1/23/2027	1,000,000	1,000,000	998,060
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%^	3.53	#	1/15/2030	570,000	570,000	559,831
Seneca Park CLO Ltd. 2014-1A AR, 3M USD LIBOR + 1.120%^	3.57	#	7/17/2026	316,366	316,366	315,416
TCI-Symphony CLO Ltd. 2016-1A A, 3M USD LIBOR + 1.480%^	3.92	#	10/13/2029	320,000	320,000	319,996
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%^	3.53	#	10/20/2028	1,170,000	1,170,000	1,157,893
VMC Finance 2018-FL1 LLC, 1M USD LIBOR + 0.820%^	3.28	#	3/15/2035	854,332	854,332	847,088

Total CDO/CLO				18,124,708	18,122,781	17,968,102

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities — 36.0%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%^	2.66	#%	9/15/2041	124,512	$121,020	$119,001
AASET US Ltd. 2018-2 A^	4.45		11/16/2038	665,377	665,356	672,144
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	3.21	#	7/25/2056	114,142	111,690	114,108
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	4.01	#	7/25/2058	100,000	86,620	93,862
AccessLex Institute 2002-A A2, 28 Day ARS	1.96	#	9/25/2037	450,000	416,535	446,151
AccessLex Institute 2004-A A3, 28 day ARS	1.70	#	7/1/2039	1,400,000	1,375,052	1,379,524
AccessLex Institute 2005-1 A3, 3M USD LIBOR + 0.150%	2.97	#	6/22/2022	1,212	1,201	1,212
Accredited Mortgage Loan Trust 2004-04 A2D, 1M USD LIBOR + 0.700%	3.21	#	1/25/2035	487,329	478,220	483,450
Adams Outdoor Advertising LP^	4.81		11/15/2048	759,093	759,071	780,704
American Credit Acceptance Receivables Trust 2017-4 C^	2.94		1/10/2024	1,790,000	1,789,946	1,781,911
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	77,600	77,600	80,326
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	3.22	#	10/25/2034	246,348	225,068	238,872
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	186,980	186,955	186,306
Ascentium Equipment Receivables Trust 2018-2 B^	3.76		5/10/2024	1,418,000	1,417,975	1,443,939
Ascentium Equipment Receivables Trust 2018-2 B^	5.18		7/10/2026	1,273,000	1,272,548	1,297,997
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	3.26	#	3/25/2035	243,992	242,615	240,037
Avant Loans Funding Trust 2018-A^	3.09		6/15/2021	357,264	357,257	356,688
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	51,983	51,846	51,983
BRE Grand Islander Timeshare Issuer LLC 2017-1A A^	2.94		5/25/2029	211,699	211,652	208,963
BRE Grand Islander Timeshare Issuer LLC 2017-1A B^	3.24		5/25/2029	174,341	174,319	170,365
CAL Funding III Ltd.^	4.34		9/25/2043	565,500	565,437	579,170
Canadian Pacer Auto Receivables Trust 2018-2^+	3.63		1/19/2024	470,000	469,978	476,763
Capital Automotive LLC 2017-1A A1^	3.87		4/15/2047	304,833	304,748	306,166
Castlelake Aircraft Securitization Trust 2018-1^	4.13		6/15/2043	578,580	578,149	587,703
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	15,833	15,719	15,744
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	2.76	#	6/25/2036	100,390	98,154	99,618
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	3.03	#	6/28/2040	745,264	704,284	705,740
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	38,733	38,576	38,073

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
CLI Funding V LLC 2013-2A^	3.22%		6/18/2028	896,034	$886,947	$887,685
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	710,157	706,786	699,370
CLI Funding VI LLC 2017-1A A^	3.62		5/18/2042	1,656,136	1,659,484	1,649,981
College Ave Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%^	3.71	#	12/26/2047	1,070,370	1,070,370	1,061,943
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.93	#	1/15/2037	167,226	148,306	157,638
Commonbond Student Loan Trust 2016-B A1^	2.73		10/25/2040	1,316,578	1,321,776	1,297,341
Commonbond Student Loan Trust 2017-A-GS^	5.28		5/25/2041	229,684	229,656	236,455
Commonbond Student Loan Trust 2018-A-GS^	3.82		2/25/2044	440,000	439,902	438,756
Commonbond Student Loan Trust 2018-BGS^	4.12		9/25/2045	430,000	429,943	431,243
Commonbond Student Loan Trust 2018-C-GS^	4.35		2/25/2046	439,000	438,958	438,958
CPS Auto Receivables Trust 2016-C B^	2.48		9/15/2020	70,925	70,922	70,864
CPS Auto Receivables Trust 2018-A^	2.16		5/17/2021	171,933	171,931	171,408
CPS Auto Trust^	3.43		7/15/2022	440,000	439,957	440,080
CPS Auto Trust 2017-A B^	2.68		5/17/2021	1,200,000	1,200,000	1,196,116
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	41,205	39,467	38,580
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	1,155,000	1,163,306	1,176,172
Diamond Resorts Owner Trust 2015-2 A^	2.99		5/22/2028	398,891	392,313	397,611
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	19,911	19,911	19,837
Diamond Resorts Owner Trust 2016-1 A^	3.08		11/20/2028	381,901	381,901	377,150
Diamond Resorts Owner Trust 2018-1^	3.70		1/21/2031	608,426	608,419	613,401
Domino’s Pizza Master Issuer LLC^	4.12		7/25/2048	656,700	656,700	648,525
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	45,830	45,315	45,672
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	11,465	11,464	11,335
DRB Prime Student Loan Trust 2015-D A1, 1M USD LIBOR + 1.700%^	4.21	#	1/25/2040	116,999	115,539	118,590
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	562,092	561,535	566,214
DRB Prime Student Loan Trust 2016-A A1, 1M USD LIBOR + 2.000%^	4.51	#	4/25/2040	509,544	521,187	520,329
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^¤	4.41	#	10/25/2044	691,958	691,958	696,801
Drive Auto Receivables Trust	3.66		11/15/2024	450,000	449,924	451,962
Drive Auto Receivables Trust 2015-AA C^	3.06		5/17/2021	9,057	9,115	9,056
Drive Auto Receivables Trust 2017-1 C	2.84		4/15/2022	350,000	349,965	349,554
Drive Auto Receivables Trust 2017-2 C	2.75		9/15/2023	200,000	199,993	199,658
Drive Auto Receivables Trust 2018-2	3.22		4/15/2022	380,000	379,957	379,608
Drive Auto Receivables Trust 2018-5 A2B, 1M USD LIBOR + 0.320%	2.78	#	7/15/2021	1,100,000	1,098,941	1,098,406
Drug Royalty 2012-1 A1, 3M USD LIBOR + 5.250%^	7.32	#	7/15/2024	10,718	10,906	10,742
DT Auto Owner Trust 2018-1^	2.59		5/17/2021	829,616	829,605	828,097
DT Auto Owner Trust 2018-1^	3.04		1/18/2022	570,000	569,961	568,559
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	249,088	247,759	246,542

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Earnest Student Loan Program LLC 2016-D A2^	2.72%		1/25/2041	270,148	$270,069	$267,157
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	3.86	#	7/26/2066	421,027	421,027	429,015
ECMC Group Student Loan Trust 2017-1A A, 1M USD LIBOR + 1.200%^	3.71	#	12/27/2066	1,209,559	1,209,559	1,223,272
ECMC Group Student Loan Trust 2018-1, 1M USD LIBOR + 0.750%^	3.26	#	2/27/2068	1,520,654	1,520,654	1,518,583
ECMC Group Student Loan Trust 2018-2, 1M USD LIBOR + 0.800%^	3.31	#	9/25/2068	1,062,686	1,061,323	1,061,790
EdLinc Student Loan Funding Trust 2017-A A, Prime – 1.150%^	3.35	#	12/1/2047	1,595,124	1,584,250	1,613,725
Education Loan Asset-Backed Trust I 2013-1 A1, 1M USD LIBOR + 0.800%^	3.31	#	6/25/2026	307,352	304,193	307,456
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02	#**	2/25/2027	18,802	18,671	18,588
Elara HGV Timeshare Issuer LLC 2016-A A^	2.73		4/25/2028	1,271,063	1,248,159	1,258,376
Elara HGV Timeshare Issuer LLC 2017-A A^	2.69		3/25/2030	377,026	376,995	372,709
ELFI Graduate Loan Program LLC 2018-A, 1M USD LIBOR + 0.750%^	3.26	#	8/25/2042	937,365	937,365	931,462
ELFI Graduate Loan Program LLC 2018-A^	4.00		8/25/2042	460,000	451,102	452,134
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	119,719	119,697	117,791
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	6,196	6,196	6,195
Enterprise Fleet Financing LLC 2017-1 A3^	2.60		7/20/2022	240,000	239,960	238,431
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	658,963	664,135	660,477
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	237,457	237,433	237,145
Exeter Automobile Receivables Trust 2017-1A B^	3.00		12/15/2021	430,000	429,940	429,297
Exeter Automobile Receivables Trust 2018-1^	2.75		4/15/2022	480,000	480,000	477,644
Exeter Automobile Receivables Trust 2018-3^	2.90		1/18/2022	929,784	929,731	928,582
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	4.08	#	1/25/2035	207,374	208,220	207,548
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,982	514,195
First Investors Auto Owner Trust 2017-3A B^	2.72		4/17/2023	560,000	559,967	554,998
First Investors Auto Owner Trust 2018-1^	3.22		1/17/2023	540,000	539,957	541,428
Flagship Credit Auto Trust 2015-3 A^	2.38		10/15/2020	24,256	24,300	24,237
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	34,101	34,066	34,080
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	310,000	309,985	308,821
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	1,940,000	1,940,919	1,927,940
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	410,000	409,985	407,019
Flagship Credit Auto Trust 2017-1 B^	2.83		3/15/2023	895,000	894,980	892,385
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	1,140,000	1,139,130	1,123,932
Flagship Credit Auto Trust 2018-1^	3.13		1/17/2023	2,250,000	2,249,600	2,242,532

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Flagship Credit Auto Trust 2018-2^	2.97%		10/17/2022	694,762	$694,762	$693,432
FRS I LLC 2013-1A A1^	1.80		4/15/2043	5,591	5,537	5,573
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	173,083	173,051	170,982
GLS Auto Receivables Trust 2018-3 A^	3.35		8/15/2022	598,818	598,805	598,943
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%^	3.39	#	8/25/2048	157,734	151,565	157,790
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%^	4.01	#	9/25/2043	100,000	76,715	98,703
Goodgreen 2018-1^	3.93	#	10/15/2053	1,021,994	1,021,889	1,039,714
Goodgreen Trust 2016-1 A^	3.23		10/15/2052	459,053	458,832	451,618
Hero Funding 2017-3A A1^	3.19		9/20/2048	730,254	730,012	722,619
HERO FUNDING 2018-1^	4.67		9/20/2048	1,158,336	1,182,037	1,205,931
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	670,831	682,703	680,804
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	292,660	292,547	296,092
HERO Funding Trust 2017-2A A1^	3.28		9/20/2048	109,741	109,727	109,787
HERO Funding Trust 2017-2A A2^	4.07		9/20/2048	86,225	88,319	88,521
Hertz Vehicle Financing II LP^	3.29		2/25/2024	2,830,000	2,771,950	2,783,502
Hertz Vehicle Financing II LP^	3.56		10/25/2021	2,300,000	2,281,297	2,293,845
Hertz Vehicle Financing II LP^	3.60		2/25/2024	1,320,000	1,319,590	1,302,627
Higher Education Funding I 2004-1 B1, 28 day ARS^	3.51	#	1/1/2044	950,000	831,970	901,595
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	31,367	30,999	31,226
Hilton Grand Vacations Trust 2017-AA B^	2.96	#**	12/26/2028	247,198	247,188	241,698
Hilton Grand Vacations Trust 2018-A^	3.54		2/25/2032	381,078	381,069	382,204
Horizon Aircraft Finance I Ltd. 2018-1 A^	4.46		12/15/2038	500,000	499,989	509,663
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%^	3.65	#	6/15/2036	2,380,000	2,380,000	2,343,278
Laurel Road Prime Student Loan Trust 2017-B CFX^	3.61		8/25/2042	411,775	411,714	401,709
Laurel Road Prime Student Loan Trust 2017-C B^	2.95		11/25/2042	478,643	478,462	462,473
Lendmark Funding Trust 2017-1A^	2.83		12/22/2025	570,000	569,072	562,589
Lendmark Funding Trust 2017-2A A^	2.80		5/20/2026	679,964	679,940	668,269
Lendmark Funding Trust 2018-1^	3.81		12/21/2026	630,000	629,968	628,937
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	480,000	479,917	480,001
Mariner Finance Issuance Trust 2017-BA B^	2.92		12/20/2029	2,100,000	2,099,802	2,078,010
Mariner Finance Issuance Trust 2018-A^	4.20		11/20/2030	1,848,000	1,847,866	1,868,584
Marlette Funding Trust 2017-1A A^	2.83		3/15/2024	203,789	204,227	203,707
Marlette Funding Trust 2017-2A A^	2.39		7/15/2024	69,475	69,475	69,381
Marlette Funding Trust 2017-3A A^	2.36		12/15/2024	155,875	155,868	155,408
Marlette Funding Trust 2018-1^	2.61		3/15/2028	1,102,378	1,102,329	1,099,509
Marlette Funding Trust 2018-2^	3.06		7/17/2028	358,806	358,806	358,534
Marlette Funding Trust 2018-3^	3.20		9/15/2028	930,939	930,864	929,628
Mosaic Solar Loan Trust 2018-2-GS^††	4.20		2/22/2044	614,235	614,137	613,375
Mosaic Solar Loans LLC 2017-1A A^††	4.45		6/20/2042	91,404	91,379	92,082
Mosaic Solar Loans LLC 2017-2A D^††	Zero Coupon		6/22/2043	624,252	559,552	583,146

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
MVW Owner Trust 2013-1A A^	2.15%		4/22/2030	224,591	$223,038	$221,871
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	28,165	28,163	27,749
MVW Owner Trust 2016-1A A^	2.25		12/20/2033	1,273,311	1,262,957	1,245,316
MVW Owner Trust 2017-1A A^	2.42		12/20/2034	85,625	85,613	84,000
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	3.18	#	12/15/2059	320,000	320,000	320,895
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	4.01	#	7/25/2052	1,100,000	1,094,593	1,124,373
Navient Student Loan Trust 2015-2 A3, 1M USD LIBOR + 0.570%	3.08	#	11/26/2040	500,000	492,857	497,229
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%^	3.76	#	6/25/2065	927,396	931,297	934,339
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%^	3.81	#	3/25/2066	550,000	550,000	561,854
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	3.66	#	7/26/2066	1,000,000	1,000,000	1,011,125
Navient Student Loan Trust 2017-5A A, 1M USD LIBOR + 0.800%^	3.31	#	7/26/2066	532,425	531,830	533,302
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%^	3.23	#	3/25/2067	1,600,000	1,600,000	1,591,036
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%^	3.26	#	3/25/2067	1,360,000	1,360,000	1,360,962
Navient Student Loan Trust 2018-3, 1M USD LIBOR + 0.800%^	3.31	#	3/25/2067	1,600,000	1,600,000	1,580,203
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.050%^	3.56	#	9/25/2023	300,000	300,000	300,486
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.550%^	4.06	#	9/25/2023	520,000	520,000	520,343
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%^	4.26	#	12/26/2040	225,257	225,257	225,257
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	162,201	161,179	157,947
Nelnet Student Loan Trust 2005-1, 3M USD LIBOR + 0.110%	2.60	#	10/25/2033	398,537	396,167	393,142
Nelnet Student Loan Trust 2005-2, 3M USD LIBOR + 0.100%	2.92	#	3/23/2037	415,687	412,873	411,751
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.69	#	1/25/2038	1,036,615	975,032	968,206
Nelnet Student Loan Trust 2007-2, 28 day ARS^	2.46	#	6/25/2035	2,000,000	1,972,980	1,987,029
Nelnet Student Loan Trust 2018-1A, 1M USD LIBOR + 0.760%^	3.27	#	5/25/2066	1,390,000	1,390,000	1,376,107
Nelnet Student Loan Trust 2018-3, 1M USD LIBOR + 0.750%^	3.26	#	9/27/2066	1,300,000	1,300,000	1,301,643
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	975,000	975,000	968,919

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1^	3.21%		2/15/2051	1,080,000	$1,067,717	$1,077,811
NextGear Floorplan Master Owner Trust 2016-1A A1, 1M USD LIBOR + 1.700%^	4.16	#	4/15/2021	490,000	490,000	491,790
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19		9/15/2021	762,000	760,423	756,532
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	3.26	#	10/30/2045	188,658	180,904	187,243
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%^	3.76	#	5/27/2036	175,064	167,790	174,927
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	4.23	#	3/25/2035	387,993	387,898	387,445
NP Ferrum LLC 2015 1A A1	2.71		2/19/2045	294,222	291,736	290,112
NP Ferrum LLC 2015 1A A1	3.97		3/19/2046	106,165	106,165	106,165
NP Ferrum LLC 2015 1A A1	5.05		3/19/2046	800,000	812,968	806,488
NP SPE II LLC 2017-1A A1^	3.37		10/21/2047	404,377	404,377	399,385
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	900,000	900,000	898,478
OneMain Direct Auto Receivables Trust 2017-2A A^	2.31		12/14/2021	1,130,000	1,129,900	1,123,178
Orange Lake Timeshare Trust 2016-A A^	2.61		3/8/2029	1,271,177	1,245,982	1,254,179
Orange Lake Timeshare Trust 2016-A B^	2.91		3/8/2029	515,210	508,232	511,685
Oscar US Funding Trust II 2015 1A A4^	2.44		6/15/2022	191,579	188,215	191,003
OSCAR US Funding Trust IX LLC^+	3.63		9/10/2025	480,000	479,896	484,822
Oscar US Funding Trust VI LLC 2017-1A A3+^	2.82		6/10/2021	370,000	369,960	368,797
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	500,000	501,646	500,333
OSCAR US Funding Trust VIII LLC+^	2.91		4/12/2021	483,067	483,031	482,356
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	128,916	128,916	129,316
PHEAA Student Loan Trust 2016-2A A, 1M USD LIBOR + 0.950%^	3.46	#	11/25/2065	556,460	556,460	559,234
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.79	#	5/25/2036	49,784	47,931	49,348
Prestige Auto Receivables Trust 2018-1^	2.53		10/15/2019	208,498	208,498	208,411
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	354,707	356,621	354,596
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	436,427	433,949
SBA Tower Trust^	2.88		7/15/2046	880,000	875,695	863,860
SBA Tower Trust^	3.17		4/9/2047	630,000	630,844	622,566
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	590,000	591,484	586,522
Securitized Equipment Receivables	3.76		10/11/2024	550,000	549,989	551,839
Securitized Equipment Receivables	4.20		10/11/2024	610,000	609,963	612,213

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Receivables Funding Co LLC 2017-1A A^	2.91%		3/20/2034	545,345	$547,274	$540,222
Sierra Timeshare 2014-3 Receivables Funding LLC^	2.80		10/20/2031	510,685	508,559	508,749
Sierra Timeshare 2015-1 Receivables Funding LLC^	3.05		3/22/2032	569,008	566,973	566,895
Sierra Timeshare 2015-2 Receivables Funding LLC^	2.43		6/20/2032	458,560	454,736	452,850
Sierra Timeshare 2016-2 Receivables Funding LLC^	2.78		7/20/2033	383,494	380,051	374,064
Sierra Timeshare 2018-2 Receivables Funding LLC^	3.94		6/20/2035	500,871	500,734	504,820
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05	#	6/20/2031	34,791	34,448	34,749
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	140,438	139,687	139,617
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	19,675	19,674	19,573
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	103,844	102,701	102,567
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	884,365	880,478	870,613
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	19,675	19,671	19,477
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.82	#	2/15/2045	411,110	360,515	381,455
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.72	#	1/25/2041	775,896	729,396	739,839
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	3.02	#	12/15/2039	1,832,415	1,702,755	1,726,438
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.600%^	3.09	#	10/25/2065	4,450,000	4,434,891	4,437,619
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	2.79	#	7/25/2025	39,180	38,007	39,085
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	3.44	#	6/15/2038	401,214	383,237	388,962
SLM Student Loan Trust 2004-3A A6A, 3M USD LIBOR + 0.550%^	3.04	#	10/25/2064	1,550,000	1,522,430	1,528,657
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.67	#	7/25/2055	360,769	302,112	339,091
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.78	#	1/25/2044	1,530,888	1,424,849	1,420,546
SLM Student Loan Trust 2005-7, 3M USD LIBOR + 0.750%	3.24	#	1/25/2040	1,400,000	1,395,329	1,388,844
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	2.79	#	1/25/2041	881,092	841,167	843,490

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2005-9, 3M EURIBOR + 0.600%	3.09	#%	1/25/2041	1,280,000	$1,264,411	$1,269,251
SLM Student Loan Trust 2006-10 A6, 3M USD LIBOR + 0.150%	2.64	#	3/25/2044	2,800,000	2,699,009	2,722,944
SLM Student Loan Trust 2006-10 B, 3M USD LIBOR + 0.220%	2.71	#	3/25/2044	1,310,098	1,236,903	1,228,020
SLM Student Loan Trust 2006-2, 3M USD LIBOR + 0.170%	2.66	#	1/25/2041	1,213,581	1,183,424	1,174,367
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.70	#	10/25/2040	603,634	536,298	573,026
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.69	#	1/27/2042	614,319	570,132	585,431
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	2.59	#	1/26/2026	64,675	63,280	64,597
SLM Student Loan Trust 2007-1 A6, 3M USD LIBOR + 0.140%	2.63	#	1/27/2042	200,000	192,199	192,458
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%^	3.61	#	5/15/2026	474,366	477,340	477,135
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%^	3.46	#	6/15/2027	71,085	69,997	71,363
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%^	3.96	#	2/17/2032	900,000	919,302	918,277
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%^	4.41	#	8/16/2032	700,000	729,276	720,811
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%^	3.91	#	2/17/2032	104,714	104,714	106,284
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%^	3.56	#	9/15/2034	269,642	269,642	271,592
SMB Private Education Loan Trust 2017-B A2B, 1M USD LIBOR + 0.750%^	3.21	#	10/15/2035	670,000	670,000	665,609
SMB Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	3.18	#	1/15/2037	1,050,000	1,050,000	1,042,840
Sofi Consumer Loan Program 2018-3 Trust^	3.20		8/25/2027	458,464	458,464	457,574
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	427,117	428,443	427,127
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	138,847	138,830	138,651
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	132,233	132,231	132,149
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	780,798	778,548	776,687
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	349,279	348,803	348,385
SoFi Consumer Loan Program LLC 2017-3 A^	2.77		5/25/2026	546,392	546,392	541,913

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Consumer Loan Program Trust 2015-1 A^	3.28%		9/15/2023	174,793	$174,867	$174,799
Sofi Professional Loan Program 2018-A LLC^¤	Zero Coupon		2/25/2042	1,372,500	998,522	985,729
Sofi Professional Loan Program 2018-B Trust^¤	Zero Coupon		8/26/2047	1,265,700	694,769	694,371
Sofi Professional Loan Program 2018-D Trust^¤	Zero Coupon		2/25/2048	1,887,200	656,759	650,140
SoFi Professional Loan Program LLC 2015-A RC^¤	7.63		3/25/2033	300	844,125	311,250
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	30,243	30,103	29,809
SoFi Professional Loan Program LLC 2016 A A1, 1M USD LIBOR + 1.750%^	4.26	#	8/25/2036	103,892	103,020	105,195
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%^	3.71	#	6/25/2033	363,575	367,552	368,150
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%^	3.46	#	1/25/2039	73,814	73,814	73,874
SoFi Professional Loan Program LLC 2017-D R1^	Zero Coupon		9/25/2040	1,233,700	723,220	796,045
SpringCastle America Funding LLC 2016-AA A^	3.05		4/25/2029	346,159	346,148	342,811
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	1,523,688	1,523,484	1,514,831
Store Master Funding I-VII A3^	4.40		10/20/2048	649,458	649,181	662,650
Taco Bell Funding LLC 2018-1A A2I^	4.32		11/25/2048	2,130,000	2,130,000	2,151,058
TAL Advantage LLC 2017-1A A^	4.50		4/20/2042	600,700	607,701	612,694
TAL Advantage V LLC^	3.33		5/20/2039	1,434,139	1,424,807	1,422,777
Tesla Auto Lease Trust 2018-A^	2.32		12/20/2019	272,276	272,273	271,182
Tesla Auto Lease Trust 2018-A^	2.75		2/20/2020	275,000	274,987	274,131
Tesla Auto Lease Trust 2018-B A^	3.71		8/20/2021	513,000	512,963	514,790
Textainer Marine Containers VII Ltd.+^	4.11		7/20/2043	727,500	718,980	731,649
TLF National Tax Lien Trust 2017-1^	3.09		12/15/2029	779,603	779,578	777,511
TPG Real Estate Finance 2018-FL-1 Issuer Ltd., 1M USD LIBOR + 0.750%^	3.21	#	2/15/2035	1,224,646	1,222,709	1,208,653
Trafigura Securitisation Finance PLC 2017-1, 1M USD LIBOR + 1.700%+^	4.16	#	12/15/2020	900,000	902,075	899,293
Trafigura Securitisation Finance plc 2018-1, 1M USD LIBOR + 0.730%^+	3.19	#	3/15/2022	1,170,000	1,170,000	1,170,304
Trafigura Securitisation Finance plc 2018-1^+	4.29		3/15/2022	1,800,000	1,799,889	1,816,349
Trinity Rail Leasing LP^	3.82		6/17/2048	949,809	949,462	964,646
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	1,248,118	1,330,654	1,316,051
TRIP Rail Master Funding LLC 2017-1A A1^	2.71		8/15/2047	187,705	187,703	186,132
VSE 2018-A Voi Mortgage LLC^	4.02		2/20/2036	445,945	445,887	449,336
VSE VOI Mortgage LLC 2016-A A^	2.54		7/20/2033	392,394	392,358	385,975
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.79	#	10/25/2040	673,061	618,468	622,849
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	296,912	296,866	292,016
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	101,221	101,114	101,018
Westgate Resorts LLC 2017-1A A^	3.05		12/20/2030	331,206	331,206	328,736
Westgate Resorts LLC 2018-1^	3.38		12/20/2031	667,814	666,687	666,630

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Willis Engine Structured Trust IV^	4.75%		9/15/2043	474,588	$474,564	$486,915
Wingstop Funding 2018-1 LLC^	4.97		12/5/2048	250,000	250,000	252,440

Total Other Asset-Backed Securities				176,646,270	173,385,462	173,258,361

Total Asset-Backed Securities				194,770,978	191,508,243	191,226,463

Corporate Bonds — 40.2%*:

Advertising — 0.2%*:
Interpublic Group of Cos., Inc. (The)	3.75		10/1/2021	400,000	399,749	402,495
S&P Global, Inc.	3.30		8/14/2020	700,000	712,648	701,379

Total Advertising				1,100,000	1,112,397	1,103,874

Aerospace/Defense — 0.4%*:
Harris Corp.	2.70		4/27/2020	2,140,000	2,136,680	2,121,775

Agriculture — 1.3%*:
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,040,000	1,035,650	993,972
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,520,000	1,536,476	1,516,324
Imperial Brands Finance PLC+^	2.95		7/21/2020	2,247,000	2,255,294	2,213,441
Reynolds American, Inc.	4.00		6/12/2022	1,370,000	1,373,038	1,355,233

Total Agriculture				6,177,000	6,200,458	6,078,970

Airlines — 0.3%*:
Delta Air Lines, Inc.	3.63		3/15/2022	1,700,000	1,708,726	1,663,603

Auto Manufacturers — 1.4%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	3.22	#	4/5/2021	1,135,000	1,135,000	1,105,886
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	3.85	#	2/15/2023	985,000	985,000	911,263
General Motors Financial Co., Inc.	3.25		1/5/2023	2,590,000	2,548,799	2,439,060
Hyundai Capital America^	2.00		7/1/2019	70,000	69,992	69,550
Hyundai Capital America^	2.55		2/6/2019	1,138,000	1,138,407	1,137,344
Hyundai Capital America^	3.00		10/30/2020	480,000	483,369	473,681
Nissan Motor Acceptance Corp.^	1.90		9/14/2021	670,000	666,957	638,044

Total Auto Manufacturers				7,068,000	7,027,524	6,774,828

Auto Parts&Equipment — 0.4%*:
Lear Corp.	5.25		1/15/2025	300,000	319,552	308,175
Lear Corp.	5.38		3/15/2024	1,660,000	1,753,983	1,707,621

Total Auto Parts&Equipment				1,960,000	2,073,535	2,015,796

Beverages — 1.1%*:
Anheuser-Busch InBev Worldwide, Inc.	3.50		1/12/2024	2,360,000	2,311,598	2,308,423
Maple Escrow Subsidiary, Inc.^	4.06		5/25/2023	1,505,000	1,504,024	1,499,790
Molson Coors Brewing Co.	2.10		7/15/2021	325,000	323,473	313,350
Molson Coors Brewing Co.	3.50		5/1/2022	1,089,000	1,079,791	1,082,482

Total Beverages				5,279,000	5,218,886	5,204,045

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Biotechnology — 0.4%*:
Celgene Corp.	3.25%		2/20/2023	804,000	$786,345	$785,068
Celgene Corp.	3.55		8/15/2022	475,000	485,638	469,783
Celgene Corp.	4.00		8/15/2023	619,000	631,324	621,817

Total Biotechnology				1,898,000	1,903,307	1,876,668

Chemicals — 2.1%*:
CF Industries, Inc.	7.13		5/1/2020	151,000	159,285	155,530
Huntsman International LLC	5.13		11/15/2022	2,930,000	3,000,713	2,951,975
Incitec Pivot Finance LLC^	6.00		12/10/2019	1,443,000	1,485,748	1,474,863
LyondellBasell Industries NV+	5.00		4/15/2019	945,000	951,728	946,028
LyondellBasell Industries NV+	6.00		11/15/2021	985,000	1,073,466	1,041,163
RPM International, Inc.	3.45		11/15/2022	380,000	390,022	376,409
RPM International, Inc.	6.13		10/15/2019	1,205,000	1,238,360	1,226,938
Sherwin-Williams Co. (The)	2.75		6/1/2022	1,245,000	1,245,719	1,205,172
Syngenta Finance NV+^	3.70		4/24/2020	790,000	790,000	784,276

Total Chemicals				10,074,000	10,335,041	10,162,354

Commercial Banks — 7.2%*:
Banco Santander SA+	3.50		4/11/2022	2,400,000	2,410,785	2,355,217
Bancolombia SA+	5.95		6/3/2021	315,000	331,835	326,813
Bank of America Corp.	2.82	#**	7/21/2023	5,220,000	5,161,532	5,049,161
Barclays PLC, 3M USD LIBOR + 1.380%+	4.01	#	5/16/2024	885,000	885,000	842,714
Citigroup, Inc.	3.14	#**	1/24/2023	2,640,000	2,617,831	2,593,142
Compass Bank	5.50		4/1/2020	2,403,000	2,464,218	2,456,443
Discover Bank	3.35		2/6/2023	1,667,000	1,667,122	1,622,590
Discover Bank	4.20		8/8/2023	635,000	651,616	635,146
First Horizon National Corp.	3.50		12/15/2020	2,170,000	2,179,796	2,169,868
Goldman Sachs Group, Inc. (The)	3.20		2/23/2023	4,965,000	4,891,054	4,815,872
JPMorgan Chase & Co.	4.50		1/24/2022	2,245,000	2,350,354	2,313,216
Macquarie Bank Ltd.+^	2.85		1/15/2021	130,000	132,048	128,566
Mitsubishi UFJ Financial Group, Inc.+	2.67		7/25/2022	2,345,000	2,296,430	2,278,948
Morgan Stanley MTN	3.75		2/25/2023	2,765,000	2,825,812	2,760,126
Sumitomo Mitsui Financial Group, Inc.+	2.06		7/14/2021	682,000	678,224	660,491
Sumitomo Mitsui Financial Group, Inc.+	2.85		1/11/2022	580,000	583,513	569,342
Sumitomo Mitsui Financial Group, Inc.+	3.75		7/19/2023	300,000	299,878	301,923
SVB Financial Group	5.38		9/15/2020	200,000	208,462	206,308
Synchrony Bank	3.00		6/15/2022	2,280,000	2,208,732	2,130,497
Turkiye Garanti Bankasi AS+^	4.75		10/17/2019	325,000	327,895	320,580

Total Commercial Banks				35,152,000	35,172,137	34,536,963

Construction Materials — 1.1%*:
Holcim US Finance Sarl & Cie SCS+^	6.00		12/30/2019	1,990,000	2,057,058	2,038,017
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.500%	3.29	#	12/20/2019	445,000	445,000	443,722

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Construction Materials (Continued)
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.650%	3.33	#%	5/22/2020	530,000	$530,000	$527,141
Masco Corp.	3.50		4/1/2021	590,000	594,014	587,246
Masco Corp.	7.13		3/15/2020	124,000	130,816	129,533
Standard Industries, Inc.^	5.50		2/15/2023	1,385,000	1,419,301	1,357,300

Total Construction Materials				5,064,000	5,176,189	5,082,959

Diversified Financial Services — 2.4%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95		2/1/2022	2,030,000	2,053,466	1,994,347
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	4.50		5/15/2021	300,000	311,564	300,866
Aircastle Ltd.	5.00		4/1/2023	2,721,000	2,868,338	2,731,692
Antares Holdings LP^	6.00		8/15/2023	1,260,000	1,259,941	1,245,565
Athene Global Funding^	4.00		1/25/2022	2,551,000	2,582,621	2,577,121
Genpact Luxembourg Sarl+	3.70		4/1/2022	1,575,000	1,577,887	1,563,023
Lazard Group LLC	4.25		11/14/2020	1,134,000	1,158,715	1,149,086

Total Diversified Financial Services				11,571,000	11,812,532	11,561,700

Electric — 1.4%*:
Ameren Corp.	2.70		11/15/2020	760,000	765,164	749,840
EDP Finance BV+^	4.13		1/15/2020	981,000	995,844	982,020
Enel Finance International NV+^	2.88		5/25/2022	1,050,000	1,047,810	989,317
Entergy Corp.	4.00		7/15/2022	750,000	773,601	756,585
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,936	452,585
Entergy Texas, Inc.	7.13		2/1/2019	934,000	937,891	936,580
Israel Electric Corp. Ltd.+^	7.25		1/15/2019	607,000	608,002	607,255
Puget Energy, Inc.	6.00		9/1/2021	675,000	731,407	714,035
Puget Energy, Inc.	6.50		12/15/2020	321,000	344,481	339,125

Total Electric				6,538,000	6,664,136	6,527,342

Electronics — 0.2%*:
FLIR Systems, Inc.	3.13		6/15/2021	480,000	485,748	473,246
Tech Data Corp.	3.70		2/15/2022	260,000	259,747	255,090

Total Electronics				740,000	745,495	728,336

Food — 0.3%*:
McCormick & Co., Inc.	2.70		8/15/2022	1,430,000	1,386,692	1,386,612

Healthcare-Products — 0.9%*:
Becton Dickinson and Co., 3M USD LIBOR + 0.875%	3.68	#	12/29/2020	2,135,000	2,136,292	2,113,542
CVS Health Corp.	2.13		6/1/2021	1,815,000	1,803,435	1,751,229
CVS Health Corp.	3.70		3/9/2023	620,000	615,280	613,363

Total Healthcare-Products				4,570,000	4,555,007	4,478,134

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Services — 0.4%*:
Cigna Corp.	4.00%	2/15/2022	942,000	$978,571	$951,642
Cigna Corp.	4.50	3/15/2021	1,170,000	1,217,497	1,195,487

Total Healthcare-Services			2,112,000	2,196,068	2,147,129

Home Builders — 0.4%*:
Lennar Corp.	4.50	6/15/2019	150,000	150,553	149,625
Lennar Corp.	4.50	11/15/2019	1,090,000	1,101,711	1,081,825
Lennar Corp.	4.75	4/1/2021	900,000	925,013	892,125

Total Home Builders			2,140,000	2,177,277	2,123,575

Household Products/Wares — 0.2%*:
Church & Dwight Co., Inc.	2.88	10/1/2022	1,120,000	1,093,378	1,101,498

Insurance — 2.3%*:
American International Group, Inc.	3.30	3/1/2021	1,125,000	1,131,469	1,121,185
AmTrust Financial Services, Inc.	6.13	8/15/2023	780,000	776,113	692,702
CNA Financial Corp.	5.75	8/15/2021	941,000	1,000,042	993,076
Enstar Group Ltd.+	4.50	3/10/2022	1,350,000	1,359,658	1,359,014
Jackson National Life Global Funding^	2.50	6/27/2022	1,925,000	1,921,700	1,861,079
Lincoln National Corp.	4.00	9/1/2023	472,000	481,185	481,168
Lincoln National Corp.	4.20	3/15/2022	725,000	759,527	737,057
Lincoln National Corp.	6.25	2/15/2020	400,000	414,518	412,860
Reinsurance Group of America, Inc.	5.00	6/1/2021	1,429,000	1,499,191	1,483,609
Trinity Acquisition PLC+	3.50	9/15/2021	1,516,000	1,524,508	1,501,270
Willis Towers Watson PLC+	5.75	3/15/2021	370,000	388,493	386,948

Total Insurance			11,033,000	11,256,404	11,029,968

Investment Company Security — 0.6%*:
Ares Capital Corp.	3.63	1/19/2022	420,000	422,782	407,751
Ares Capital Corp.	3.88	1/15/2020	607,000	612,801	608,274
FS KKR Capital Corp.	4.00	7/15/2019	853,000	854,814	852,035
TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,136,330	1,098,516

Total Investment Company Security			3,020,000	3,026,727	2,966,576

IT Services — 0.8%*:
Dell International LLC/EMC Corp.^	4.42	6/15/2021	1,470,000	1,502,542	1,467,575
DXC Technology Co.	2.88	3/27/2020	270,000	269,646	267,667
Leidos Holdings, Inc.	4.45	12/1/2020	1,975,000	2,010,296	1,960,187

Total IT Services			3,715,000	3,782,484	3,695,429

Leisure Time — 0.3%*:
Brunswick Corp.^	4.63	5/15/2021	1,476,000	1,494,328	1,449,559

Lodging — 0.3%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	299,307	288,418
Marriott International, Inc.	2.88	3/1/2021	1,345,000	1,357,367	1,326,333

Total Lodging			1,645,000	1,656,674	1,614,751

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery-Diversified — 0.9%*:
CNH Industrial Capital LLC	3.38%		7/15/2019	945,000	$947,780	$937,912
CNH Industrial Capital LLC	3.88		10/15/2021	1,110,000	1,122,776	1,102,563
CNH Industrial NV+	4.50		8/15/2023	450,000	459,344	452,205
Wabtec Corp.	4.15		3/15/2024	1,725,000	1,721,802	1,666,948

Total Machinery-Diversified				4,230,000	4,251,702	4,159,628

Media — 0.9%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58		7/23/2020	1,130,000	1,140,438	1,128,782
Discovery Communications LLC	2.95		3/20/2023	1,195,000	1,164,684	1,143,306
Sirius XM Radio, Inc.^	3.88		8/1/2022	2,388,000	2,406,701	2,268,600

Total Media				4,713,000	4,711,823	4,540,688

Mining — 1.2%*:
Glencore Finance Canada Ltd.+^	4.25		10/25/2022	484,000	504,012	482,468
Glencore Funding LLC^	3.00		10/27/2022	730,000	728,323	693,062
Glencore Funding LLC^	4.13		5/30/2023	980,000	975,918	962,348
Kinross Gold Corp.	5.13		9/1/2021	990,000	1,034,723	987,525
Kinross Gold Corp.+	5.95		3/15/2024	1,270,000	1,307,191	1,263,650
Newcrest Finance Pty Ltd.+^	4.20		10/1/2022	1,145,000	1,194,453	1,151,109

Total Mining				5,599,000	5,744,620	5,540,162

Office/Business Equip — 0.5%*:
Pitney Bowes, Inc.	3.88		10/1/2021	2,765,000	2,747,333	2,588,731

Oil and Gas — 0.5%*:
Antero Resources Corp.	5.38		11/1/2021	480,000	488,474	463,200
Continental Resources, Inc.	5.00		9/15/2022	1,008,000	1,022,584	1,000,848
EQT Corp.	3.00		10/1/2022	1,045,000	1,042,392	990,897

Total Oil and Gas				2,533,000	2,553,450	2,454,945

Packaging and Containers — 0.4%*:
Graphic Packaging International, Inc.	4.75		4/15/2021	2,096,000	2,164,520	2,090,760

Pharmaceuticals — 2.1%*:
AbbVie, Inc.	2.30		5/14/2021	150,000	149,287	146,486
Bayer US Finance II LLC, 3M USD LIBOR + 1.010%^	3.80	#	12/15/2023	2,135,000	2,125,706	2,043,549
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	3.56	#	6/15/2022	2,145,000	2,154,145	2,121,488
Express Scripts Holding Co.	3.30		2/25/2021	1,590,000	1,606,161	1,584,163
Express Scripts Holding Co.	4.75		11/15/2021	950,000	1,001,759	977,196
Shire Acquisitions Investments Ireland DAC+	2.40		9/23/2021	630,000	626,200	609,200
Shire Acquisitions Investments Ireland DAC+	2.88		9/23/2023	470,000	450,396	444,299
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20		7/21/2021	2,390,000	2,345,697	2,196,917

Total Pharmaceuticals				10,460,000	10,459,351	10,123,298

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pipelines — 0.5%*:
Energy Transfer Partners LP	4.20%	9/15/2023	2,325,000	$2,322,241	$2,291,381

Real Estate Investment Trusts — 1.1%*:
American Tower Corp.	2.25	1/15/2022	330,000	329,724	315,813
American Tower Corp.	3.00	6/15/2023	1,400,000	1,396,413	1,346,973
American Tower Corp.	3.30	2/15/2021	530,000	534,317	526,960
Crown Castle International Corp.	3.40	2/15/2021	1,272,000	1,289,448	1,271,556
Digital Realty Trust LP	3.40	10/1/2020	385,000	386,857	383,771
Healthcare Trust of America Holdings LP	2.95	7/1/2022	370,000	369,838	359,630
Simon Property Group LP	2.35	1/30/2022	955,000	951,377	927,474
Weyerhaeuser Co.	7.38	10/1/2019	315,000	325,049	323,671

Total REITS			5,557,000	5,583,023	5,455,848

Retail — 1.4%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	617,000	628,359	631,504
Dollar Tree, Inc.	3.70	5/15/2023	2,570,000	2,522,080	2,527,170
O’Reilly Automotive, Inc.	3.80	9/1/2022	284,000	284,667	287,057
O’Reilly Automotive, Inc.	3.85	6/15/2023	1,139,000	1,140,322	1,144,610
QVC, Inc.	4.38	3/15/2023	2,410,000	2,364,257	2,312,475

Total Retail			7,020,000	6,939,685	6,902,816

Semiconductors — 0.8%*:
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00	1/15/2022	1,785,000	1,781,400	1,716,640
Microchip Technology, Inc.^	3.92	6/1/2021	835,000	835,000	828,310
NXP BV/NXP Funding LLC^	4.13	6/1/2021	1,270,000	1,291,510	1,254,125

Total Semiconductors			3,890,000	3,907,910	3,799,075

Telecommunications — 1.5%*:
Hughes Satellite Systems Corp.	6.50	6/15/2019	1,932,000	1,965,118	1,948,905
Sprint Communications, Inc.	9.25	4/15/2022	1,005,000	1,171,065	1,148,212
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	3,320,000	3,338,304	3,265,602
Verizon Communications, Inc.	2.95	3/15/2022	760,000	768,715	751,993

Total Telecommunications			7,017,000	7,243,202	7,114,712

Transportation — 0.9%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.70	3/14/2023	410,000	403,260	391,168
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.30	4/1/2021	240,000	243,794	238,371
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38	2/1/2022	80,000	80,913	79,107
Penske Truck Leasing Co. LP/PTL Finance Corp.^	4.88	7/11/2022	1,590,000	1,654,737	1,646,217
Ryder System, Inc.	2.50	9/1/2022	26,000	25,012	24,980

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Transportation (Continued)
Ryder System, Inc.	3.40%		3/1/2023	330,000	$326,234	$325,655
Ryder System, Inc.	3.75		6/9/2023	885,000	885,872	879,561
Ryder System, Inc. MTN	2.25		9/1/2021	635,000	632,127	614,312

Total Transportation				4,196,000	4,251,949	4,199,371

Trucking and Leasing — 0.7%*:
DAE Funding LLC+^	4.00		8/1/2020	276,000	276,000	269,100
GATX Corp.	2.50		7/30/2019	250,000	250,614	248,468
GATX Corp.	2.60		3/30/2020	685,000	682,315	678,342
Park Aerospace Holdings Ltd.+^	5.25		8/15/2022	2,230,000	2,286,968	2,157,525

Total Trucking and Leasing				3,441,000	3,495,897	3,353,435

Venture Capital — 0.4%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,725,000	1,717,566	1,683,341

Total Corporate Bonds				196,289,000	198,006,354	193,730,635

Mortgage-Backed Securities — 6.2%*:
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%^	3.81	#	9/15/2034	270,000	270,000	268,743
BHMS, 1M USD LIBOR + 1.500%^	3.96	#	7/15/2035	1,800,000	1,800,000	1,780,206
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.700%^	4.16	#	11/15/2035	828,763	828,763	819,442
COMM Mortgage Trust 2014-UBS2 B	4.70		3/10/2047	600,000	642,961	615,696
Deephaven Residential Mortgage Trust 2018-1^	2.98	#@	12/25/2057	933,883	922,798	924,943
Deephaven Residential Mortgage Trust 2018-1^	3.03	#@	12/25/2057	798,716	798,704	787,858
Deephaven Residential Mortgage Trust 2018-2^	3.68	#@	4/25/2058	1,413,590	1,413,575	1,416,921
Deephaven Residential Mortgage Trust 2018-3^	3.96	#@	8/25/2058	1,480,009	1,478,365	1,482,095
Deephaven Residential Mortgage Trust 2018-4^	4.29	#@	10/25/2058	2,007,273	2,007,273	2,021,162
JP Morgan Chase Commercial Mortgage Securities Corp., 1M USD LIBOR + 1.000%^	3.46	#	6/15/2032	1,550,000	1,550,000	1,544,117
JP Morgan Mortgage Trust 2017-6 A5^	3.50	#@	12/25/2048	997,330	1,010,330	984,750
JP Morgan Mortgage Trust 2018-1^	3.50	#@	6/25/2048	733,575	739,544	723,864
JP Morgan Mortgage Trust 2018-3^	3.50	#@	9/25/2048	1,136,028	1,132,528	1,117,493
JP Morgan Mortgage Trust 2018-4^	3.50	#@	10/25/2048	2,512,108	2,493,573	2,477,176
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.47	#@	6/12/2047	2,645	2,707	2,644
MSCG Trust 2018-SELF, 1M USD LIBOR + 1.180%^	3.64	#	10/15/2037	165,000	165,000	162,059

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#@%	11/25/2056	387,054	$398,485	$388,263
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%^	5.36	#	2/25/2023	470,000	470,000	471,010
PSMC Trust^	3.50	#@	2/25/2048	1,171,024	1,169,583	1,156,067
PSMC Trust 2018-2^	3.50	#@	6/25/2048	1,051,840	1,034,780	1,038,612
RETL 2018-RVP, 1M USD LIBOR + 1.100%^	3.56	#	3/15/2033	915,729	915,729	913,884
Sequoia Mortgage Trust 2015-1^	2.50	#@	1/25/2045	787,118	775,041	760,159
Sequoia Mortgage Trust 2018-3^	3.50	#@	3/25/2048	1,337,892	1,335,835	1,320,171
Sequoia Mortgage Trust 2018-5^	3.50	#@	5/25/2048	990,290	979,444	981,998
Sequoia Mortgage Trust 2018-7^	4.00	#@	9/25/2048	730,833	734,464	735,091
Sequoia Mortgage Trust 2018-CH1^	4.00	#@	2/25/2048	882,449	897,784	887,023
Sequoia Mortgage Trust 2018-CH2^	4.00	#@	6/25/2048	1,555,512	1,571,420	1,567,215
Sequoia Mortgage Trust 2018-CH3^	4.00	#@	8/25/2048	1,153,317	1,163,206	1,166,587
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#@	10/25/2031	767,792	775,214	754,746
TIAA Bank Mortgage Loan Trust 2018-2^	3.50	#@	7/25/2048	545,458	540,225	538,026
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#@	10/25/2046	239,257	239,257	237,840

Total Mortgage-Backed Securities				30,214,485	30,256,588	30,045,861

U.S. Treasury & Government Agencies — 6.0%*:
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 0.480%	2.94	#	10/15/2040	337,903	337,595	339,337
Federal Home Loan Mortgage Corp.	3.00		5/15/2039	503,234	507,586	499,728
Federal Home Loan Mortgage Corp.	3.00		8/15/2040	762,278	773,338	760,020
Federal Home Loan Mortgage Corp.	3.00		3/15/2041	657,783	666,439	655,573
Federal National Mortgage Association	3.00		4/25/2040	1,030,281	1,041,960	1,024,017
Federal National Mortgage Association	3.00		1/25/2041	517,292	523,745	516,843
U.S. Treasury Bonds	8.00		11/15/2021	3,880,000	4,433,667	4,466,699
U.S. Treasury Bonds	8.75		5/15/2020	19,000,000	20,536,810	20,568,242

Total U.S. Treasury & Government Agencies				26,688,771	28,821,140	28,830,459

Total Fixed Income				447,963,234	448,592,325	443,833,418

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.8%*:

Call Options Purchased — 0.2%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	11,190,000	11,190,000	$561,458	$(83,021)	$478,437
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	14,590,000	14,590,000	698,861	(5,479)	693,382

Total Call Options Purchased				25,780,000	25,780,000	1,260,319	(88,500)	1,171,819

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options (Continued)

Put Options Purchased — 0.6%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	$2.94	12/13/2032	22,790,000	22,790,000	$1,143,488	$147,780	$1,291,268
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	29,090,000	29,090,000	1,390,502	109,950	1,500,452

Total Put Options Purchased				51,880,000	51,880,000	2,533,990	257,730	2,791,720

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 6.1%*:

Commercial Paper — 6.1%*:

Auto Manufacturers — 1.4%*:
Hyundai Capital America	2.85	2/14/2019	4,000,000	3,986,311	3,986,311
VW Credit Inc.	3.10	2/12/2019	2,900,000	2,889,715	2,889,715

Total Auto Manufacturers			6,900,000	6,876,026	6,876,026

Chemicals — 0.9%*:
Albemarle Corp.	2.54	1/8/2019	4,000,000	3,998,056	3,998,056

Entertainment — 0.8%*:
CBS Corp.	2.95	1/29/2019	4,000,000	3,990,978	3,990,978

Food — 0.6%*:
Mondelez International, Inc.	2.85	2/19/2019	2,850,000	2,839,138	2,839,138

Hotel & Restaurant — 0.2%*:
McDonald’s Corp.	2.84	1/8/2019	1,045,000	1,044,431	1,044,431

Machinery-Constr&Mining — 0.5%*:
Caterpiler fFnance Service Co.	2.48	1/2/2019	2,100,000	2,099,857	2,099,857

Oil and Gas Services — 0.4%*:
Schlumberger Holdings Corp.	2.91	1/8/2019	2,000,000	1,998,888	1,998,888

Utilities — 1.3%*:
DTE Capital Corp.	2.86	1/9/2019	3,000,000	2,998,093	2,998,093
Nextera Energy Capital Holdings, Inc.	3.06	2/25/2019	1,768,000	1,759,897	1,759,897
Public Service Enterprise Group, Inc.	3.05	1/23/2019	1,550,000	1,547,158	1,547,158

Total Utilities			6,318,000	6,305,148	6,305,148

Total Commercial Paper			29,213,000	29,152,522	29,152,522

Total Short-Term Investments			29,213,000	29,152,522	29,152,522

Total Investments			554,836,234	481,539,156	476,949,479

Other assets and liabilities — 1.0%*					4,952,704

Net Assets — 100.0%					$481,902,183

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

MTN	Medium Term Note
OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	90.3%
Ireland	2.0%
Netherlands	1.5%
United Kingdom	1.2%
Japan	1.2%
Other (Individually less than 1%)	3.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

A summary of outstanding derivatives at December 31, 2018 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Future
U.S. 10-Year Treasury Note	03/20/19	201	23,919,477	Long	$24,525,141	$605,664

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. 10-Year Ultra Bond	03/20/19	99	(12,461,331)	Short	$ (12,877,734)	$(416,403)
U.S. 2-Year Treasury Note	03/29/19	26	(5,484,853)	Short	(5,520,125)	(35,272)
U.S. 5-Year Treasury Note	03/29/19	887	(100,103,749)	Short	(101,727,813)	(1,624,064)

Total Short Futures						$(2,075,739)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

OTC Credit Default Swaps – Sell Protection(1) (2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$505	$(37,090)	$(37,595)
CMBX.NA.BBB-.6†+	3.00%	1M	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(21,161)	(46,766)	(25,605)

Total OTC Credit Default Swaps							$(20,656)	$(83,856)	$(63,200)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	–	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 84.1%*:

Asset-Backed Securities — 26.1%*:

CDO/CLO — 4.4%*:
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	3.92	#%	10/15/2028	250,000	$250,000	$250,125
Crestline Denali CLO XIV Ltd.^	4.44	#	10/23/2031	250,000	250,000	243,183
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	3.87	#	10/20/2029	250,000	250,000	249,477
Marble Point CLO XI Ltd. 2017-2A A, 3M USD LIBOR + 1.180%^	3.62	#	12/18/2030	250,000	250,000	246,877
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%^	3.53	#	1/15/2030	250,000	250,000	245,540

Total CDO/CLO				1,250,000	1,250,000	1,235,202

Other Asset-Backed Securities — 21.7%*:
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	3.21	#	7/25/2056	49,627	48,561	49,612
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	4.01	#	7/25/2058	100,000	86,620	93,862
AccessLex Institute 2004-1 B, 3M USD LIBOR + 0.570%	3.39	#	9/22/2037	55,509	53,347	53,394
AccessLex Institute 2004-A A3, 28 day ARS	1.70	#	7/1/2039	150,000	147,285	147,806
AccessLex Institute 2006-1 B, 3M USD LIBOR + 0.450%	3.14	#	8/25/2037	79,402	69,978	76,165
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	38,800	38,800	40,163
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	3.22	#	10/25/2034	44,343	40,512	42,997
Ascentium Equipment Receivables Trust 2018-2 B^	5.18		7/10/2026	81,000	80,971	82,591
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	3.26	#	3/25/2035	42,433	42,194	41,746
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	44,690	44,237	44,274
CLI Funding VI LLC 2016-1A A^	4.21		2/18/2041	56,405	56,400	55,362
College Avenue Student Loans LLC 2017, 1M USD LIBOR + 1.650%^	4.16	#	11/26/2046	88,129	89,488	89,281
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.93	#	1/15/2037	87,793	77,861	82,760
College Loan Corp. Trust I 2017-1 B2, 28 day ARS	1.84	#	1/25/2047	45,000	38,612	39,803
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	36,054	34,406	33,758
CWABS Asset-Backed Certificates Trust 2005-4 MV5, 1M USD LIBOR + 0.670%	3.51	#	10/25/2035	60,000	54,257	59,454
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	48,125	49,080	49,007
Diamond Resorts Owner Trust 2016-1 B^	3.37		11/20/2028	39,507	39,501	38,673

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47%		10/25/2045	58,500	$58,500	$59,080
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^¤	4.41	#	10/25/2044	47,721	47,721	48,055
DRB Prime Student Loan Trust 2016-R A2^¤	3.07		10/25/2044	47,721	47,712	46,939
Drug Royalty 2012-1 A1, 3M USD LIBOR + 5.250%^	7.32	#	7/15/2024	4,872	4,973	4,883
Earnest Student Loan Program LLC 2016-C A1, 1M USD LIBOR + 1.850%^	4.36	#	10/27/2036	25,345	25,345	25,549
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	3.86	#	7/26/2066	65,786	65,785	67,034
EdLinc Student Loan Funding Trust 2017-A A, Prime — 1.150%^	3.35	#	12/1/2047	81,801	81,244	82,755
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	66,510	66,498	65,440
First Franklin Mortgage Loan Trust 2004-FFH4 M6, 1M USD LIBOR + 1.725%	4.23	#	1/25/2035	50,000	49,823	50,941
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	100,000	99,844	98,591
Goodgreen Trust 2017-1A A^	3.74		10/15/2052	78,467	78,431	79,292
Helios Issuer LLC 2017-1A A^	4.94		9/20/2049	92,745	92,702	94,456
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	75,468	76,804	76,590
Hertz Vehicle Financing II LP^	3.60		2/25/2024	150,000	145,956	148,026
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	46,717	46,628	46,506
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	44,537	44,504	45,780
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	100,000	99,983	100,000
Marlette Funding Trust 2017-2A B^	3.19		7/15/2024	100,000	99,993	99,845
Montana Higher Education Student Assistance Corp. 2012-1 A3, 1M USD LIBOR + 1.050%	3.52	#	7/20/2043	150,000	145,283	152,765
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	3.66	#	7/26/2066	120,000	120,000	121,335
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%^	3.23	#	3/25/2067	100,000	100,000	99,440
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%^	3.71	#	3/25/2067	100,000	100,620	100,000
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	45,056	44,772	43,874
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.69	#	1/25/2038	75,850	71,344	70,844
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	125,000	125,000	124,220
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	3.26	#	10/30/2045	23,830	22,851	23,652
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	4.23	#	3/25/2035	64,666	64,650	64,574
NP Ferrum LLC 2015 1A A1	2.71		2/19/2045	45,265	43,798	44,633
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	100,000	100,000	99,831
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3 AT3^	2.83		10/16/2051	230,000	230,000	226,896

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
OSCAR US Funding Trust V 2016-2A A4^	2.99%		12/15/2023	130,000	$129,331	$129,403
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	30,000	29,995	30,020
Planet Fitness Master Issuer LLC^	4.67		9/5/2048	99,750	99,750	101,352
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.79	#	5/25/2036	24,181	23,281	23,969
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	16,377	16,374	16,122
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.82	#	2/15/2045	86,790	74,919	80,529
SLM Student Loan Trust 2002-7 A11, 28 day ARS	3.03	#	3/15/2028	50,000	49,494	49,968
SLM Student Loan Trust 2002-7 B, 28 day ARS	3.28	#	12/15/2039	80,000	80,059	80,289
SLM Student Loan Trust 2003-2 A9, 28 day ARS	4.27	#	9/15/2028	100,000	99,787	102,830
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	3.44	#	6/15/2038	60,899	56,073	59,039
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.67	#	7/25/2055	102,261	88,028	96,116
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.78	#	1/25/2044	116,616	108,265	108,210
SLM Student Loan Trust 2006-10 A6, 3M USD LIBOR + 0.150%	2.64	#	3/25/2044	200,000	192,645	194,496
SLM Student Loan Trust 2006-10 B, 3M USD LIBOR + 0.220%	2.71	#	3/25/2044	56,961	53,834	53,392
SLM Student Loan Trust 2006-4 B, 3M USD LIBOR + 0.200%	2.69	#	1/25/2070	55,410	51,906	52,674
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.70	#	10/25/2040	109,354	96,300	103,809
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.69	#	1/27/2042	55,847	52,701	53,221
SLM Student Loan Trust 2007-1 A6, 3M USD LIBOR + 0.140%	2.63	#	1/27/2042	100,000	96,100	96,229
SMB Private Education Loan Trust 2017-A B^	3.50		6/17/2041	130,000	126,153	126,074
SoFi Professional Loan Program LLC 2017-A C^	4.43		3/26/2040	100,000	99,493	98,753
SoFi Professional Loan Program LLC 2017-D BFX^	3.61		9/25/2040	100,000	99,950	97,179
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	3.85	#	8/1/2035	100,000	98,560	101,402
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.75		11/15/2049	100,000	99,986	99,814
Taco Bell Funding LLC^	4.94		11/25/2048	40,000	40,000	40,352
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	68,950	69,555	70,305
Textainer Marine Containers V Ltd. 2017-1A A^	3.72		5/20/2042	85,050	85,046	84,920
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	99,849	107,660	105,284
Triton Container Finance IV LLC 2017-2A A^	3.62		8/20/2042	123,050	123,036	122,632
Triton Container Finance VI LLC 2017-1A A^	3.52		6/20/2042	85,291	85,276	84,036

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.79	# %	10/25/2040	67,306	$61,847	$62,285
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	79,659	79,695	78,346

Total Other Asset-Backed Securities				6,216,275	6,067,973	6,135,584

Total Asset-Backed Securities				7,466,275	7,317,973	7,370,786

Corporate Bonds — 31.4%*:

Advertising — 0.0%*:
WPP Finance 2010+	5.63		11/15/2043	3,000	3,263	2,941

Aerospace/Defense — 0.1%*:
United Technologies Corp.	5.70		4/15/2040	25,000	31,109	27,433

Agriculture — 0.5%*:
Bunge Ltd. Finance Corp.	3.25		8/15/2026	45,000	43,471	39,427
Bunge Ltd. Finance Corp.	4.35		3/15/2024	50,000	49,942	49,056
Reynolds American, Inc.	4.45		6/12/2025	30,000	30,469	28,927
Reynolds American, Inc.	5.85		8/15/2045	25,000	30,202	23,226

Total Agriculture				150,000	154,084	140,636

Airlines — 0.1%*:
United Airlines 2018-1 Class B Pass Through Trust	4.60		3/1/2026	15,000	15,000	14,828
WestJet Airlines Ltd.+^	3.50		6/16/2021	14,000	13,990	13,878

Total Airlines				29,000	28,990	28,706

Auto Manufacturers — 1.6%*:
Ford Motor Co.	7.45		7/16/2031	40,000	46,619	41,241
Ford Motor Credit Co. LLC	4.38		8/6/2023	200,000	194,512	189,448
General Motors Co.	4.20		10/1/2027	30,000	29,961	27,040
General Motors Co.	5.15		4/1/2038	20,000	19,988	17,087
General Motors Co.	5.20		4/1/2045	35,000	34,597	29,007
General Motors Financial Co., Inc.	3.50		11/7/2024	50,000	49,937	45,718
General Motors Financial Co., Inc.	3.55		4/9/2021	30,000	29,546	29,587
General Motors Financial Co., Inc.	4.15		6/19/2023	35,000	34,953	34,102
General Motors Financial Co., Inc.	4.30		7/13/2025	50,000	49,747	47,381

Total Auto Manufacturers				490,000	489,860	460,611

Beverages — 0.4%*:
Anheuser-Busch InBev Worldwide, Inc.	4.60		4/15/2048	45,000	44,748	40,332
Anheuser-Busch InBev Worldwide, Inc.	8.20		1/15/2039	35,000	51,213	45,002
Molson Coors Brewing Co.	4.20		7/15/2046	36,000	33,107	29,909
Molson Coors Brewing Co.	5.00		5/1/2042	5,000	5,031	4,706

Total Beverages				121,000	134,099	119,949

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Biotechnology — 0.3%*:
Amgen, Inc.	5.15%		11/15/2041	10,000	$10,400	$10,301
Celgene Corp.	3.45		11/15/2027	65,000	63,745	59,150
Celgene Corp.	4.63		5/15/2044	25,000	26,839	21,961

Total Biotechnology				100,000	100,984	91,412

Chemicals — 0.7%*:
DowDuPont, Inc.	5.32		11/15/2038	45,000	45,000	46,336
Incitec Pivot Finance LLC^	6.00		12/10/2019	30,000	30,964	30,662
LYB International Finance B.V.+	5.25		7/15/2043	35,000	35,958	33,367
Mosaic Co. (The)	4.05		11/15/2027	25,000	24,240	23,711
RPM International, Inc.	3.75		3/15/2027	8,000	7,991	7,596
Sherwin-Williams Co. (The)	4.50		6/1/2047	15,000	14,900	13,526
Yara International ASA+^	4.75		6/1/2028	50,000	49,880	49,836

Total Chemicals				208,000	208,933	205,034

Commercial Banks — 4.5%*:
Associated Banc-Corp	4.25		1/15/2025	70,000	70,015	70,387
Bank of America Corp.	4.18		11/25/2027	65,000	65,000	62,476
Bank of America Corp.	4.20		8/26/2024	30,000	29,898	29,754
Bank of America Corp., 3M USD LIBOR + 1.814%	4.24	#	4/24/2038	30,000	30,000	28,539
Bank of America Corp.	4.75		4/21/2045	45,000	46,723	44,387
Bank of Montreal+	3.80		12/15/2032	40,000	40,000	37,040
Bank of Nova Scotia (The)+	4.50		12/16/2025	30,000	30,307	29,872
Bank of Nova Scotia (The)+	4.65		12/31/2099	80,000	80,300	69,350
Barclays Bank plc+^	10.18		6/12/2021	80,000	90,361	89,932
Citigroup, Inc.	3.88		3/26/2025	60,000	58,820	58,031
Citigroup, Inc.	4.60		3/9/2026	45,000	44,932	44,412
Fulton Financial Corp.	3.60		3/16/2022	35,000	34,911	34,764
Goldman Sachs Group, Inc. (The)	3.81		4/23/2029	40,000	40,000	37,345
Goldman Sachs Group, Inc. (The)	5.15		5/22/2045	70,000	67,842	65,460
Goldman Sachs Group, Inc. (The)	5.95		1/15/2027	32,000	35,142	33,696
HSBC Holdings plc+	4.25		3/14/2024	200,000	201,639	198,482
Huntington Bancshares, Inc.	5.70		12/31/2099	80,000	80,000	71,000
JPMorgan Chase & Co.	4.95		6/1/2045	40,000	39,332	40,565
Morgan Stanley	4.35		9/8/2026	85,000	84,677	82,603
Morgan Stanley	5.00		11/24/2025	25,000	25,639	25,492
Valley National Bancorp	5.13		9/27/2023	75,000	79,169	77,938
Wells Fargo & Co.	5.38		11/2/2043	29,000	34,211	30,264
Wells Fargo & Co.	5.61		1/15/2044	15,000	18,242	16,268

Total Commercial Banks				1,301,000	1,327,160	1,278,057

Construction Materials — 0.2%*:
Standard Industries, Inc.^	5.00		2/15/2027	70,000	70,000	61,250

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Distribution/Wholesale — 0.2%*:
Ingram Micro, Inc.	5.45%	12/15/2024	45,000	$45,937	$43,767

Diversified Financial Services — 3.8%*:
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50	1/15/2025	160,000	159,229	145,980
Aircastle Ltd.	4.13	5/1/2024	30,000	28,960	28,309
Aircastle Ltd.	4.40	9/25/2023	25,000	24,960	24,588
Aircastle Ltd.	5.00	4/1/2023	50,000	50,414	50,196
Antares Holdings LP^	6.00	8/15/2023	250,000	251,767	247,136
Brookfield Finance, Inc.+	4.25	6/2/2026	60,000	59,548	58,779
Discover Financial Services, Inc.	4.10	2/9/2027	65,000	65,394	60,682
Discover Financial Services, Inc.	5.50	12/31/2099	160,000	160,000	132,933
Genpact Luxembourg Sarl+	3.70	4/1/2022	65,000	65,104	64,506
High Street Funding Trust I^	4.11	2/15/2028	150,000	150,000	147,306
Lazard Group LLC	3.63	3/1/2027	30,000	29,894	28,214
Lazard Group LLC	4.50	9/19/2028	20,000	19,820	20,004
Legg Mason, Inc.	5.63	1/15/2044	35,000	36,267	34,540
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.^	4.50	3/15/2027	25,000	24,831	24,978

Total Diversified Financial Services			1,125,000	1,126,188	1,068,151

Electric — 1.1%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,052	36,673
Cleveland Electric Illuminating Co. (The)^	3.50	4/1/2028	25,000	24,933	23,816
CMS Energy Corp.	4.88	3/1/2044	5,000	5,136	5,219
Duke Energy Corp.	3.75	9/1/2046	40,000	39,526	34,582
Indianapolis Power & Light Co.^	4.05	5/1/2046	45,000	44,714	41,100
IPALCO Enterprises, Inc.	3.45	7/15/2020	50,000	50,130	49,936
IPALCO Enterprises, Inc.	3.70	9/1/2024	25,000	24,979	24,338
Oncor Electric Delivery Co. LLC	5.25	9/30/2040	40,000	48,490	45,654
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,227	35,430

Total Electric			290,000	310,187	296,748

Electronics — 0.1%*:
Arrow Electronics, Inc.	3.88	1/12/2028	25,000	24,907	22,773

Forestry and Paper Products — 0.1%*:
Fibria Overseas Finance Ltd.+	4.00	1/14/2025	30,000	27,765	28,299

Gas — 0.2%*:
NiSource Finance Corp.	4.80	2/15/2044	60,000	65,563	58,090

Healthcare-Products — 0.1%*:
Becton Dickinson and Co.	4.69	12/15/2044	25,000	25,920	23,399

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Services — 0.5%*:
Humana, Inc.	3.95%		3/15/2027	13,000	$12,986	$12,701
Humana, Inc.	4.80		3/15/2047	20,000	19,982	20,016
IHC Health Services, Inc.	4.13		5/15/2048	100,000	100,661	98,815

Total Healthcare-Services				133,000	133,629	131,532

Housewares — 0.1%*:
Toro Co. (The)	7.80		6/15/2027	25,000	30,724	29,886

Insurance — 3.1%*:
Allstate Corp. (The), 3M USD LIBOR + 2.938%	5.75	#	8/15/2053	110,000	116,396	107,250
American International Group, Inc.	3.90		4/1/2026	20,000	19,992	19,241
American International Group, Inc.	4.20		4/1/2028	30,000	29,895	28,901
American International Group, Inc.	4.50		7/16/2044	25,000	25,658	22,311
American International Group, Inc.	4.75		4/1/2048	15,000	14,913	13,727
American International Group, Inc.	5.75		4/1/2048	70,000	69,378	60,900
AmTrust Financial Services, Inc.	6.13		8/15/2023	75,000	74,626	66,606
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,297	26,185
Athene Holding Ltd.+	4.13		1/12/2028	125,000	121,704	113,545
AXIS Specialty Finance PLC+	4.00		12/6/2027	60,000	59,061	57,420
CNA Financial Corp.	3.45		8/15/2027	25,000	24,950	23,260
Enstar Group Ltd.+	4.50		3/10/2022	20,000	20,000	20,134
Progressive Corp. (The)	5.38	**	12/31/2099	75,000	75,000	70,279
Prudential Financial, Inc.	5.70	**	9/15/2048	85,000	83,963	79,050
Trinity Acquisition PLC+	4.40		3/15/2026	55,000	56,344	54,654
XLIT Ltd.	4.45		3/31/2025	85,000	87,631	84,471
XLIT Ltd.	5.50		3/31/2045	30,000	28,811	31,021

Total Insurance				930,000	933,619	878,955

Internet — 0.3%*:
Amazon.com, Inc.	4.05		8/22/2047	45,000	44,675	43,969
Expedia, Inc.	5.00		2/15/2026	40,000	39,861	40,406

Total Internet				85,000	84,536	84,375

Investment Company Security — 0.8%*:
Ares Capital Corp.	3.50		2/10/2023	75,000	74,955	71,286
FS KKR Capital Corp.	4.00		7/15/2019	75,000	75,228	74,915
TCP Capital Corp.	4.13		8/11/2022	75,000	74,782	72,271

Total Investment Company Security				225,000	224,965	218,472

Iron/Steel — 0.5%*:
Vale Overseas Ltd.+	5.88		6/10/2021	125,000	132,932	131,094
Vale Overseas Ltd.+	6.88		11/21/2036	15,000	14,988	17,152

Total Iron/Steel				140,000	147,920	148,246

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

IT Services — 0.4%*:
Dell International LLC/EMC Corp.^	8.35%	7/15/2046	45,000	$57,684	$48,726
Leidos Holdings, Inc.	4.45	12/1/2020	75,000	75,855	74,437

Total IT Services			120,000	133,539	123,163

Media — 0.4%*:
Comcast Corp.	3.40	7/15/2046	20,000	19,834	16,572
Discovery Communications LLC	4.88	4/1/2043	25,000	22,851	22,120
Discovery Communications LLC	5.00	9/20/2037	25,000	24,976	23,189
Time Warner Cable LLC	4.50	9/15/2042	60,000	49,714	48,234

Total Media			130,000	117,375	110,115

Mining — 0.9%*:
Glencore Finance Canada Ltd.+^	5.55	10/25/2042	22,000	22,080	19,803
Glencore Funding LLC^	3.88	10/27/2027	25,000	24,808	22,350
Glencore Funding LLC^	4.00	4/16/2025	50,000	49,946	47,071
Glencore Funding LLC^	4.63	4/29/2024	25,000	25,892	24,781
Kinross Gold Corp.+	4.50	7/15/2027	30,000	27,727	25,912
Kinross Gold Corp.+	5.13	9/1/2021	85,000	87,647	84,787
Kinross Gold Corp.+	5.95	3/15/2024	25,000	25,662	24,875

Total Mining			262,000	263,762	249,579

Miscellaneous Manufacturing — 0.3%*:
General Electric Co.	2.70	10/9/2022	30,000	26,636	27,838
General Electric Co.	4.13	10/9/2042	25,000	22,861	19,533
General Electric Co. MTN	6.88	1/10/2039	35,000	46,094	36,593

Total Miscellaneous Manufacturing			90,000	95,591	83,964

Office/Business Equip — 0.4%*:
Pitney Bowes, Inc.	3.88	9/15/2020	20,000	19,972	19,550
Pitney Bowes, Inc.	3.88	10/1/2021	115,000	114,819	107,669

Total Office/Business Equip			135,000	134,791	127,219

Oil and Gas — 2.4%*:
Anadarko Petroleum Corp.	5.55	3/15/2026	20,000	19,952	20,947
Anadarko Petroleum Corp.	6.60	3/15/2046	24,000	29,370	26,500
Cenovus Energy, Inc.+	3.00	8/15/2022	60,000	58,108	56,959
Cenovus Energy, Inc.+	4.25	4/15/2027	75,000	73,521	68,312
Cenovus Energy, Inc.+	6.75	11/15/2039	25,000	28,611	24,398
Continental Resources, Inc.	5.00	9/15/2022	30,000	30,111	29,787
Encana Corp.+	6.50	2/1/2038	40,000	46,221	43,368
EQT Corp.	3.90	10/1/2027	105,000	104,622	90,518
Helmerich & Payne, Inc.^	4.65	3/15/2025	25,000	25,388	25,491
Marathon Petroleum Corp.^	4.50	4/1/2048	15,000	14,790	12,591
Marathon Petroleum Corp.	6.50	3/1/2041	30,000	33,175	32,362
Nabors Industries, Inc.	5.50	1/15/2023	35,000	35,772	27,780

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Patterson-UTI Energy, Inc.	3.95%		2/1/2028	22,000	$21,249	$20,174
PBF Holding Co. LLC/PBF Finance Corp.	7.00		11/15/2023	25,000	25,454	23,875
Petroleos Mexicanos+	3.50		1/30/2023	50,000	48,191	45,250
Petroleos Mexicanos+	4.63		9/21/2023	10,000	10,206	9,385
Petroleos Mexicanos+	5.35		2/12/2028	30,000	30,000	26,175
Petroleos Mexicanos+	5.50		1/21/2021	85,000	87,052	84,657
Petroleos Mexicanos+	6.50		3/13/2027	15,000	14,885	14,100
Rowan Cos., Inc.	4.88		6/1/2022	8,000	7,991	6,600

Total Oil and Gas				729,000	744,669	689,229

Oil and Gas Services — 0.3%*:
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.	3.34		12/15/2027	8,000	7,318	7,361
National Oilwell Varco, Inc.	3.95		12/1/2042	37,000	30,643	29,529
SESI LLC	7.13		12/15/2021	32,000	32,974	27,200
Weatherford International Ltd.	5.95		4/15/2042	30,000	25,297	15,262

Total Oil and Gas Services				107,000	96,232	79,352

Pharmaceuticals — 1.5%*:
AbbVie, Inc.	4.70		5/14/2045	30,000	29,346	27,282
Bayer US Finance II LLC^	4.40		7/15/2044	45,000	40,994	38,515
CVS Health Corp.	4.30		3/25/2028	27,000	26,645	26,396
CVS Health Corp.	5.05		3/25/2048	40,000	39,775	38,904
CVS Pass-Through Trust^	5.93		1/10/2034	28,376	32,103	30,561
Express Scripts Holding Co.	4.50		2/25/2026	21,000	21,550	21,284
Express Scripts Holding Co.	4.80		7/15/2046	30,000	30,182	28,760
McKesson Corp.	6.00		3/1/2041	50,000	55,584	55,359
Mylan NV	5.25		6/15/2046	40,000	39,994	33,706
Teva Pharmaceutical Finance Netherlands III B.V.+	1.70		7/19/2019	13,000	12,909	12,768
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20		7/21/2021	99,000	94,947	91,002
Teva Pharmaceutical Finance Netherlands III B.V.+	4.10		10/1/2046	10,000	9,920	6,610

Total Pharmaceuticals				433,376	433,949	411,147

Pipelines — 2.6%*:
Andeavor Logistics LP	6.88	#**	12/31/2099	115,000	113,968	102,350
Energy Transfer Operating LP	4.20		4/15/2027	25,000	24,955	23,298
Energy Transfer Operating LP	4.75		1/15/2026	30,000	29,860	29,150
Energy Transfer Operating LP	6.13		12/15/2045	25,000	27,394	24,450
Energy Transfer Operating LP	6.25		12/31/2099	60,000	60,000	50,213
Energy Transfer Operating LP	7.50		10/15/2020	37,000	39,009	38,480
EnLink Midstream Partners LP	2.70		4/1/2019	30,000	30,005	29,813
EnLink Midstream Partners LP	4.15		6/1/2025	25,000	25,088	22,538
EnLink Midstream Partners LP	4.85		7/15/2026	19,000	19,363	17,134
EnLink Midstream Partners LP	6.00		12/31/2099	50,000	42,936	36,345
Enterprise Products Operating LLC	5.38		2/15/2078	30,000	30,000	24,805

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pipelines (Continued)
Kinder Morgan Energy Partners LP MTN	6.95%	1/15/2038	30,000	$31,917	$33,460
MPLX LP	4.50	4/15/2038	30,000	29,653	26,200
MPLX LP	4.80	2/15/2029	15,000	14,916	14,963
MPLX LP	5.20	3/1/2047	5,000	4,966	4,602
Phillips 66 Partners LP	4.68	2/15/2045	2,000	2,001	1,801
Phillips 66 Partners LP	4.90	10/1/2046	15,000	14,899	13,751
Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/2026	80,000	80,013	77,056
Plains All American Pipeline LP/PAA Finance Corp.	4.70	6/15/2044	40,000	36,255	34,323
Sabine Pass Liquefaction LLC	4.20	3/15/2028	75,000	74,937	71,739
Sunoco Logistics Partners Operations LP	4.00	10/1/2027	20,000	19,860	18,319
Sunoco Logistics Partners Operations LP	5.30	4/1/2044	25,000	24,673	22,075
Western Gas Partners LP	4.50	3/1/2028	15,000	14,921	14,021

Total Pipelines			798,000	791,589	730,886

Real Estate Investment Trusts — 0.6%*:
Crown Castle International Corp.	4.75	5/15/2047	10,000	9,923	9,270
CubeSmart LP	3.13	9/1/2026	45,000	44,823	41,267
Healthcare Trust of America Holdings LP	3.75	7/1/2027	35,000	34,846	33,325
Kimco Realty Corp.	3.30	2/1/2025	25,000	24,967	23,828
National Retail Properties, Inc.	4.30	10/15/2028	20,000	19,861	20,099
VEREIT Operating Partnership LP	4.63	11/1/2025	35,000	34,771	35,065
Weingarten Realty Investors	3.25	8/15/2026	10,000	9,933	9,255

Total REITS			180,000	179,124	172,109

Retail — 0.9%*:
Dollar Tree, Inc.	4.20	5/15/2028	45,000	44,888	42,624
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,334	187,502
QVC, Inc.	4.38	3/15/2023	30,000	29,549	28,786

Total Retail			275,000	273,771	258,912

Semiconductors — 0.2%*:
Microchip Technology, Inc.^	3.92	6/1/2021	70,000	69,786	69,439

Telecommunications — 0.6%*:
AT&T, Inc.	3.40	5/15/2025	25,000	23,838	23,541
AT&T, Inc.	4.75	5/15/2046	60,000	55,489	53,274
AT&T, Inc.	5.25	3/1/2037	15,000	14,933	14,734
Verizon Communications, Inc.	6.55	9/15/2043	56,000	69,437	66,056

Total Telecommunications			156,000	163,697	157,605

Transportation — 0.1%*:
CSX Corp.	4.75	11/15/2048	20,000	19,814	20,217

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Venture Capital — 0.5%*:
Hercules Capital, Inc.	4.63%		10/23/2022	150,000	$149,354	$146,377

Total Corporate Bonds				9,290,376	9,397,385	8,878,035

Foreign Government — 0.8%*:

Colombia — 0.4%*:
Colombia Government International Bond+	6.13		1/18/2041	100,000	115,106	108,125

Mexico — 0.4%*:
Mexico Government International Bond+	4.75		3/8/2044	68,000	69,446	61,710
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,502	60,825

Total Mexico				128,000	133,948	122,535

Total Foreign Government				228,000	249,054	230,660

Mortgage-Backed Securities — 2.6%*:
Aventura Mall Trust^	4.11	#@	7/5/2040	70,000	68,645	67,404
BANK 2018-BNK14	4.60	#@	9/15/2060	30,000	30,310	29,453
BBCMS 2018-CHRS Mortgage Trust^	4.27		8/5/2038	100,000	97,701	97,012
BBCMS Mortgage Trust^	4.27	#@	8/5/2038	100,000	100,459	99,271
BHMS, 1M USD LIBOR + 1.500%^	3.96	#	7/15/2035	100,000	100,000	98,900
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.700%^	4.16	#	11/15/2035	119,821	119,821	118,474
GS Mortgage Securities Corp. II^	3.00		7/10/2051	15,000	12,364	11,898
GS Mortgage Securities Trust	4.40	#@	7/10/2048	100,000	102,735	100,930
JPMorgan Mortgage Trust^	3.50	#@	1/25/2047	85,714	85,326	83,689
MSCG Trust 2018-SELF, 1M USD LIBOR + 1.180%^	3.64	#	10/15/2037	20,000	20,000	19,644

Total Mortgage-Backed Securities				740,535	737,361	726,675

U.S. Treasury & Government Agencies — 23.2%*:
Federal Home Loan Mortgage Corp.	3.50		7/1/2046	43,004	45,392	43,169
Federal Home Loan Mortgage Corp.	3.50		11/1/2046	62,326	65,727	62,471
Federal Home Loan Mortgage Corp.	4.00		12/1/2047	789,173	828,683	804,875
Federal Home Loan Mortgage Corp.	4.00		2/1/2048	47,497	48,341	48,439
Federal Home Loan Mortgage Corp.	4.00		7/1/2048	49,431	50,427	50,405
Federal National Mortgage Association	3.00		11/1/2046	430,236	413,909	419,602
Federal National Mortgage Association	3.00		7/1/2047	93,408	89,345	91,071
Federal National Mortgage Association	3.50		12/1/2028	38,448	40,527	39,052
Federal National Mortgage Association	3.50		2/1/2041	43,487	43,937	44,017
Federal National Mortgage Association	3.50		2/1/2043	174,341	174,019	175,373
Federal National Mortgage Association	3.50		1/1/2044	45,457	45,506	45,727
Federal National Mortgage Association	3.50		1/1/2048	447,329	459,671	447,363
Federal National Mortgage Association	4.00		4/1/2048	96,588	99,106	98,481
Federal National Mortgage Association	4.00		7/1/2048	146,531	149,357	149,401
Federal National Mortgage Association	4.50		6/1/2048	350,490	361,086	363,167

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal National Mortgage Association	4.50%	7/1/2048	24,132	$25,174	$24,999
Federal National Mortgage Association	4.50	1/1/2049	695,000	717,298	719,664
Federal National Mortgage Association	5.00	6/1/2040	9,134	10,115	9,715
Federal National Mortgage Association	5.00	7/1/2040	68,104	75,112	72,293
Federal National Mortgage Association	5.00	2/1/2044	26,424	29,244	28,051
Federal National Mortgage Association TBA	4.00	1/1/2049	1,115,000	1,129,918	1,136,603
Government National Mortgage Association TBA	3.00	1/1/2049	1,075,000	1,045,438	1,058,602
Government National Mortgage Association TBA	3.50	1/1/2049	200,000	199,602	201,234
Government National Mortgage Association TBA	4.00	1/1/2049	135,000	137,489	138,227
U.S. Treasury Bond	2.50	5/15/2046	235,000	207,140	211,931
U.S. Treasury Bond	3.50	2/15/2039	65,000	70,648	71,096

Total U.S. Treasury & Government Agencies			6,505,540	6,562,211	6,555,028

Total Fixed Income			24,230,726	24,263,984	23,761,184

			SHARES	COST	FAIR VALUE
Mutual Fund — 9.1%*:
Barings U.S. High Yield Fund			275,345	2,681,797	2,557,954

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 1.4%*:

Call Options Purchased — 0.4%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,270,000	1,270,000	$63,722	$(9,422)	54,300
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	1,370,000	1,370,000	65,623	(515)	65,108

Total Call Options Purchased				2,640,000	2,640,000	129,345	(9,937)	119,408

Put Options Purchased — 1.0%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	2,580,000	2,580,000	129,451	16,730	146,181
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	2,730,000	2,730,000	130,495	10,318	140,813

Total Put Options Purchased				5,310,000	5,310,000	259,946	27,048	286,994

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 14.2%*:

Commercial Paper — 14.2%*:

Auto Manufacturers — 1.8%*:
Hyundai Capital America	2.85%	1/3/2019	250,000	$249,961	$249,961
VW CR, Inc.	2.91	2/22/2019	250,000	248,971	248,971

Total Auto Manufacturers			500,000	498,932	498,932

Chemicals — 0.9%*:
Albemarle Corp.	2.54	1/8/2019	250,000	249,879	249,879

Diversified Financial Services — 1.8%*:
First Abu Dhabi Bank PJSC+	2.44	1/4/2019	250,000	249,950	249,950
National Rural Utilities Cooperative Finance Corp.	2.55	1/14/2019	250,000	249,773	249,773

Total Diversified Financial Services			500,000	499,723	499,723

Electric — 0.9%*:
Fortive Corp.	2.87	1/15/2019	250,000	249,726	249,726

Entertainment — 0.9%*:
CBS Corp.	2.95	1/29/2019	250,000	249,436	249,436

Food — 1.7%*:
Keurig Dr. Pepper	2.92	1/14/2019	250,000	249,741	249,741
Mondelez International, Inc.	2.85	2/19/2019	250,000	249,047	249,047

Total Food			500,000	498,788	498,788

Hotel & Restaurant — 0.9%*:
McDonald’s Corp.	2.84	1/8/2019	250,000	249,864	249,864

Oil and Gas Services — 0.9%*:
Schlumberger Holdings Corp.	2.91	1/8/2019	250,000	249,861	249,861

Pipelines — 0.9%*:
Spectra Energy Partners LP	2.90	1/2/2019	250,000	249,980	249,980

Utilities — 3.5%*:
DTE Capital Corp.	2.86	1/9/2019	250,000	249,841	249,841
Nextera Energy Capital Holdings, Inc.	3.06	2/26/2019	250,000	248,833	248,833
Public Service Enterprise Group, Inc.	3.05	1/23/2019	250,000	249,542	249,542
Public Service Enterprise Group, Inc.	3.10	1/11/2019	250,000	249,788	249,788

Total Utilities			1,000,000	998,004	998,004

Total Commercial Paper			4,000,000	3,994,193	3,994,193

Total Short-Term Investments			4,000,000	3,994,193	3,994,193

Total Investments			36,456,071	31,329,265	30,719,733

Other assets and liabilities — (8.8%)*					(2,482,575)

Net Assets — 100.0%					$28,237,158

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

MTN	Medium Term Note
OTC	Over the Counter
TBA

To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.5%
Canada	1.8%
Mexico	1.6%
United Kingdom	1.3%
Other (Individually less than 1%)	3.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

Affiliate Table

	NUMBER OF SHARES HELD AT 6/30/18	VALUE AT 6/30/18	COST OF PURCHASES	PROCEEDS FROM SHARES SOLD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	NUMBER OF SHARES HELD AT 12/31/18	VALUE AT 12/31/18	DIVIDEND INCOME	CAPITAL GAIN DISTRIBUTIONS
Barings U.S. High Yield Fund	268,341	2,635,105	68,559	–	–	(145,750)	275,345	2,557,954	95,512	–

A summary of outstanding derivatives at December 31, 2018 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/15/19	CZK/EUR	Bank of America N.A.	31,274	808,158	$(125)
1/15/19	EUR/CZK	Bank of America N.A.	413,664	16,000	73
1/15/19	EUR/CZK	Citibank N.A.	394,493	15,235	97
1/15/19	EUR/HUF	Barclays Bank plc	6,188,382	19,051	253
1/15/19	EUR/PLN	Barclays Bank plc	194,942	44,944	553
1/15/19	EUR/PLN	Citibank N.A.	13,079	3,000	55
1/15/19	HUF/EUR	BNP Paribas S.A.	19,019	6,188,382	(291)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$615

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	Bank of America N.A.	ARS	433,440	$10,903	$18,000	$(7,097)
2/12/19	JPMorgan Chase Bank N.A.	ARS	445,360	11,203	19,000	(7,797)
10/29/19	JPMorgan Chase Bank N.A.	ARS	285,907	5,619	5,425	194
10/29/19	BNP Paribas S.A.	ARS	1,275,516	25,067	24,000	1,067
10/29/19	Bank of America N.A.	ARS	285,907	5,619	5,557	62
1/22/19	JPMorgan Chase Bank N.A.	AUD	32,232	22,712	23,000	(288)
1/22/19	Barclays Bank plc	AUD	19,389	13,662	13,834	(172)
1/8/19	JPMorgan Chase Bank N.A.	BRL	300,856	77,589	77,680	(92)
1/8/19	BNP Paribas S.A.	BRL	77,220	19,914	20,000	(85)
1/8/19	BNP Paribas S.A.	COP	58,075,740	17,878	18,000	(122)
1/8/19	Citibank N.A.	CRC	10,513,050	17,340	17,563	(223)
1/15/19	Citibank N.A.	EUR	13,855	15,891	15,798	92
1/15/19	Bank of America N.A.	EUR	48,359	55,463	55,000	463
1/15/19	JPMorgan Chase Bank N.A.	GHS	66,600	13,526	13,241	285
1/22/19	Bank of America N.A.	INR	1,047,130	15,035	14,000	1,035
1/22/19	Goldman Sachs & Co.	INR	70,115	1,007	1,000	7
1/8/19	Barclays Bank plc	MXN	1,365,199	69,427	71,862	(2,435)
1/8/19	Citibank N.A.	MXN	38,041	1,935	2,000	(65)
1/8/19	BNP Paribas S.A.	MXN	306,896	15,607	15,000	607
1/22/19	Barclays Bank plc	MYR	150,516	36,440	36,000	440
1/8/19	JPMorgan Chase Bank N.A.	PEN	46,214	13,717	13,655	62
2/1/19	Bank of America N.A.	PEN	93,380	27,692	28,695	(1,004)
1/15/19	JPMorgan Chase Bank N.A.	RUB	1,199,329	17,199	17,943	(744)
1/15/19	Bank of America N.A.	SEK	125,260	14,147	14,034	114
1/22/19	BNP Paribas S.A.	THB	2,352,960	72,279	71,604	675

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(15,021)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	JPMorgan Chase Bank N.A.	ARS	439,400	$11,053	$17,654	$6,601
2/12/19	Bank of America N.A.	ARS	439,400	11,053	12,816	1,763
1/8/19	JPMorgan Chase Bank N.A.	BRL	97,396	25,118	26,000	882
1/8/19	BNP Paribas S.A.	CLP	9,491,286	13,676	14,425	749
1/22/19	Bank of America N.A.	CNH	256,863	37,397	37,000	(397)
1/8/19	Goldman Sachs & Co.	COP	58,075,740	17,878	17,909	30
1/8/19	Citibank N.A.	CRC	10,513,050	17,340	17,442	102
2/21/19	Citibank N.A.	CRC	7,999,336	13,215	13,171	(44)
3/14/19	Citibank N.A.	CRC	10,513,050	17,348	17,383	35
1/15/19	Goldman Sachs & Co.	EUR	11,727	13,449	13,677	227

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/15/19	Bank of America N.A.	EUR	2,128	$2,441	$2,475	$34
1/15/19	Bank of America N.A.	GBP	11,735	14,966	15,000	34
1/22/19	JPMorgan Chase Bank N.A.	IDR	213,585,000	14,793	13,833	(959)
1/22/19	Citibank N.A.	INR	2,675,900	38,423	35,954	(2,468)
1/15/19	JPMorgan Chase Bank N.A.	KES	1,565,398	15,337	15,000	(337)
1/22/19	JPMorgan Chase Bank N.A.	KRW	16,795,500	15,089	15,000	(89)
1/8/19	JPMorgan Chase Bank N.A.	MXN	1,403,240	71,362	69,371	(1,991)
1/8/19	Bank of America N.A.	MXN	19,874	1,011	1,000	(11)
1/8/19	JPMorgan Chase Bank N.A.	PEN	46,214	13,716	13,909	193
2/1/19	Barclays Bank plc	PEN	93,380	27,692	28,587	896
1/22/19	BNP Paribas S.A.	PHP	788,850	15,018	15,000	(18)
1/15/19	JPMorgan Chase Bank N.A.	RUB	201,585	2,891	3,000	109
1/22/19	Bank of America N.A.	SGD	20,768	15,244	15,000	(244)
1/22/19	Barclays Bank plc	THB	2,352,960	72,279	72,566	288
1/15/19	Bank of America N.A.	ZAR	260,949	18,112	18,000	(112)

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$5,273

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
EUR	–	Euro
GBP	–	British Pound Sterling
GHS	–	Ghana Cedi
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KES	–	Kenyan Shilling
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Nuevo Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
ZAR	–	South African Rand

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Futures
U.S. 10-Year Treasury Note	03/20/19	8	958,570	Long	$976,125	$17,555
U.S. 2-Year Treasury Note	03/29/19	19	4,008,834	Long	4,033,937	25,103
U.S. 5-Year Treasury Note	03/29/19	2	225,787	Long	229,375	3,588
U.S. Ultra Bond	03/20/19	10	1,524,487	Long	1,606,563	82,076

Total Long Futures						$128,322

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Long Bond	03/20/19	3	(418,138)	Short	$(438,000)	$(19,862)

OTC Credit Default Swaps – Sell Protection (1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$132	$(9,676)	$(9,808)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,108)	(11,288)	(6,180)

Total OTC Credit Default Swaps							$(4,976)	$(20,964)	$(15,988)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.2%*:

Corporate Bonds — 43.7%*:

Agriculture — 3.6%*:
JBS Investments II GmbH^	7.00%		1/15/2026	500,000	$496,662	$490,000
MHP SE^+	7.75		5/10/2024	1,250,000	1,248,111	1,159,375

Total Agriculture				1,750,000	1,744,773	1,649,375

Chemicals — 3.9%*:
Consolidated Energy Finance SA+^	6.88		6/15/2025	170,000	175,797	161,925
Grupo Idesa SA de CV+^	7.88		12/18/2020	1,000,000	920,241	698,750
Petkim Petrokimya Holding AS+^	5.88		1/26/2023	500,000	466,344	453,750
SASOL Financing USA LLC+	5.88		3/27/2024	465,000	464,340	461,512

Total Chemicals				2,135,000	2,026,722	1,775,937

Commercial Banks — 6.2%*:
Alfa Bank AO Via Alfa Bond Issuance plc, 5 year USD Swap + 6.660%+	8.00	#	12/29/2066	400,000	415,303	359,000
Banco Mercantil del Norte SA, 10 year CMT + 5.353%+	7.63	#	12/31/2065	500,000	546,039	481,875
Itau Unibanco Holding SA+	6.13		12/31/2065	500,000	501,499	468,000
Turkiye Garanti Bankasi AS^+	4.75		10/17/2019	500,000	488,095	493,200
Turkiye Is Bankasi AS+^	5.00		4/30/2020	600,000	585,324	582,000
Turkiye Sinai Kalkinma Bankasi AS+	5.38		10/30/2019	500,000	486,774	490,625

Total Commercial Banks				3,000,000	3,023,034	2,874,700

Diversified Financial Services — 1.9%*:
Power Finance Corp. Ltd.^+	6.15		12/6/2028	450,000	449,405	439,153
REC Ltd.+	3.88		7/7/2027	500,000	458,329	455,625

Total Diversified Financial Services				950,000	907,734	894,778

Food — 2.2%*:
JBS Investments GmbH+^	7.25		4/3/2024	500,000	497,658	504,005
Marfrig Holdings Europe BV+^	8.00		6/8/2023	500,000	509,997	500,000

Total Food				1,000,000	1,007,655	1,004,005

Holding Companies-Diversified — 1.6%*:
KOC Holding AS+^	3.50		4/24/2020	750,000	727,818	724,687

Iron/Steel — 2.9%*:
CSN Resources SA+^	6.50		7/21/2020	750,000	724,169	723,375
Metinvest BV+^	7.75		4/23/2023	700,000	668,547	632,625

Total Iron/Steel				1,450,000	1,392,716	1,356,000

Media — 3.6%*:
Altice Financing SA+^	6.63		2/15/2023	800,000	794,305	768,000
VTR Finance BV+^	6.88		1/15/2024	899,000	935,042	899,000

Total Media				1,699,000	1,729,347	1,667,000

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining — 2.1%*:
Petra Diamonds US Treasury plc+^	7.25%	5/1/2022	1,050,000	$1,047,774	$971,250

Oil and Gas — 1.4%*:
Petroleos Mexicanos+	6.75	9/21/2047	750,000	704,442	620,168

Real Estate — 5.1%*:
CIFI Holdings Group Co. Ltd.+	6.88	4/23/2021	630,000	630,000	615,885
New Metro Global Ltd.+	6.50	4/23/2021	1,250,000	1,232,511	1,209,126
Powerlong Real Estate Holdings Ltd.+	5.95	7/19/2020	300,000	297,320	287,250
Yuzhou Properties Co. Ltd.+	6.38	3/6/2021	250,000	249,812	242,500

Total Real Estate			2,430,000	2,409,643	2,354,761

Retail — 1.6%*:
Eurotorg LLC Via Bonitron DAC+^	8.75	10/30/2022	750,000	758,646	750,660

Telecommunications — 5.1%*:
GTH Finance BV^+	7.25	4/26/2023	500,000	513,290	511,875
HTA Group Ltd.+^	9.13	3/8/2022	525,000	534,196	532,875
IHS Netherlands Holdco BV^+	9.50	10/27/2021	550,000	557,920	553,060
Millicom International Cellular SA^+	6.63	10/15/2026	750,000	756,504	763,125

Total Telecommunications			2,325,000	2,361,910	2,360,935

Transportation — 1.0%*:
Rumo Luxembourg Sarl+^	5.88	1/18/2025	500,000	463,140	478,750

Water — 1.5%*:
Aegea Finance Sarl+^	5.75	10/10/2024	750,000	712,916	711,563

Total Corporate Bonds			21,289,000	21,018,270	20,194,569

Foreign Government — 52.5%*:

Albania — 1.0%*:
Albania Government International Bond^+	3.50	10/9/2025	400,000	460,692	455,113

Argentina — 2.0%*:
Provincia de Buenos Aires+	4.00	5/1/2020	349,999	386,200	388,981
Provincia de Cordoba+^	7.13	6/10/2021	580,000	593,843	514,750

Total Argentina			929,999	980,043	903,731

Armenia — 2.1%*:
Republic of Armenia International Bond+^	7.15	3/26/2025	920,000	995,509	963,700

Brazil — 10.2%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	4,980,000	5,025,614	4,695,560

Colombia — 3.6%*:
Colombian TES+	7.50	8/26/2026	750,000,000	243,137	243,087
Colombian TES+	7.75	9/18/2030	1,344,000,000	494,279	438,430
Colombian TES+	10.00	7/24/2024	2,688,600,000	1,048,196	973,664

Total Colombia			4,782,600,000	1,785,612	1,655,181

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Dominican Republic — 1.4%*:
Dominican Republic International Bond+^	8.63%	4/20/2027	570,000	$670,881	$651,938

Egypt — 1.7%*:
Egypt Treasury Bills+	Zero Coupon	7/2/2019	10,550,000	538,736	536,513
Egypt Treasury Bills+	Zero Coupon	7/16/2019	5,275,000	266,983	266,398

Total Egypt			15,825,000	805,719	802,911

El Salvador — 3.6%*:
El Salvador Government International Bond+^	7.38	12/1/2019	200,000	201,721	200,311
El Salvador Government International Bond+^	8.25	4/10/2032	600,000	643,966	603,000
El Salvador Government International Bond+^	8.63	2/28/2029	850,000	988,926	884,000

Total El Salvador			1,650,000	1,834,613	1,687,311

Ghana — 3.5%*:
Ghana Government Bond+^	10.75	10/14/2030	700,000	869,295	791,000
Ghana Government Bond+	16.50	2/6/2023	3,500,000	809,438	637,054
Ghana Government Bond+	18.25	7/25/2022	408,000	92,756	79,414
Ghana Government Bond+	21.50	3/9/2020	480,000	112,289	99,402

Total Ghana			5,088,000	1,883,778	1,606,870

Indonesia — 2.5%*:
Indonesia Treasury Bond+	7.00	5/15/2027	3,578,000,000	238,711	231,401
Indonesia Treasury Bond+	8.38	3/15/2034	13,640,000,000	1,040,402	949,725

Total Indonesia			17,218,000,000	1,279,113	1,181,126

Macedonia — 1.2%*:
Macedonia Government International Bond+^	2.75	1/18/2025	510,000	586,011	569,140

Malaysia — 1.0%*:
Malaysia Government Bond+	3.96	9/15/2025	1,978,000	476,547	476,371

Mexico — 8.4%*:
Mexican Bonos+	7.75	11/13/2042	60,400,000	2,914,045	2,709,273
Mexican Bonos+	8.00	11/7/2047	15,000,000	657,401	690,778
Mexico Government International Bond+	5.75	10/12/2110	500,000	504,498	469,375

Total Mexico			75,900,000	4,075,944	3,869,426

Peru — 1.4%*:
Peru Government Bond+	6.85	2/12/2042	1,173,000	400,113	369,684
Peru Government Bond+	8.20	8/12/2026	800,000	285,331	278,585

Total Peru			1,973,000	685,444	648,269

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Russia — 6.2%*:
Russian Federal Bond — OFZ+	7.70%	3/23/2033	12,440,000	$226,263	$166,042
Russian Federal Bond — OFZ+	8.50	9/17/2031	190,560,000	3,705,507	2,717,425

Total Russia			203,000,000	3,931,770	2,883,467

Senegal — 0.7%*:
Senegal Government International Bond+^	4.75	3/13/2028	300,000	372,120	314,938

Ukraine — 2.0%*:
Ukraine Government International Bond+^	7.75	9/1/2020	625,000	639,854	603,906
Ukraine Government International Bond+^	7.75	9/1/2021	325,000	339,344	305,500

Total Ukraine			950,000	979,198	909,406

Total Foreign Government			22,315,573,999	26,828,608	24,274,458

Total Fixed Income			22,336,862,999	47,846,878	44,469,027

Total Investments			22,336,862,999	47,846,878	44,469,027

Other assets and liabilities — 3.8%*					1,760,160

Net Assets — 100.0%					$46,229,187

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Brazil	17.0%
Mexico	12.7%
Russia	6.5%
Turkey	6.2%
Colombia	5.4%
China	5.3%
El Salvador	3.8%
Ghana	3.6%
Ukraine	3.5%
United Kingdom	3.4%
Indonesia	2.7%
Cocos (Keeling) Islands	2.6%
Ireland	2.5%
Niger	2.4%
Armenia	2.2%
Argentina	2.0%
Chile	2.0%
India	2.0%
Egypt	1.8%
Portugal	1.7%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Dominican Republic	1.5%
Peru	1.5%
United States	1.4%
Macedonia	1.3%
Netherlands	1.1%
American Samoa	1.1%
Malaysia	1.1%
Albania	1.0%
Other (Individually less than 1%)	0.7%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

A summary of outstanding derivatives at December 31, 2018 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/15/19	CZK/EUR	Bank of America N.A.	2,007,565	51,878,504	$(8,049)
1/15/19	EUR/CZK	Bank of America N.A.	25,931,572	1,003,000	4,580
1/15/19	EUR/CZK	Citibank N.A.	25,946,932	1,002,023	6,385
1/15/19	EUR/HUF	Barclays Bank plc	390,193,751	1,201,244	15,958
1/15/19	EUR/PLN	Citibank N.A.	684,444	157,000	2,861
1/15/19	EUR/PLN	Barclays Bank plc	12,767,043	2,943,478	36,245
1/15/19	HUF/EUR	BNP Paribas S.A.	1,199,177	390,193,751	(18,329)
1/15/19	PLN/EUR	Barclays Bank plc	101,000	434,721	(347)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$39,304

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	State Street Bank & Trust Co.	ARS	48,501,050	$1,220,021	$2,015,000	$(794,979)
2/12/19	Bank of America N.A.	ARS	6,742,400	169,602	280,000	(110,398)
10/29/19	Bank of America N.A.	ARS	18,656,207	366,641	362,609	4,032
10/29/19	JPMorgan Chase Bank N.A.	ARS	18,656,207	366,641	354,008	12,633
10/29/19	BNP Paribas S.A.	ARS	82,111,364	1,613,692	1,545,000	68,692
1/22/19	JPMorgan Chase Bank N.A.	AUD	2,645,835	1,864,329	1,888,000	(23,671)
1/8/19	JPMorgan Chase Bank N.A.	BRL	3,591,056	926,110	927,203	(1,093)
1/22/19	Citibank N.A.	CNY	354,832	51,688	51,000	688
1/8/19	Barclays Bank plc	COP	501,167,000	154,282	165,608	(11,326)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/19	Citibank N.A.	CRC	678,383,707	$1,118,937	$1,133,303	$(14,366)
1/15/19	Bank of America N.A.	EUR	3,864,353	4,431,984	4,394,991	36,993
1/15/19	JPMorgan Chase Bank N.A.	EUR	564,565	647,493	646,834	659
1/15/19	Citibank N.A.	EUR	503,550	577,516	573,619	3,897
1/22/19	Bank of America N.A.	INR	63,351,365	909,648	847,000	62,648
1/22/19	Goldman Sachs & Co.	INR	6,240,235	89,602	89,000	602
1/8/19	Barclays Bank plc	MXN	1,488,272	75,686	78,340	(2,654)
1/8/19	BNP Paribas S.A.	MXN	4,317,009	219,542	211,000	8,542
1/8/19	Citibank N.A.	MXN	2,073,256	105,435	109,000	(3,565)
1/22/19	Barclays Bank plc	MYR	12,299,186	2,977,648	2,950,820	26,828
1/22/19	Goldman Sachs & Co.	MYR	10,099	2,445	2,430	15
1/8/19	JPMorgan Chase Bank N.A.	PEN	3,066,357	910,110	906,000	4,110
2/1/19	Bank of America N.A.	PEN	888,720	263,548	273,099	(9,551)
2/1/19	State Street Bank & Trust Co.	PEN	3,222,868	955,734	979,000	(23,266)
1/15/19	Bank of America N.A.	SEK	8,864,950	1,001,239	993,184	8,055
1/22/19	BNP Paribas S.A.	THB	152,223,440	4,676,023	4,632,386	43,637

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(712,838)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	Bank of America N.A.	ARS	27,621,725	$694,811	$805,650	$110,839
2/12/19	JPMorgan Chase Bank N.A.	ARS	27,621,725	694,811	1,109,752	414,941
1/8/19	JPMorgan Chase Bank N.A.	BRL	1,861,080	479,960	495,000	15,040
1/8/19	BNP Paribas S.A.	CLP	596,358,886	859,325	906,362	47,037
1/22/19	Bank of America N.A.	CNH	16,383,710	2,385,339	2,360,000	(25,339)
1/8/19	Barclays Bank plc	COP	785,862,000	241,925	243,000	1,075
1/8/19	Citibank N.A.	CRC	678,383,707	1,118,937	1,125,525	6,588
2/21/19	Citibank N.A.	CRC	514,483,437	849,929	847,128	(2,801)
3/14/19	Citibank N.A.	CRC	678,383,707	1,119,445	1,121,703	2,258
1/15/19	Goldman Sachs & Co.	EUR	576,194	660,830	672,000	11,170
1/15/19	Bank of America N.A.	EUR	347,189	398,188	403,710	5,522
1/22/19	JPMorgan Chase Bank N.A.	IDR	31,824,743,572	2,204,143	2,061,188	(142,955)
1/2/19	Bank of America N.A.	ILS	5,509	1,473	1,464	(9)
1/22/19	Citibank N.A.	INR	168,015,660	2,412,500	2,257,516	(154,984)
1/15/19	JPMorgan Chase Bank N.A.	KES	98,620,053	966,218	945,000	(21,218)
1/22/19	JPMorgan Chase Bank N.A.	KRW	1,026,764,900	922,415	917,000	(5,415)
1/8/19	Citibank N.A.	MXN	16,003,485	813,859	780,159	(33,700)
1/8/19	Bank of America N.A.	MXN	21,994,914	1,118,553	1,098,069	(20,484)
1/22/19	Goldman Sachs & Co.	MYR	4,637,685	1,122,789	1,105,000	(17,789)
1/8/19	JPMorgan Chase Bank N.A.	PEN	5,304,772	1,574,483	1,596,620	22,137
2/1/19	Barclays Bank plc	PEN	4,111,588	1,219,282	1,258,714	39,432

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/22/19	BNP Paribas S.A.	PHP	48,225,030	$918,089	$917,000	$(1,089)
1/15/19	JPMorgan Chase Bank N.A.	RUB	140,119,891	2,009,398	2,089,961	80,563
1/15/19	Citibank N.A.	SEK	570,890	64,478	63,000	(1,478)
1/22/19	Bank of America N.A.	SGD	1,308,376	960,351	945,000	(15,351)
1/22/19	Barclays Bank plc	THB	152,223,440	4,676,023	4,694,632	18,609
1/15/19	Bank of America N.A.	ZAR	13,090,950	908,632	903,000	(5,632)

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$326,967

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
CNY	–	Chinese Yuan
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
KES	–	Kenyan Shilling
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Nuevo Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Ultra Bond	03/20/19	8	(1,220,231)	Short	$(1,285,250)	$(65,019)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
KRW-KSDA Rate	Receive	1.86%	12/14/23	3M/3M	5,600,000,000	CME	$(19,799)
HUF-BUBOR Rate	Receive	1.32%	12/17/21	6M/6M	2,241,000,000	CME	(35,342)

Total Centrally Cleared Interest Rate Swaps							$(55,141)

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
300,000 EUR	4.75%	1Y/6M	03/13/2028	Bank of America N.A.	372,150 USD	7.43%	$30	$35,283	$35,253
113,000 EUR	4.00%	1Y/6M	05/01/2020	Citibank N.A.	128,402 USD	7.30%	(6)	(922)	(917)
400,000 EUR	3.50%	1Y/6M	10/09/2025	Citibank N.A.	462,000 USD	6.56%	(60)	18,360	18,420
510,000 EUR	2.75%	1Y/6M	01/18/2025	Citibank N.A.	591,600 USD	5.75%	2,065	24,696	22,631
237,000 EUR	4.00%	1Y/6M	05/01/2020	Citibank N.A.	270,654 USD	7.33%	1,126	(416)	(1,542)
350,000 EUR	2.70%	1Y/6M	06/15/2028	Citibank N.A.	411,740 USD	5.34%	(245)	14,663	14,909

Total OTC Cross Currency Swaps							$2,910	$91,664	$88,754

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION	VALUE
Agreement with Bank of America N.A. dated 7/12/2018 paying a fixed rate of 9.18% receiving the notional amount multiplied by the BRL-CDI rate of Expiring 1/4/2021	BRL	12,640,167	$162,274	$162,274
Agreement with Bank of America N.A. dated 06/27/18 receiving a fixed rate of 9.35% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/4/21	BRL	3,994,027	57,304	57,304

Total OTC Interest Rate Swaps			$219,578	$219,578

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

OTC Credit Default Swaps – Sell Protection (1)

REFERENCE OBLIGATION	FIXED- DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION (DEPRECIATION)
Brazil Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	$500,000	$500,000	$(41,120)	$(23,521)	$17,599
Colombia Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	500,000	500,000	(11,847)	(12,918)	(1,071)
Colombia Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	500,000	500,000	(2,407)	(12,918)	(10,511)
Indonesia Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	1,000,000	1,000,000	(18,230)	(16,739)	1,491
Indonesia Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	2,000,000	2,000,000	(42,604)	(33,479)	9,125
Malaysia Government International Bond	1.00%	3M	12/20/2023	BNP Paribas S.A.	1,500,000	1,500,000	(4,826)	(6,397)	(1,571)
Mexico Government International Bond	1.00%	3M	12/20/2023	Goldman Sachs & Co.	1,000,000	1,000,000	(5,726)	(24,515)	(18,789)
Panama Government International Bond	1.00%	3M	12/20/2023	JPMorgan Chase Bank N.A.	1,000,000	1,000,000	14,049	6,362	(7,687)
Peruvian Government International Bond	1.00%	3M	12/20/2023	Bank of America N.A.	1,000,000	1,000,000	6,184	2,430	(3,754)
Turkey Government International Bond	1.00%	3M	6/20/2019	JPMorgan Chase Bank N.A.	500,000	500,000	(9,042)	(2,928)	6,114

Total OTC Credit Default Swaps							$(115,569)	$(124,623)	$(9,054)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

	SHARES	COST	FAIR VALUE
Equities — 91.1%*:

Common Stocks — 91.1%*:

Communication Services — 8.0%*:
Mail.Ru Group Ltd.+(a)	4,180	$110,980	$98,063
Naspers Ltd.+	934	202,883	187,759
Tencent Holdings Ltd.+	12,100	486,586	485,205

Total Communication Services	17,214	800,449	771,027

Consumer Discretionary — 7.1%*:
Alibaba Group Holding Ltd.+(a)	4,266	669,663	584,741
Samsonite International SA^	33,600	97,499	95,473

Total Consumer Discretionary	37,866	767,162	680,214

Consumer Staples — 3.9%*:
CP ALL Public Company Limited+	71,600	150,311	151,182
Natura Cosmeticos SA+	10,400	70,742	120,751
X5 Retail Group NV+	4,259	103,537	105,538

Total Consumer Staples	86,259	324,590	377,471

Energy — 4.2%*:
CNOOC Ltd.+	86,000	159,195	132,891
Reliance Industries Ltd.+^	8,504	288,054	270,852

Total Energy	94,504	447,249	403,743

Financials — 34.5%*:
AIA Group Ltd.+	24,200	200,659	200,881
B3 SA — Brasil Bolsa Balcao+	23,123	124,844	159,950
Banco do Brasil SA+	9,800	67,209	117,552
Bancolombia SA+	4,723	192,923	179,946
China Construction Bank Corp.+	534,000	442,435	440,539
China Pacific Insurance Group Co. Ltd.+	49,400	172,692	159,925
Grupo Financiero Banorte SAB de CV+	30,302	215,928	147,919
Hana Financial Group, Inc.+	6,217	237,492	201,977
HDFC Bank Ltd.+	3,800	358,595	393,642
Itau Unibanco Holding SA+	23,715	165,801	216,755
Mega Financial Holding Co. Ltd.+	213,000	182,642	179,827
Ping An Insurance Group Co. of China Ltd.+	42,000	399,188	370,896
PT Bank Negara Indonesia Persero Tbk+	354,100	174,120	216,696
Sanlam Ltd.+	32,257	164,909	178,913
Sberbank of Russia PJSC+††	14,847	169,153	162,723

Total Financials	1,365,484	3,268,590	3,328,141

Industrials — 3.4%*:
China State Construction International Holdings Ltd.+	210,000	198,648	166,810
Rumo SA+(a)	36,200	125,794	158,782

Total Industrials	246,200	324,442	325,592

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	SHARES	COST	FAIR VALUE
Common Stocks (Continued)

Information Technology — 16.0%*:
Chicony Electronics Co. Ltd.+	49,000	$100,603	$99,795
Hangzhou Hikvision Digital Technology Co. Ltd.+	33,300	135,627	124,941
Samsung Electronics Co. Ltd.+	17,290	692,046	599,680
Sunny Optical Technology Group Co. Ltd.+	9,400	108,663	83,550
Taiwan Semiconductor Manufacturing Co. Ltd.+	86,000	716,077	630,934

Total Information Technology	194,990	1,753,016	1,538,900

Materials — 7.3%*:
Angang Steel Co. Ltd.+	180,000	156,043	124,130
Anglo American plc+	11,462	235,186	256,741
Cemex SAB de CV+(a)	16,900	120,690	81,458
LG Chem Ltd.+(a)	793	250,323	246,613

Total Materials	209,155	762,242	708,942

Real Estate — 4.8%*:
China Overseas Land & Investment Ltd.+	72,000	214,001	247,340
China Resources Land Ltd.+	56,000	188,928	215,261

Total Real Estate	128,000	402,929	462,601

Utilities — 1.9%*:
Huaneng Renewables Corp. Ltd.*+	694,000	202,375	186,118

Total Common Stocks	3,073,672	9,053,044	8,782,749

Total Equities	3,073,672	9,053,044	8,782,749

Mutual Fund — 4.6%*:
iShares MSCI India ETF	13,306	446,856	443,622

Total Investments	3,086,978	9,499,900	9,226,371

Other assets and liabilities — 4.3%*			415,857

Net Assets — 100.0%			$9,642,228

*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	36.0%
Republic of Korea	11.4%
Taiwan	9.9%
Brazil	8.4%
India	7.2%
South Africa	6.8%
United States	4.8%
Russia	4.0%

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Hong Kong	3.2%
Mexico	2.5%
Indonesia	2.3%
Colombia	1.9%
Thailand	1.6%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	Illiquid security.
(a)	Non-income producing security.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stock — 0.5%*:

Oil and Gas — 0.5%*:
Jupiter Resources, Inc.+			33,592	$162,354	$114,213

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)¤††			319	–	3,397
Appvion Holdings Corp. (exp. June 13, 2023)¤			319	–	–

Total Diversified/Conglomerate Manufacturing			638	–	3,397

Total Warrants			638	–	3,397

Total Equities			34,230	162,354	117,610

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.7%*:

Bank Loans — 5.6%*§:

Aerospace and Defense — 0.2%*:
Ducommun, Inc., 1M LIBOR + 4.000%	6.80%	11/16/2025	33,440	33,273	32,604

Diversified/Conglomerate Service — 0.9%*:
Vertafore, Inc., 1M LIBOR + 3.250%	6.05	7/2/2025	180,000	175,708	170,606
Evertec Group, LLC, 1M LIBOR + 3.500%	6.02	11/27/2024	43,312	43,096	42,409

Total Diversified/Conglomerate Service			223,312	218,804	213,015

Leisure, Amusement, Entertainment — 0.3%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.52	3/31/2024	78,577	78,482	74,845

Oil and Gas — 1.2%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.77	4/11/2022	300,000	303,979	279,564

Printing and Publishing — 0.8%*:
Getty Images, Inc., 3M LIBOR + 3.500%	6.02	10/18/2019	198,402	194,459	192,450

Retail Stores — 0.8%*:
Michaels Stores, Inc., 1M LIBOR + 2.500%	5.01	1/30/2023	180,000	174,636	171,675

Telecommunications — 1.4%*:
CenturyLink, Inc., 3M LIBOR + 2.750%	5.27	1/31/2025	248,744	247,020	231,581
Sprint Communications, Inc., 1M LIBOR + 2.500%	5.06	2/2/2024	86,779	83,952	82,368

Total Telecommunications			335,523	330,972	313,949

Total Bank Loans			1,349,254	1,334,605	1,278,102

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 92.1%*:

Aerospace and Defense — 2.5%*:
Swissport Financing Sarl+	9.75%	12/15/2022	100,000	$129,901	$120,016
Triumph Group, Inc.	4.88	4/1/2021	38,000	37,117	34,105
Triumph Group, Inc.	7.75	8/15/2025	250,000	250,000	220,625
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC^	7.75	6/1/2020	200,000	199,817	191,500

Total Aerospace and Defense			588,000	616,835	566,246

Automobile — 1.8%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	200,000	276,874	203,627
Garrett LX I Sarl/Garrett Borrowing LLC+	5.13	10/15/2026	100,000	117,490	101,089
RAC Bond Co. PLC+	5.00	11/6/2022	100,000	128,880	113,779

Total Automobile			400,000	523,244	418,495

Beverage, Food and Tobacco — 3.3%*:
Boparan Finance PLC+	5.50	7/15/2021	150,000	190,983	137,274
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	137,000	140,136	134,945
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	250,000	250,000	243,750
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	150,000	150,952	142,500
Sunshine Mid BV+	6.50	5/15/2026	100,000	121,055	105,409

Total Beverage, Food and Tobacco			787,000	853,126	763,878

Broadcasting and Entertainment — 6.7%*:
Arqiva Broadcast Finance PLC+	6.75	9/30/2023	100,000	130,610	127,460
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	275,000	275,090	253,000
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	275,000	274,356	269,500
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	241,000	240,452	235,475
DISH DBS Corp.	7.75	7/1/2026	125,000	125,000	103,437
Intelsat Jackson Holdings SA^	8.50	10/15/2024	250,000	250,000	242,500
Intelsat Jackson Holdings SA^	9.75	7/15/2025	25,000	26,343	25,070
Tele Columbus AG+	3.88	5/2/2025	150,000	156,780	155,278
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25	1/15/2029	90,000	104,944	112,761

Total Broadcasting and Entertainment			1,531,000	1,583,575	1,524,481

Buildings and Real Estate — 2.1%*:
Residomo SRO+	3.38	10/15/2024	150,000	176,117	166,782
Standard Industries, Inc.^	4.75	1/15/2028	250,000	250,000	210,000
William Lyon Homes, Inc.	6.00	9/1/2023	123,000	123,000	110,700

Total Buildings and Real Estate			523,000	549,117	487,482

Cargo Transport — 4.4%*:
American Airlines Group, Inc.^	5.50	10/1/2019	265,000	266,395	265,662
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	381,000	386,737	365,760
Kenan Advantage Group, Inc.^	7.88	7/31/2023	400,000	409,469	383,000

Total Cargo Transport			1,046,000	1,062,601	1,014,422

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 4.0%*:
Consolidated Energy Finance SA^	6.88%	6/15/2025	300,000	$298,731	$285,750
Huntsman International LLC	4.25	4/1/2025	100,000	128,478	124,073
INEOS Group Holdings SA+	5.38	8/1/2024	100,000	109,981	111,997
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	215,000	209,523	191,350
Monitchem HoldCo 2 SA+	6.88	6/15/2022	100,000	99,895	91,598
Starfruit Finco BV/Starfruit US Holdco LLC+	6.50	10/1/2026	100,000	117,785	105,724

Total Chemicals, Plastics and Rubber			915,000	964,393	910,492

Containers, Packaging and Glass — 1.4%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.^+	7.25	5/15/2024	200,000	206,298	199,500
BWAY Holding Co.	4.75	4/15/2024	100,000	115,660	112,161

Total Containers, Packaging and Glass			300,000	321,958	311,661

Diversified/Conglomerate Manufacturing — 0.5%*:
Appvion ESC¤^	9.00	6/1/2020	327,000	252,212	—
Energizer Gamma Acquisition BV	4.63	7/15/2026	100,000	116,130	107,128

Total Diversified/Conglomerate Manufacturing			427,000	368,342	107,128

Diversified/Conglomerate Service — 6.4%*:
Algeco Global Finance PLC+	6.50	2/15/2023	100,000	121,509	111,888
Carlson Travel, Inc.^	9.50	12/15/2024	280,000	280,000	254,100
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho^	10.00	11/30/2024	200,000	218,204	209,500
Iron Mountain UK PLC	3.88	11/15/2025	100,000	132,815	112,160
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	353,000	362,980	364,031
Verisure Midholding AB+	5.75	12/1/2023	150,000	176,872	165,383
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	250,889	245,000

Total Diversified/Conglomerate Service			1,433,000	1,543,269	1,462,062

Electronics — 2.7%*:
TIBCO Software, Inc.^	11.38	12/1/2021	439,000	468,296	459,852
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	250,000	257,322	163,750

Total Electronics			689,000	725,618	623,602

Finance — 6.6%*:
Cabot Financial Luxembourg SA+	7.50	10/1/2023	100,000	134,287	115,810
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	380,743	311,130
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	300,000	446,289	320,947
Jerrold Finco PLC+	6.13	1/15/2024	100,000	124,555	122,370
LPL Holdings, Inc.^	5.75	9/15/2025	250,000	250,000	234,375
Nexi Capital SpA+	4.13	11/1/2023	100,000	119,575	113,150

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Park Aerospace Holdings Ltd.+^	5.25%	8/15/2022	47,000	$46,928	$45,473
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	244,000	249,666	237,161

Total Finance			1,391,000	1,752,043	1,500,416

Healthcare, Education and Childcare — 8.3%*:
Auris Luxembourg II SA	8.00	1/15/2023	100,000	116,395	116,649
Avantor, Inc.^	9.00	10/1/2025	220,000	220,000	220,000
Bausch Health Cos., Inc.^	5.88	5/15/2023	42,000	36,156	38,850
Bausch Health Cos., Inc.^	6.13	4/15/2025	224,000	199,647	195,440
Bausch Health Cos., Inc.^	7.00	3/15/2024	125,000	125,000	126,250
Bausch Health Cos., Inc.^	5.50	3/1/2023	101,000	80,370	92,415
CTC BondCo GmbH+	5.25	12/15/2025	100,000	117,464	109,069
Endo Dac/Endo Finance LLC/Endo Finco Inc^	6.00	2/1/2025	240,000	194,504	172,200
Endo Finance LLC/Endo Finco, Inc.^	7.25	1/15/2022	39,000	37,516	33,735
Envision Healthcare Corp.^	8.75	10/15/2026	250,000	250,000	216,250
IDH Finance PLC+	6.25	8/15/2022	100,000	131,025	104,581
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.63	10/15/2023	38,000	33,734	28,880
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.75	8/1/2022	34,000	31,477	29,240
Nidda Healthcare Holding GmbH+	3.50	9/30/2024	100,000	111,846	107,517
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	220,000	211,459	198,000
Synlab Unsecured Bondco PLC+	8.25	7/1/2023	100,000	130,957	117,588

Total Healthcare, Education and Childcare			2,033,000	2,027,550	1,906,664

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
LSF9 Balta Issuer Sarl+	7.75	9/15/2022	202,500	238,062	214,452

Hotels, Motels, Inns and Gaming — 1.4%*:
TVL Finance PLC+	8.50	5/15/2023	160,000	224,427	208,965
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	110,000

Total Hotels, Motels, Inns and Gaming			285,000	349,427	318,965

Insurance — 0.9%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	250,000	250,000	213,125

Leisure, Amusement, Entertainment — 4.6%*:
Allegiant Travel Co.††	5.50	7/15/2019	200,000	201,520	200,000
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	100,000	132,394	118,181
Brunswick Corp.	7.13	8/1/2027	317,000	333,063	350,233
CPUK Finance Ltd.+	4.88	8/28/2025	100,000	120,937	119,140
Perform Group Financing PLC+	8.50	11/15/2020	100,000	150,651	127,511
Vue International Bidco PLC+	7.88	7/15/2020	100,000	130,705	125,389

Total Leisure, Amusement, Entertainment			917,000	1,069,270	1,040,454

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.9%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00%	2/15/2023	250,000	$250,000	$211,250

Mining, Steel, Iron and Non-Precious Metals — 7.1%*:
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	215,000	215,000	215,537
Constellium NV	4.25	2/15/2026	100,000	117,449	103,175
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	183,772
Hecla Mining Co.	6.88	5/1/2021	250,000	231,164	245,000
Kinross Gold Corp.+	5.95	3/15/2024	127,000	131,185	126,365
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,605	78,310
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	107,000	106,674	105,695
Peabody Energy Corp.^	6.00	3/31/2022	145,000	145,695	140,650
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,854	236,875
Warrior Met Coal, Inc.^	8.00	11/1/2024	198,000	198,000	196,515

Total Mining, Steel, Iron and Non-Precious Metals			1,703,000	1,702,626	1,631,894

Oil and Gas — 13.8%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63	1/15/2022	125,000	124,719	100,937
CGG Holding US, Inc.+	7.88	5/1/2023	150,000	184,679	172,722
Chesapeake Energy Corp.	8.00	1/15/2025	177,000	174,893	156,202
Chesapeake Energy Corp.	8.00	6/15/2027	17,000	17,000	14,280
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	342,572	347,820
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	229,000	229,000	94,463
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	500,000	495,952	357,500
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	300,000	300,000	264,000
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	250,000	250,000	160,000
Jupiter Resource, Inc.+	8.50	10/1/2022	–	(26)	–
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	200,000	205,715	161,000
Kosmos Energy Ltd.+^	7.88	8/1/2021	450,000	436,647	450,000
Neptune Energy Bondco PLC^	6.63	5/15/2025	200,000	200,232	185,500
QEP Resources, Inc.	5.63	3/1/2026	125,000	120,338	103,750
SM Energy Co.	6.63	1/15/2027	119,000	119,000	105,315
Transocean Pontus Ltd.^	6.13	8/1/2025	–	–	–
Transocean, Inc.	6.80	3/15/2038	42,000	33,799	27,930
Transocean, Inc.	9.35	12/15/2041	32,000	29,798	26,640
Tullow Oil PLC+^	6.25	4/15/2022	250,000	215,567	240,625
Welltec A/S+^	9.50	12/1/2022	200,000	198,402	197,500

Total Oil and Gas			3,707,000	3,678,287	3,166,184

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Samsonite Finco Sarl	3.50%	5/15/2026	100,000	$109,538	$103,347

Personal Transportation — 0.5%*:
Getlink SE+	3.63	10/1/2023	100,000	117,465	111,694

Personal, Food and Miscellaneous — 1.0%*:
Ocado Group PLC+	4.00	6/15/2024	100,000	128,084	123,068
Simmons Foods, Inc.^	7.75	1/15/2024	104,000	104,947	104,520

Total Personal, Food and Miscellaneous			204,000	233,031	227,588

Printing and Publishing — 0.3%*:
Nielsen Finance LLC/Nielsen Finance Co.^	5.00	4/15/2022	73,000	71,589	69,715

Retail Stores — 1.2%*:
Maxeda DIY Holding B.V.+	6.13	7/15/2022	100,000	114,070	105,139
Takko Luxembourg 2 SCA, 3M USD LIBOR + 5.375%+	5.38	11/15/2023	100,000	98,568	81,344
Travelex Financing PLC+	8.00	5/15/2022	100,000	108,750	97,384

Total Retail Stores			300,000	321,388	283,867

Telecommunications — 6.7%*:
CSC Holdings LLC^	7.50	4/1/2028	250,000	250,000	249,375
Frontier Communications Corp.	7.13	3/15/2019	250,000	250,860	243,125
Intelsat Connect Finance SA^	9.50	2/15/2023	92,000	90,500	79,120
Sprint Corp.	7.63	3/1/2026	325,000	336,395	320,938
Sprint Corp.	7.88	9/15/2023	165,000	167,556	169,331
Telecom Italia SpA/Milano+	5.88	5/19/2023	100,000	147,583	132,661
UPCB Finance VII Ltd.+	3.63	6/15/2029	100,000	114,320	108,703
Virgin Media Receivables Financing Notes I DAC+	5.50	9/15/2024	100,000	134,730	122,151
Ziggo B.V.+	4.25	1/15/2027	100,000	115,035	112,541

Total Telecommunications			1,482,000	1,606,979	1,537,945

Utilities — 1.6%*:
Blitz F18-674 GmbH+	6.00	7/30/2026	150,000	174,548	161,976
Nordex SE+	6.50	2/1/2023	100,000	124,195	103,393
Viridian Group Finance Co PLC+	4.00	9/15/2025	100,000	118,639	105,168

Total Utilities			350,000	417,382	370,537

Total Corporate Bonds			21,986,500	23,306,715	21,098,046

Total Fixed Income			23,335,754	24,641,320	22,376,148

Total Investments			23,369,984	24,803,674	22,493,758

Other assets and liabilities — 1.8%*					400,779

Net Assets — 100.0%					$22,894,537

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	66.6%
United Kingdom	12.2%
Germany	4.6%
Ghana	3.1%
Netherlands	1.9%
France	1.8%
Ireland	1.6%
Canada	1.5%
Switzerland	1.5%
Italy	1.1%
Belgium	0.9%
Other (Individually less than 1%)	3.2%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.

A summary of outstanding derivatives at December 31, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/19	Bank of America N.A.	EUR	8,312	$9,527	$9,466	$61
1/8/19	BNP Paribas S.A.	GBP	41,269	52,615	52,701	(86)
1/8/19	Goldman Sachs & Co.	GBP	2,000	2,550	2,532	18

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(7)

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/19	Barclays Bank plc	EUR	3,379,699	$3,873,882	$3,852,020	$(21,862)
1/8/19	Bank of America N.A.	EUR	78,658	90,160	89,506	(654)
1/8/19	Bank of America N.A.	GBP	2,180,322	2,779,723	2,784,206	4,483
1/8/19	JPMorgan Chase Bank N.A.	GBP	96,338	122,823	123,275	452

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(17,581)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.6%*:

Common Stocks — 0.6%*:

Oil and Gas — 0.6%*:
Jupiter Resources, Inc.+			39,729	$192,017	$135,079
Fieldwood Energy LLC			1,006	35,210	36,216
Fieldwood Energy LLC			4,100	88,421	147,600

Total Oil and Gas			44,835	315,648	318,895

Total Common Stocks			44,835	315,648	318,895

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)¤††			357	—	3,802
Appvion Holdings Corp. (exp. June 13, 2023)¤			357	—	—

Total Diversified/Conglomerate Manufacturing			714	—	3,802

Total Warrants			714	—	3,802

Total Equities			45,549	315,648	322,697

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.3%*:

Bank Loans — 5.1%*§:

Aerospace and Defense — 0.1%*:
Ducommun, Inc., 1M LIBOR + 4.000%	6.80%	11/16/2025	34,722	34,549	33,854

Broadcasting and Entertainment — 0.6%*:
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.55	8/13/2021	297,668	297,689	284,720

Buildings and Real Estate — 0.1%*:
GYP Holdings III Corp., 1M LIBOR + 2.750%	5.27	6/1/2025	30,479	30,479	28,650

Diversified/Conglomerate Service — 0.9%*:
Evertec Group, LLC, 1M LIBOR + 3.500%	6.02	11/27/2024	46,150	45,921	45,188
SonicWALL, Inc., 3M LIBOR + 7.500%	10.14	5/18/2026	51,897	51,413	50,859
Vertafore, Inc., 1M LIBOR + 3.250%	6.05	7/2/2025	400,000	390,473	379,124

Total Diversified/Conglomerate Service			498,047	487,807	475,171

Electronics — 0.1%*:
Renaissance Holding Corp., 1M LIBOR + 7.000%	9.52	5/29/2026	68,963	67,681	63,216

Leisure, Amusement, Entertainment — 0.2%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.52	3/31/2024	91,160	91,049	86,830

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 0.5%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.77%	4/11/2022	172,215	$155,664	$160,484
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.77	4/11/2023	91,996	34,389	79,944

Total Oil and Gas			264,211	190,053	240,428

Printing and Publishing — 0.8%*:
Getty Images, Inc., 3M LIBOR + 3.500%	6.02	10/18/2019	397,344	389,677	385,424

Retail Stores — 0.7%*:
Michaels Stores, Inc., 1M LIBOR + 2.500%	5.01	1/30/2023	400,000	388,079	381,500

Telecommunications — 1.1%*:
CenturyLink, Inc., 3M LIBOR + 2.750%	5.27	1/31/2025	497,487	494,038	463,161
Sprint Communications, Inc., 1M LIBOR + 2.500%	5.06	2/2/2024	124,683	120,620	118,345

Total Telecommunications			622,170	614,658	581,506

Total Bank Loans			2,704,764	2,591,721	2,561,299

Corporate Bonds — 92.2%*:

Aerospace and Defense — 4.1%*:
General Electric Co.	4.65	10/17/2021	244,000	240,158	244,732
TransDigm UK Holdings PLC^	6.88	5/15/2026	500,000	496,405	476,250
TransDigm, Inc.	6.38	6/15/2026	307,000	304,706	285,510
Triumph Group, Inc.	4.88	4/1/2021	43,000	42,001	38,593
Triumph Group, Inc.	7.75	8/15/2025	595,000	599,776	525,087
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC^	7.75	6/1/2020	550,000	544,163	526,625

Total Aerospace and Defense			2,239,000	2,227,209	2,096,797

Beverage, Food and Tobacco — 1.7%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	269,019	260,650
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	165,000	168,780	162,525
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	250,000	250,000	243,750
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	203,000	201,380	192,850

Total Beverage, Food and Tobacco			878,000	889,179	859,775

Broadcasting and Entertainment — 6.5%*:
Block Communications, Inc.^	6.88	2/15/2025	434,000	434,000	435,085
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	1,200,000	1,197,415	1,176,000
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	271,000	269,493	264,788
DISH DBS Corp.	7.75	7/1/2026	280,000	261,550	231,700
Intelsat Jackson Holdings SA^	8.50	10/15/2024	603,000	603,831	584,910
Intelsat Jackson Holdings SA^	9.75	7/15/2025	56,000	59,007	56,157
Netflix, Inc.^	5.88	11/15/2028	250,000	248,522	242,925
Sirius XM Radio, Inc.^	5.00	8/1/2027	350,000	350,000	319,812

Total Broadcasting and Entertainment			3,444,000	3,423,818	3,311,377

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate — 4.0%*:
Brookfield Residential Properties, Inc.^	6.50%	12/15/2020	250,000	$249,736	$249,687
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.^	6.13	7/1/2022	225,000	218,160	212,625
Century Communities, Inc.	5.88	7/15/2025	250,000	249,736	220,000
M/I Homes, Inc.	5.63	8/1/2025	550,000	532,126	503,250
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	248,750
MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/2027	250,000	250,000	228,594
Standard Industries, Inc.^	4.75	1/15/2028	300,000	300,000	252,000
William Lyon Homes, Inc.	6.00	9/1/2023	123,000	123,000	110,700

Total Buildings and Real Estate			2,198,000	2,172,758	2,025,606

Cargo Transport — 3.9%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	249,638	248,750
American Airlines Group, Inc.^	5.50	10/1/2019	532,000	537,058	533,330
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	520,000	531,114	499,200
Kenan Advantage Group, Inc.^	7.88	7/31/2023	700,000	716,154	670,250

Total Cargo Transport			2,002,000	2,033,964	1,951,530

Chemicals, Plastics and Rubber — 2.9%*:
Chemours Co. (The)	7.00	5/15/2025	254,000	257,209	255,905
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,731	285,750
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	243,631	222,500
Platform Specialty Products Corp.^	5.88	12/1/2025	250,000	248,250	233,750
Starfruit Finco BV/Starfruit US Holdco LLC+^	8.00	10/1/2026	490,000	490,000	453,250

Total Chemicals, Plastics and Rubber			1,544,000	1,537,821	1,451,155

Containers, Packaging and Glass — 0.2%*:
Crown Americas LLC/Crown Americas Capital Corp.^	4.75	2/1/2026	135,000	135,000	127,237

Diversified/Conglomerate Manufacturing — 0.8%*:
Appvion ESC¤	9.00	6/1/2020	366,000	282,333	–
Griffon Corp.	5.25	3/1/2022	303,000	302,183	274,215
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	124,000	126,271	113,150

Total Diversified/Conglomerate Manufacturing			793,000	710,787	387,365

Diversified/Conglomerate Service — 4.5%*:
Carlson Travel, Inc.^	6.75	12/15/2023	250,000	254,506	240,937
Carlson Travel, Inc.^	9.50	12/15/2024	350,000	332,749	317,625
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	1,237,000	1,301,748	1,275,656
Refinitiv US Holdings, Inc.^	8.25	11/15/2026	218,000	218,000	199,197
United Rentals North America, Inc.	4.63	10/15/2025	125,000	125,000	111,563

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
United Rentals North America, Inc.	4.88%	1/15/2028	125,000	$125,281	$109,688
Waste Pro USA, Inc.^	5.50	2/15/2026	17,000	17,000	15,640

Total Diversified/Conglomerate Service			2,322,000	2,374,284	2,270,306

Electronics — 5.0%*:
Dell, Inc.	6.50	4/15/2038	126,000	129,058	112,140
RP Crown Parent LLC^	7.38	10/15/2024	96,000	96,000	96,720
Symantec Corp.	4.20	9/15/2020	551,000	550,488	544,899
TIBCO Software, Inc.^	11.38	12/1/2021	1,383,000	1,482,880	1,448,692
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	524,000	484,633	343,220

Total Electronics			2,680,000	2,743,059	2,545,671

Finance — 5.0%*:
Alliance Data Systems Corp.^	5.88	11/1/2021	550,000	559,712	549,230
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.25	2/1/2022	135,000	138,089	133,313
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.38	12/15/2025	415,000	416,395	399,437
LPL Holdings, Inc.^	5.75	9/15/2025	575,000	568,909	539,062
Park Aerospace Holdings Ltd.+^	5.25	8/15/2022	59,000	58,905	57,083
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.^	6.75	6/1/2025	210,000	210,000	194,250
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	671,000	684,521	652,192

Total Finance			2,615,000	2,636,531	2,524,567

Grocery — 0.9%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	174,000	172,355	166,605
Post Holdings, Inc.^	5.50	3/1/2025	300,000	293,401	287,943

Total Grocery			474,000	465,756	454,548

Healthcare, Education and Childcare — 10.0%*:
Avantor, Inc.^	9.00	10/1/2025	600,000	602,718	600,000
Bausch Health Cos., Inc.^	5.88	5/15/2023	50,000	43,043	46,250
Bausch Health Cos., Inc.^	6.13	4/15/2025	391,000	349,050	341,147
Bausch Health Cos., Inc.^	6.50	3/15/2022	118,000	118,000	118,590
Bausch Health Cos., Inc.^	7.00	3/15/2024	125,000	125,000	126,250
Bausch Health Cos., Inc.^	5.50	3/1/2023	118,000	93,897	107,970
Bausch Health Cos.,Inc.^	9.25	4/1/2026	525,000	533,380	525,000
Catalent Pharma Solutions, Inc.^	4.88	1/15/2026	227,000	227,000	215,083
Endo Dac/Endo Finance LLC/Endo Finco Inc^	6.00	2/1/2025	400,000	344,721	287,000
Endo Finance LLC/Endo Finco, Inc.^	5.38	1/15/2023	60,000	51,689	45,600
Envision Healthcare Corp.^	8.75	10/15/2026	450,000	450,000	389,250
HCA, Inc.	5.38	2/1/2025	375,000	379,664	365,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.50	4/15/2025	170,000	146,398	117,300

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.63%	10/15/2023	87,000	$77,260	$66,120
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.75	8/1/2022	152,000	139,745	130,720
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	1,144,000	1,124,958	1,029,600
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	232,000	244,570	234,320
Teva Pharmaceutical Finance Netherlands III BV+	6.00	4/15/2024	300,000	296,597	288,964

Total Healthcare, Education and Childcare			5,524,000	5,347,690	5,034,789

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.1%*:
Mattel, Inc.^	6.75	12/31/2025	78,000	78,000	69,591

Hotels, Motels, Inns and Gaming — 0.9%*:
Boyne USA, Inc.^	7.25	5/1/2025	125,000	125,000	129,062
Eldorado Resorts, Inc.^	6.00	9/15/2026	225,000	225,000	212,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	110,000

Total Hotels, Motels, Inns and Gaming			475,000	475,000	451,687

Insurance — 2.3%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	500,000	486,085	426,250
AssuredPartners, Inc.^	7.00	8/15/2025	339,000	336,101	305,846
USIS Merger Sub, Inc.^	6.88	5/1/2025	318,000	314,307	291,956
York Risk Services Holding Corp.^	8.50	10/1/2022	220,000	205,178	152,900

Total Insurance			1,377,000	1,341,671	1,176,952

Leisure, Amusement, Entertainment — 3.2%*:
Allegiant Travel Co.††	5.50	7/15/2019	1,000,000	1,008,034	1,000,000
Brunswick Corp.	7.13	8/1/2027	567,000	598,209	626,442

Total Leisure, Amusement, Entertainment			1,567,000	1,606,243	1,626,442

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.7%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	430,000	420,779	363,350

Mining, Steel, Iron and Non-Precious Metals — 10.1%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	234,000	234,535	229,320
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	328,000	332,158	328,820
Compass Minerals International, Inc.^	4.88	7/15/2024	124,000	115,604	112,220
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	183,773
First Quantum Minerals Ltd.+^	7.00	2/15/2021	600,000	604,826	576,000
Hecla Mining Co.	6.88	5/1/2021	250,000	231,164	245,000

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Kinross Gold Corp.+	5.95%	3/15/2024	152,000	$157,032	$151,240
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,523	94,545
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA^	8.38	12/1/2022	400,000	409,325	398,000
New Gold, Inc.^	6.25	11/15/2022	400,000	407,907	336,000
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	893,000	905,780	882,105
Peabody Energy Corp.^	6.00	3/31/2022	524,000	527,220	508,280
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	550,000	557,282	521,125
Warrior Met Coal, Inc.^	8.00	11/1/2024	540,000	548,293	535,950

Total Mining, Steel, Iron and Non-Precious Metals			5,323,000	5,358,649	5,102,378

Oil and Gas — 13.0%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63	1/15/2022	155,000	155,043	125,163
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	84,000	83,806	63,840
Cheniere Energy Partners LP^	5.63	10/1/2026	250,000	250,000	233,750
Chesapeake Energy Corp.	8.00	1/15/2025	247,000	244,995	217,977
Citgo Holding, Inc.^	10.75	2/15/2020	762,000	782,905	777,240
CVR Refining LLC/Coffeyville Finance, Inc.	6.50	11/1/2022	331,000	339,634	326,035
Energy Transfer LP	4.25	3/15/2023	250,000	250,000	240,625
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	248,000	248,000	102,300
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	100,000	100,724	81,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	600,000	596,644	429,000
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	18,000	17,755	16,650
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	540,000	513,005	345,600
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	270,000	277,557	217,350
Kosmos Energy Ltd.	7.88	8/1/2021	1,027,000	1,023,838	1,023,115
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	350,000	360,695	329,000
QEP Resources, Inc.	5.63	3/1/2026	550,000	529,487	456,500
SM Energy Co.	6.63	1/15/2027	118,000	118,000	104,430
Transocean Guardian Ltd.^	5.88	1/15/2024	171,000	169,414	163,733
Transocean, Inc.	6.80	3/15/2038	120,000	100,592	79,800
Transocean, Inc.	9.35	12/15/2041	38,000	35,385	31,635
Tullow Oil PLC+^	6.25	4/15/2022	695,000	689,130	668,937
Welltec A/S+^	9.50	12/1/2022	550,000	553,961	543,125

Total Oil and Gas			7,474,000	7,440,570	6,577,305

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal, Food and Miscellaneous — 0.5%*:
Simmons Foods, Inc.^	5.75%	11/1/2024	193,000	$165,651	$137,030
Simmons Foods, Inc.^	7.75	1/15/2024	122,000	122,000	122,610

Total Personal, Food and Miscellaneous			315,000	287,651	259,640

Printing and Publishing — 0.5%*:
Nielsen Finance LLC/Nielsen Finance Co.^	5.00	4/15/2022	274,000	269,020	261,670

Retail Stores — 1.5%*:
Golden Nugget, Inc.^	8.75	10/1/2025	200,000	204,273	192,000
KGA Escrow LLC^	7.50	8/15/2023	298,000	298,000	293,530
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	232,500
Sonic Automotive, Inc.	5.00	5/15/2023	32,000	29,401	29,040

Total Retail Stores			780,000	781,674	747,070

Telecommunications — 9.9%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,088	240,000
Altice Luxembourg SA+^	7.63	2/15/2025	225,000	237,665	168,187
Cablevision Systems Corp.	5.88	9/15/2022	400,000	395,231	393,000
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.88	5/1/2027	250,000	247,570	242,500
CenturyLink, Inc.	6.75	12/1/2023	280,000	280,633	269,850
CommScope Technologies LLC^	5.00	3/15/2027	600,000	573,352	486,000
CSC Holdings LLC^	7.50	4/1/2028	250,000	250,000	249,375
Frontier Communications Corp.	7.13	3/15/2019	550,000	551,892	534,875
Hughes Satellite Systems Corp.	6.63	8/1/2026	550,000	549,183	503,937
Intelsat Connect Finance SA^	9.50	2/15/2023	100,000	98,369	86,000
Sprint Capital Corp.	6.88	11/15/2028	700,000	706,747	661,500
Sprint Corp.	7.63	3/1/2026	125,000	125,000	123,438
Sprint Corp.	7.88	9/15/2023	239,000	240,801	245,274
T-Mobile USA, Inc.	4.50	2/1/2026	96,000	96,000	88,080
T-Mobile USA, Inc.	4.75	2/1/2028	155,000	155,000	140,275
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	193,000
Telecom Italia SpA+^	5.30	5/30/2024	250,000	260,917	237,500
Ziggo BV+^	5.50	1/15/2027	140,000	133,848	125,300

Total Telecommunications			5,360,000	5,353,296	4,988,091

Total Corporate Bonds			50,301,000	50,110,409	46,664,899

Total Fixed Income			53,005,764	52,702,130	49,226,198

Total Investments			53,051,313	53,017,778	49,548,895

Other assets and liabilities — 2.1%*					1,037,987

Net Assets — 100.0%					$50,586,882

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018 (Unaudited)

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	87.4%
Ghana	3.4%
Canada	2.4%
Netherlands	2.3%
Zambia	1.5%
Denmark	1.1%
Other (Individually less than 1%)	1.9%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (Unaudited)

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Total Return Bond Fund (“Total Return Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”), Barings Global High Yield Fund (“Global High Yield Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). On November 30, 2018 the Emerging Markets Local Currency Debt Fund was liquidated. Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Baring International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund, and Global High Yield Fund.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and

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exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or, if unrated, determined by the Adviser or BIIL, to be of comparable quality. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. The Global High Yield Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of

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comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of December 31, 2018. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of December 31, 2018.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for

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investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable

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market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$1,192,474	$209,512	$1,401,986
Preferred Stock	–	–	25,965	25,965
Warrants	–	–	7,776	7,776

Total Equities	–	1,192,474	243,253	1,435,727

Fixed Income:
Bank Loans	–	239,152,468	62,044	239,214,512
Corporate Bonds	–	32,641,717	0	32,641,717

Total Fixed Income	–	271,794,185	62,044	271,856,229

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	28,173	–	28,173

Total	$–	$273,014,832	$305,297	$273,320,129

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(271,019)	–	(271,019)

Total Investments	$–	$272,743,813	$305,297	$273,049,110

*	There were no transfers between levels during the period ended December 31, 2018.

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The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$172,055	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Sabine Oil & Gas LLC	$17,028	Broker Quote	$44.00: Price source depth of 1

Sabine Oil & Gas LLC Warrants	$1,845	Broker Quote	$1.50: Price source depth of 1

Sabine Oil & Gas LLC Warrants	$1,150	Broker Quote	$5.25: Price source depth of 1

Templar Energy LLC	$5,257	Broker Quote	$0.60: Price source depth of 1

Templar Energy LLC	$15,172	Broker Quote	$2.50 Price source depth of 1

Appvion Holdings Corp Warrants	$4,781	Restructure	Priced at corporate action restructure price

Appvion Holdings Corp Warrants	$–	Zero Value	Valued at zero without primary asset attached

Pinnacle Agriculture Holdings A 2	$25,965	Broker Quote	$10.00: Price source depth of 1

Bank Loans

Boomerang Tube LLC	$62,044	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

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The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Equities
Common Stock	$65,806	$–	$(28,154)	$–	$–	$171,860	$–	$209,512	$(28,154)
Preferred Stock	$238,876	$–	$(212,911)	$–	$–	$–	$–	$25,965	$(212,911)
Warrants	$8,475	$–	$(699)	$–	$–	$–	$–	$7,776	$(699)

Fixed Income
Bank Loans	$206,150	$(118,431)	$98,862	$–	$233	$86,480	$(211,250)	$62,044	$98,862
Corporate Bonds	$–	$–	$–	$–	$–	$–	$–	$–	$–

Total	$519,307	$(118,431)	$(142,902)	$–	$233	$258,340	$(211,250)	$305,297	$(142,902)

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$1,453,659	$712,280	$2,165,939
Preferred Stock	–	–	31,158	31,158
Warrants	–	–	5,196	5,196

Total Equities	–	1,453,659	748,634	2,202,293

Fixed Income:
Asset-Backed Securities	–	25,404,085	0	25,404,085
Bank Loans	–	62,495,348	165,852	62,661,200
Corporate Bonds	–	78,273,144	0	78,273,144

Total Fixed Income	–	166,172,577	165,852	166,338,429

Purchased Option:
Put Option Purchased	–	864,192	–	864,192
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	51,721	–	51,721

Total	$–	$168,542,149	$914,486	$169,456,635

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(187,612)	–	(187,612)

Total Investments	$–	$168,354,537	$914,486	$169,269,023

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The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$172,055	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Maxeda DIY B.V.	$432,174	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Maxeda DIY B.V.	$108,051	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Pinnacle Agriculture Holdings A 2	$31,158	Broker Quote	$10.00: Price source depth of 1

Appvion Holdings Corp Warrants	$5,196	Restructure	Priced at corporate action restructure price

Appvion Holdings Corp Warrants	$–	Zero Value	Valued at zero without primary asset attached

Asset-Backed Securities

Blue Mountain CLO LTD	$–	Zero Value	Valued at zero pending final coupon

Bank Loans

Innvation Grpup PLC	$41,484	Broker Quote	$124.91: Price source depth of 1

Boomerang Tube LLC	$124,368	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

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The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Equities
Common Stock	$550,622	$–	$(10,202)	$–	$–	$171,860	$–	$712,280	$(10,202)
Preferred Stock	$286,651	$–	$(255,493)	$–	$–	$–	$–	$31,158	$(255,493)
Warrants	$–	$–	$5,196	$–	$–	$–	$–	$5,196	$5,196

Fixed Income
Asset-Backed Securities	$10,228,154	$(258,232)	$(119,363)	$(6,978,771)	$1,273	$–	$(2,873,061)	$–	$(119,363)
Bank Loans	$277,089	$(118,458)	$98,387	$–	$528	$199,109	$(290,803)	$165,852	$98,387
Corporate Bonds	$–	$–	$(504,257)	$–	$(1,014)	$505,271	$–	$–	$(504,257)

Total	$11,342,516	$(376,690)	$(785,732)	$(6,978,771)	$787	$876,240	$(3,163,864)	$914,486	$(785,732)

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$187,888,172	$3,338,291	$191,226,463
Corporate Bonds	–	193,730,635	–	193,730,635
Mortgage-Backed Securities	–	30,045,861	–	30,045,861
U.S. Treasury & Government Agencies	–	28,830,459	–	28,830,459

Total Fixed Income	–	440,495,127	3,338,291	443,833,418

Purchased Options:
Call Options Purchased	–	1,171,819	–	1,171,819
Put Options Purchased	–	2,791,720	–	2,791,720

Total Purchased Options	–	3,963,539	–	3,963,539

Short-Term Investments:
Commercial Paper	–	29,152,522	–	29,152,522

Total Short-Term Investments	–	29,152,522	–	29,152,522

Derivative Securities:
Futures**	–	605,664	–	605,664

Total	$–	$474,216,852	$3,338,291	$477,555,143

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DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Futures**	$–	$(2,075,739)	$–	$(2,075,739)
OTC — Credit Default Swaps	–	(83,856)	–	(83,856)

Total Derivative Securities	–	(2,159,595)	–	(2,159,595)

Total Investments	$–	$472,057,257	$3,338,291	$475,395,548

*	There were no transfers between levels 1 and 2 during the period ended December 31, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

DRB Prime Student Loan Trust 2016-R A1	$696,801	Broker Quote	$100.70: Price source depth of 1

SoFi Professional Loan Program 2018-A	$985,729	Broker Quote	$71.82: Price source depth of 1

SoFi Professional Loan Program 2018-B Trust	$694,371	Discounted Cash Flow	Prepay CPR 15%; Default CDR 0.3 ramp 24 0.5; Severity 80%; 6-month recovery lag

SoFi Professional Loan Program 2018-D Trust	$650,140	Broker Quote	$34.45: Price source depth of 11

SoFi Consumer Loan Program LLC 2015-A RC	$311,250	Broker Quote	$103,750: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Asset — Backed Securities	$4,347,527	$–	$(187,422)	$(1,286,920)	$20,724	$650,140	$(205,758)	$3,338,291	$(187,422)

Mortgage — Backed Securities	$564,478	$–	$–	$(564,478)	$–	$–	$–	$–	$–

Total	$4,912,005	$–	$(187,422)	$(1,851,398)	$20,724	$650,140	$(205,758)	$3,338,291	$(187,422)

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$7,275,792	$94,994	$7,370,786
Corporate Bonds	–	8,878,035	–	8,878,035
Foreign Government	–	230,660	–	230,660
Mortgage-Backed Securities	–	726,675	–	726,675
U.S. Treasury & Government Agencies	–	6,555,028	–	6,555,028

Total Fixed Income	–	23,666,190	94,994	23,761,184

Mutual Fund:
Mutual Fund	2,557,954	–	–	2,557,954
Purchased Options:
Call Options Purchased	–	119,408	–	119,408
Put Options Purchased	–	286,994	–	286,994

Total Purchased Options	–	406,402	–	406,402

Short-Term Investments:
Commercial Paper	–	3,994,193	–	3,994,193

Total Short-Term Investments	–	3,994,193	–	3,994,193

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	18,077	–	18,077
Futures**	–	128,322	–	128,322

Total Derivative Securities	–	146,399	–	146,399

Total	$2,557,954	$28,213,184	$94,994	$30,866,132

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(27,210)	–	(27,210)
Futures**	–	(19,862)	–	(19,862)
OTC — Credit Default Swaps	–	(20,964)	–	(20,964)

Total Derivative Securities	–	(68,036)	–	(68,036)

Total Investments	$2,557,954	$28,145,148	$94,994	$30,798,096

*	There were no transfers between levels 1 and 2 during the period ended December 31, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

DRB Prime Student Loan Trust 2016-R A1	$48,055	Broker Quote	$100.70: Price source depth of 1

DRB Prime Student Loan Trust 2016-R A2	$46,939	Broker Quote	$98.36: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Asset Backed Securities	$163,761	$2	$(1,689)	$(38,700)	$–	$–	$(28,380)	$94,994	$(1,689)

Total	$163,761	$2	$(1,689)	$(38,700)	$–	$–	$(28,380)	$94,994	$(1,689)

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$20,194,569	$–	$20,194,569
Foreign Government	–	24,274,458	–	24,274,458

Total Fixed Income	–	44,469,027	–	44,469,027

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,123,271	–	1,123,271
OTC — Credit Default Swaps	–	8,792	–	8,792
OTC — Cross Currency Swaps	–	93,002	–	93,002
OTC — Interest Rate Swaps	–	219,578	–	219,578

Total Derivative Securities	–	1,444,643	–	1,444,643

Total	$–	$45,913,670	$–	$45,913,670

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Centrally Cleared Interest Rate Swaps	$–	$(55,141)	$–	$(55,141)
Forward Foreign Currency Exchange Contracts	–	(1,469,838)	–	(1,469,838)
Futures**	–	(65,019)	–	(65,019)
OTC — Credit Default Swaps	–	(133,415)	–	(133,415)
OTC — Cross Currency Swaps	–	(1,338)	–	(1,338)

Total Derivative Securities	–	(1,724,751)	–	(1,724,751)

Total Investments	$–	$44,188,919	$–	$44,188,919

*	There were no transfers between levels during the period ended December 31, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$6,537,849	$2,244,900	$–	$8,782,749

Total Equities	6,537,849	2,244,900	–	8,782,749

Mutual Fund:
Mutual Fund	–	443,622	–	443,622

Total	$6,537,849	$2,688,522	$–	$9,226,371

Total Investments	$6,537,849	$2,688,522	$–	$9,226,371

*	There were no transfers between levels during the period ended December 31, 2018.

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stock	$–	$114,213	$–	$114,213
Warrants	–	–	3,397	3,397

Total Equities	–	114,213	3,397	117,610

Fixed Income:
Bank Loans	–	1,278,102	–	1,278,102
Corporate Bonds	–	21,098,046	0	21,098,046

Total Fixed Income	–	22,376,148	0	22,376,148

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	5,014	–	5,014

Total	$–	$22,495,375	$3,397	$22,498,772

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(22,602)	$–	$(22,602)

Total Investments	$–	$22,472,773	$3,397	$22,476,170

*	There were no transfers between levels during the period ended December 31, 2018.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp Warrants	$3,397	Restructure	Priced at corporate action restructure price

Appvion Holdings Corp Warrants	$–	Zero Value	Valued at zero without primary asset attached

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Equities
Appvion Holdings Corp Warrants	$–	$–	$3,397	$–	$–	$–	$–	$3,397	$3,397
Appvion Holdings Corp Warrants	$–	$–	$–	$–	$–	$–	$–	$–	$–

Fixed Income
Corporate Bonds	$–	$–	$(252,212)	$–	$15,287	$236,925	$–	$–	$(252,212)

Total	$–	$–	$(248,815)	$–	$15,287	$236,925	$–	$3,397	$(248,815)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$318,895	$–	$318,895
Warrants	–	–	3,802	3,802

Total Equities	–	318,895	3,802	322,697

Fixed Income:
Bank Loans	–	2,561,299	–	2,561,299
Corporate Bonds	–	46,664,899	0	46,664,899

Total Fixed Income	–	49,226,198	0	49,226,198

Total	$–	$49,545,093	$3,802	$49,548,895

Total Investments	$–	$49,545,093	$3,802	$49,548,895

*	There were no transfers between levels during the period ended December 31, 2018.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp Warrants	$–	Zero Value	Valued at zero without primary asset attached

Appvion Holdings Corp Warrants	$3,802	Restructure	Priced at corporate action restructure price

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2018

Equities
Appvion Holdings Corp Warrants	$–	$–	$3,802	$–	$–	$–	$–	$3,802	$3,802
Appvion Holdings Corp Warrants	$–	$–	$–	$–	$–	$–	$–	$–	$–

Fixed Income
Corporate Bonds	$–	$–	$(282,332)	$–	$17,103	$265,229	$–	$–	$(282,332)

Total	$–	$–	$(278,530)	$–	$17,103	$265,229	$–	$3,802	$(278,530)

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2018, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E. Redemption Fees

The Funds do not have redemption fees.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G. Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H. Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I. Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2018, the following Funds had unfunded loan commitments:

FUND	SECURITY	PAR AMOUNT
Global Floating Rate Fund	Aveanna Healthcare, 3/18/2024	$292,605
Global Credit Income Opportunities Fund	Aveanna Healthcare, 3/18/2024	$33,130

J. Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended December 31, 2018, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2018:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$28,173

Total		$28,173

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(271,019)

Total		$(271,019)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$51,721	$–	$51,721
Purchased Options	Investments, at fair value	–	864,192	864,192

Total		$51,721	$864,192	$915,913

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(187,612)	$–	$(187,612)

Total		$(187,612)	$–	$(187,612)

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$605,664	$–	$605,664
Purchased Options	Investments, at fair value	3,963,539	–	3,963,539

Total		$4,569,203	$–	$4,569,203

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(2,075,739)	$–	$(2,075,739)
OTC – Swaps Contracts	Swap contracts, at fair value	–	(83,856)	(83,856)

Total		$(2,075,739)	$(83,856)	$(2,159,595)

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$18,077	$–	$–	$18,077
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	128,322	–	128,322
Purchased Options	Investments, at fair value	–	406,402	–	406,402

Total		$18,077	$534,724	$–	$552,801

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(27,210)	$–	$–	$(27,210)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(19,862)	–	(19,862)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(20,964)	(20,964)

Total		$(27,210)	$(19,862)	$(20,964)	$(68,036)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,123,271	$–	$–	$1,123,271
OTC – Swaps Contracts	Swap contracts, at fair value	93,002	219,579	8,792	321,373

Total		$1,216,273	$219,579	$8,792	$1,444,644

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,469,838)	$–	$–	$(1,469,838)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(65,019)	–	(65,019)
OTC – Swaps Contracts	Swap contracts, at fair value	(1,338)	–	(133,415)	(134,753)
Centrally Cleared Interest Rate Swaps	Unrealized depreciation on forward foreign currency exchange contracts	–	(55,142)	–	(55,142)

Total		$(1,471,176)	$(120,161)	$(133,415)	$(1,724,752)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,014

Total		$5,014

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(22,602)

Total		$(22,602)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$2,571,993

Total	$2,571,993

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$2,595,266	$–	$2,595,266
Purchased Options	–	(174,390)	(174,390)

Total	$2,595,266	$(174,390)	$2,420,876

Active Short Duration Bond Fund

*COLUMN HEADERS*	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(389,877)	$–	$(389,877)
Swaps Contracts	–	8,161	8,161

Total	$(389,877)	$8,161	$(381,716)

Total Return Bond Fund

*COLUMN HEADERS*	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(7,627)	$–	$–	$(7,627)
Futures Contracts	–	(11,676)	–	(11,676)
Swaps Contracts	–	–	2,038	2,038

Total	$(7,627)	$(11,676)	$2,038	$(17,265)

Emerging Markets Debt Blended Total Return Fund

*COLUMN HEADERS*	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$313,999	$–	$–	$313,999
Futures Contracts	–	22,470	–	22,470
Swaps Contracts	52,970	217,132	32,772	302,874

Total	$366,969	$239,602	$32,772	$639,343

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$341,079

Total	$341,079

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(872,221)

Total	$(872,221)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(951,649)	$–	$(951,649)
Purchased Options	–	521,733	521,733

Total	$(951,649)	$521,733	$(429,916)

Active Short Duration Bond Fund

*COLUMN HEADERS*	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(1,081,998)	$–	$(1,081,998)
Purchased Options	$129,773	$–	$129,773
Swaps Contracts	–	(30,142)	(30,142)

Total	$(952,225)	$(30,142)	$(982,367)

Total Return Bond Fund

*COLUMN HEADERS*	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(13,843)	$–	$–	$(13,843)
Futures Contracts	$–	$33,450	$–	$33,450
Purchased Options	–	13,314	–	13,314
Swaps Contracts	$–	$–	$(7,533)	$(7,533)

Total	$(13,843)	$46,764	$(7,533)	$25,388

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

*COLUMN HEADERS*	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$210,822	$–	$–	$210,822
Futures Contracts	–	(22,445)	–	(22,445)
Swaps Contracts	71,027	38,272	49,440	158,739

Total	$281,849	$15,827	$49,440	$347,116

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(63,486)

Total	$(63,486)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$77,332,210

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	67,006,850	–	67,006,850
Purchased Options(1)	–	5,643	5,643

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	1,638	–	1,638
Purchased Options(2)	77,660,000	–	77,660,000
OTC - Swaps Contracts	–	520,000	520,000

(1)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$1,140,054	–	–	1,140,054
Futures Contracts(2)	$–	45	–	45
Purchased Options(1)	–	7,950,000	–	7,950,000
OTC - Swaps Contracts	$–	–	130,000	130,000

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$67,252,272	–	–	67,252,272
Futures Contracts(2)	$–	8	–	8
OTC - Swaps Contracts	$1,925,551	12,687,606	8,666,667	23,279,824

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$7,712,694

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$28,173	$–	$28,173

Total	$28,173	$–	$28,173

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$28,173	$(28,173)	$–	$–

Total	$28,173	$(28,173)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$271,019	$–	$271,019

Total	$271,019	$–	$271,019

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$271,019	$(28,173)	$–	$242,846

Total	$271,019	$(28,173)	$–	$242,846

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$51,721	$–	$51,721
Purchased Options	864,192	–	864,192

Total	$915,913	$–	$915,913

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$35,662	$(1,467)	$–	$34,195
Barclays Bank plc	16,059	(16,059)	–	–
Morgan Stanley & Co	864,192	–	–	864,192

Total	$915,913	$(17,526)	$–	$898,387

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$187,612	$–	$187,612

Total	$187,612	$–	$187,612

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,467	$(1,467)	$–	$–
Barclays Bank plc	186,145	(16,059)	(140,000)	30,086

Total	$187,612	$(17,526)	$(140,000)	$30,086

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$3,963,539	$–	$3,963,539

Total	$3,963,539	$–	$3,963,539

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$3,963,539	$(37,595)	$(3,925,944)	$–

Total	$3,963,539	$(37,595)	$(3,925,944)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Swap Contracts	$63,200	$–	$63,200

Total	$63,200	$–	$63,200

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$25,605	$–	$–	$25,605
JPMorgan Chase Bank N.A.	37,595	(37,595)	–	–

Total	$63,200	$(37,595)	$–	$25,605

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$18,077	$–	$18,077
Purchased Options	406,402	–	406,402

Total	$424,479	$–	$424,479

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$3,578	$(3,578)	$–	$–
Barclays Bank plc	2,430	(2,430)	–	–
BNP Paribas S.A.	3,098	(516)	–	2,582
Citibank N.A.	381	(381)	–	–
Goldman Sachs & Co.	264	(264)	–	–
JPMorgan Chase Bank N.A.	414,728	(22,105)	(380,000)	12,623

Total	$424,479	$(29,274)	$(380,000)	$15,205

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$27,210	$–	$27,210
Swap Contracts	15,988	–	15,988

Total	$43,198	$–	$43,198

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$8,990	$(3,578)	$–	$5,412
Barclays Bank plc	2,607	(2,430)	–	177
BNP Paribas S.A.	516	(516)	–	–
Citibank N.A.	2,800	(381)	–	2,419
Goldman Sachs & Co.	6,180	(264)	–	5,916
JPMorgan Chase Bank N.A.	22,105	(22,105)	–	–

Total	$43,198	$(29,274)	$–	$13,924

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,123,271	$–	$1,123,271
Swap Contracts	345,120	–	345,120

Total	$1,468,391	$–	$1,468,391

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$487,500	$(198,567)	$(260,000)	$28,933
Barclays Bank plc	138,147	(14,327)	(100,000)	23,820
BNP Paribas S.A.	196,123	(32,571)	–	163,552
Citibank N.A.	78,637	(78,637)	–	–
Goldman Sachs & Co.	11,787	(11,787)	–	–
JPMorgan Chase Bank N.A.	556,197	(202,039)	(354,158)	–

Total	$1,468,391	$(537,928)	$(714,158)	$216,305

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,469,838	$–	$1,469,838
Swap Contracts	45,842	–	45,842

Total	$1,515,680	$–	$1,515,680

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$198,567	$(198,567)	$–	$–
Barclays Bank plc	14,327	(14,327)	–	–
BNP Paribas S.A.	32,571	(32,571)	–	–
Citibank N.A.	213,353	(78,637)	–	134,716
Goldman Sachs & Co.	36,578	(11,787)	–	24,791
JPMorgan Chase Bank N.A.	202,039	(202,039)	–	–
State Street Bank & Trust Co.	818,245	–	(818,245)	–

Total	$1,515,680	$(537,928)	$(818,245)	$159,507

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$5,014	$–	$5,014

Total	$5,014	$–	$5,014

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$4,544	$(654)	$–	$3,890
Goldman Sachs & Co.	18	–	–	18
JPMorgan Chase Bank N.A.	452	–	–	452

Total	$5,014	$(654)	$–	$4,360

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$22,602	$–	$22,602

Total	$22,602	$–	$22,602

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$654	$(654)	$–	$–
Barclays Bank plc	21,862	–	–	21,862
BNP Paribas S.A.	86	–	–	86

Total	$22,602	$(654)	$–	$21,948

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

L. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N. Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets

Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Global Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.20%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2019 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund and Global High Yield Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%
Global High Yield Fund	0.35%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time. For the year ended December 31, 2018, the amount of the waivers were $669, $1,176 and $24,340, respectively.

4.	12b-1 Distribution and Service Plan and other Shareholder Servicing Payments

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2018.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration

Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Effective July 1, 2018, the Board approved the payment by each Fund of investor services (“sub-TA”) payments with respect to shares of such Fund held in omnibus accounts by financial intermediaries.

5.	Sales Charges and Commissions

For the year ended December 31, 2018, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$401
Global Credit Income Opportunities Fund	25

For the year ended December 31, 2018, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$1,119	$38,666
Global Credit Income Opportunities Fund	680	106,139
Active Short Duration Bond Fund	–	338
Total Return Bond Fund	116	805
Emerging Markets Debt Blended Total Return Fund	–	260
Global High Yield Fund	–	150

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian,

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the year ended December 31, 2018, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.13%
Global Credit Income Opportunities Fund	0.16%
Active Short Duration Bond Fund	0.17%
Total Return Bond Fund	0.34%
Emerging Markets Debt Blended Total Return Fund	0.30%
Global Emerging Markets Equity Fund	0.48%
Global High Yield Fund	0.31%
U.S. High Yield Fund	0.19%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the year ended December 31, 2018, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.01%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.01%
Total Return Bond Fund	0.08%
Emerging Markets Debt Blended Total Return Fund	0.06%
Global Emerging Markets Equity Fund	0.13%
Global High Yield Fund	0.09%
U.S. High Yield Fund	0.04%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2018 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,591,381	$–	$1,171,303	$9,762,684
Global Credit Income Opportunities Fund	9,089,382	–	496,307	9,585,689
Active Short Duration Bond Fund	9,664,909	902,028	–	10,566,937
Total Return Bond Fund	976,520	–	33,503	1,010,023
Emerging Markets Debt Blended Total Return Fund	1,342,816	145,149	–	1,487,965
Global High Yield Fund	2,242,682	57,003	–	2,299,685
U.S. High Yield Fund	2,968,418	248,263	–	3,216,681

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

As of December 31, 2018, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
Global Floating Rate Fund	$291,554,310	$1,146,624	$(19,408,978)	$(18,262,354)
Global Credit Income Opportunities Fund	185,304,153	1,245,760	(18,009,191)	(16,763,431)
Active Short Duration Bond Fund	477,766,961	1,185,975	(5,966,997)	(4,781,022)
Total Return Bond Fund	30,951,329	147,978	(785,976)	(637,998)
Emerging Markets Debt Blended Total Return Fund	47,849,079	73,693	(3,453,745)	(3,380,052)
Global Emerging Markets Equity Fund	9,499,900	395,348	(668,877)	(273,529)
Global High Yield Fund	24,803,674	107,528	(2,417,444)	(2,309,916)
U.S. High Yield Fund	53,017,778	205,338	(3,674,221)	(3,468,883)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended December 31, 2018 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$116,910,270	$69,903,973	$–	$–
Global Credit Income Opportunities Fund	57,396,659	87,639,314	–	–
Active Short Duration Bond Fund	92,785,462	73,288,843	22,986,680	4,808,563
Total Return Bond Fund	5,633,043	8,651,332	–	–
Emerging Markets Debt Blended Total Return Fund	20,462,622	18,232,716	–	–
Global Emerging Markets Equity Fund	9,678,783	117,232	–	–
Global High Yield Fund	3,119,953	3,091,967	2,464,028	5,558,790
U.S. High Yield Fund	10,787,242	12,012,330	–	–

9.	Common Stock

Transactions in common stock for the six months ended December 31, 2018 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	380,062	$3,580,331	1,667,532	$15,918,813
Shares sold through reinvestments of distributions	148,487	1,389,754	243,001	2,317,457
Shares redeemed	(718,264)	(6,712,248)	(1,036,759)	(9,887,519)

Net increase (decrease)	(189,715)	$(1,742,163)	873,774	$8,348,751

CLASS C
Shares sold	193,947	$1,834,992	185,281	$1,760,750
Shares sold through reinvestments of distributions	21,595	200,958	29,111	276,669
Shares redeemed	(140,091)	(1,312,266)	(178,196)	(1,693,674)

Net increase	75,451	$723,684	36,196	$343,745

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,057,892	$29,141,715	575,961	$5,511,861
Shares sold through reinvestments of distributions	89,985	841,860	100,453	960,046
Shares redeemed	(1,341,586)	(12,751,297)	(807,441)	(7,709,995)

Net increase (decrease)	1,806,291	$17,232,278	(131,027)	$(1,238,088)

CLASS Y
Shares sold	10,154,323	$96,415,727	9,320,803	$89,015,823
Shares sold through reinvestments of distributions	437,232	4,097,197	568,316	5,429,194
Shares redeemed	(7,294,163)	(68,393,237)	(4,547,811)	(43,466,701)

Net increase	3,297,392	$32,119,687	5,341,308	$50,978,316

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,014,462	$9,385,123	4,878,668	$45,886,717
Shares sold through reinvestments of distributions	248,888	2,251,726	185,198	1,746,315
Shares redeemed	(2,407,981)	(21,497,858)	(1,400,679)	(13,240,661)

Net increase (decrease)	(1,144,631)	$(9,861,009)	3,663,187	$34,392,371

CLASS C
Shares sold	139,608	$1,288,060	371,526	$3,505,551
Shares sold through reinvestments of distributions	30,435	274,643	30,456	286,954
Shares redeemed	(176,499)	(1,590,498)	(150,027)	(1,414,034)

Net increase (decrease)	(6,456)	$(27,795)	251,955	$2,378,471

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	71	641	93	876
Shares redeemed	(669,643)	(6,000,000)	–	–

Net increase (decrease)	(669,572)	$(5,999,359)	93	$876

CLASS Y
Shares sold	3,808,931	$35,119,426	7,646,098	$72,032,811
Shares sold through reinvestments of distributions	441,236	3,999,852	425,660	4,011,731
Shares redeemed	(6,710,044)	(60,722,343)	(3,105,523)	(29,263,594)

Net increase (decrease)	(2,459,877)	$(21,603,065)	4,966,235	$46,780,948

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Active Short Duration Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,405,963	$33,607,315	14,618,622	$145,642,052
Shares sold through reinvestments of distributions	236,586	2,333,461	386,954	3,845,964
Shares redeemed	(6,508,466)	(64,234,467)	(8,990,871)	(89,385,833)

Net increase (decrease)	(2,865,917)	$(28,293,691)	6,014,705	$60,102,183

CLASS C
Shares sold	38,540	$378,443	103,284	$1,031,298
Shares sold through reinvestments of distributions	1,555	15,330	1,963	19,485
Shares redeemed	(24,321)	(239,189)	(13,404)	(133,445)

Net increase	15,774	$154,584	91,843	$917,338

CLASS I
Shares sold	–	$–	20,309	$203,500
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	20,309	$203,500

CLASS Y
Shares sold	14,268,282	$140,556,830	20,820,040	$207,162,143
Shares sold through reinvestments of distributions	359,093	3,538,352	564,556	5,609,410
Shares redeemed	(6,310,254)	(62,199,360)	(16,257,695)	(161,293,725)

Net increase	8,317,121	$81,895,822	5,126,901	$51,477,828

Total Return Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	52,006	$501,227	–	$–
Shares sold through reinvestments of distributions	25	243	40	398
Shares redeemed	(297)	(2,902)	(495)	(4,965)

Net increase (decrease)	51,734	$498,568	(455)	$(4,567)

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	44,212	$428,304	297,499	$2,983,984
Shares sold through reinvestments of distributions	7,019	68,022	18,366	183,513
Shares redeemed	(129,830)	(1,259,081)	(369,123)	(3,656,973)

Net decrease	(78,599)	$(762,755)	(53,258)	$(489,476)

Emerging Markets Debt Blended Total Return Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,463	$32,250	41,516	$444,647
Shares sold through reinvestments of distributions	834	7,856	2,054	21,425
Shares redeemed	(23,984)	(224,063)	(4,035)	(40,621)

Net increase (decrease)	(19,687)	$(183,957)	39,535	$425,451

CLASS C
Shares sold	4,308	$41,000	10,058	$105,120
Shares sold through reinvestments of distributions	248	2,337	193	1,964
Shares redeemed	(7,937)	(74,070)	(2,108)	(20,978)

Net increase (decrease)	(3,381)	$(30,733)	8,143	$86,106

CLASS I
Shares sold	–	$–	1,901,140	$20,000,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	1,901,140	$20,000,000

CLASS Y
Shares sold	76,276	$724,207	1,964,043	$20,629,580
Shares sold through reinvestments of distributions	1,840	17,328	1,949	20,360
Shares redeemed	(24,839)	(233,302)	(41,536)	(436,635)

Net increase	53,277	$508,233	1,924,456	$20,213,305

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

Global Emerging Markets Equity Fund

	FOR THE PERIOD ENDED DECEMBER 31, 2018(1)
CLASS A	SHARES	AMOUNT
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS C
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS I
Shares sold	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	490,000	$4,900,000

CLASS Y
Shares sold	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	490,000	$4,900,000

(1)	Fund commenced operations on September 17, 2018.

Global High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,899	$75,082	127	$1,278
Shares sold through reinvestments of distributions	271	2,498	59	602
Shares redeemed	(208)	(1,960)	–	–

Net increase	7,962	$75,620	186	$1,880

CLASS C
Shares sold	5,503	$50,233	–	$–
Shares sold through reinvestments of distributions	553	5,208	976	9,925
Shares redeemed	(6,602)	(59,687)	(4,423)	(44,337)

Net decrease	(546)	$(4,246)	(3,447)	$(34,412)

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	14,901	$147,164	350,327	$3,558,842
Shares sold through reinvestments of distributions	878	8,312	10,313	105,798
Shares redeemed	(16,079)	(158,010)	(485,834)	(4,925,710)

Net decrease	(300)	$(2,534)	(125,194)	$(1,261,070)

U.S. High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2018		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	25,411	$250,300	311,531	$3,152,721
Shares sold through reinvestments of distributions	6,032	58,930	19,367	197,966
Shares redeemed	(184,795)	(1,813,787)	(282,527)	(2,883,028)

Net increase (decrease)	(153,352)	$(1,504,557)	48,371	$467,659

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	88	900
Shares redeemed	–	–	(1,277)	(12,651)

Net increase (decrease)	–	$–	(1,189)	$(11,751)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	8,493	82,437	23,290	237,490
Shares redeemed	–	–	–	–

Net increase	8,493	$82,437	23,290	$237,490

CLASS Y
Shares sold	385,559	$3,754,037	2,624,846	$25,986,787
Shares sold through reinvestments of distributions	86,050	835,576	44,607	445,882
Shares redeemed	(681,489)	(6,566,520)	(62,945)	(636,602)

Net increase (decrease)	(209,880)	$(1,976,907)	2,606,508	$25,796,067

Barings Funds Trust 2018 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018 (Unaudited)

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of June 30, 2018, there were no loans outstanding pursuant to the Credit Agreement. Effective July 18, 2018, the Facility Amount increased from $40,000,000 to $61,000,000.

11.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to December 31, 2018 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2018 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between Barings Funds Trust (the “Trust”), on behalf of each of its eight series funds (the “Funds”), and Barings LLC (“Barings”) (the “Management Agreement”) and the Sub-Advisory Agreement between Barings and Barings Global Advisers Limited (“BGA”) (the “BGA Sub-Advisory Agreement”). Similarly, the 1940 Act requires that a majority of both the full Board of Trustees and the Independent Trustees approve initially, on behalf of Barings Global Emerging Markets Equity Fund, the Management Agreement and the Sub-Advisory Agreement (the “BIIL Sub-Advisory Agreement” and, together with the Management Agreement and the BGA Sub-Advisory Agreement, the “Agreements”) between Barings and Barings International Investments Limited (“BIIL”). In addition, in connection with Barings’ consolidation of certain of its wholly-owned corporate entities, including the effective consolidation of BGA into BIIL, immediately after which the same personnel would be providing the same services to the Funds, Barings proposed that the Board of Trustees and the Independent Trustees approve the BIIL Sub-Advisory Agreement on behalf of the other Funds, as is also required by the 1940 Act. With respect to the BIIL Sub-Advisory Agreement, the Trustees also considered Barings’ representation that the same people will continue to perform the same services they currently perform for the Funds, through BIIL, rather than BGA, and that the BIIL Sub-Advisory Agreement will not result in any change to the management of the Funds or the scope or quality of services provided to the Funds. The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At in-person meetings held on May 9, 2018 and August 2, 2018 (the “Meetings”), the Trustees met for the purpose of considering whether to approve the Agreements for the Funds. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meetings, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including: the principal terms of the Agreements; Barings and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Funds; the financial strength of Barings; the fee arrangements between Barings and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; the profitability of the Agreements to Barings; and the potential “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings to Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund and Barings U.S. High Yield Fund; by Barings and BGA to Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Credit Income Opportunities Fund, Barings Global Floating Rate Fund and Barings Global High Yield Fund; and by Barings and BIIL to Barings Global Emerging Markets Equity Fund, the Trustees considered the specific responsibilities of each of Barings, BGA and BIIL in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day management of the Fund, the ability of each of Barings, BGA and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of each of Barings, BGA and BIIL. The Trustees also considered the trading capabilities of each of Barings, BGA and BIIL.

Barings Funds Trust 2018 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees reviewed the Funds’ investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings. The Trustees noted that the net total return performance of Class I shares of each of the Funds was as follows: Barings Global Floating Rate Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period, and the 1st quintile for each of the two-year, three-year and four-year periods, ended March 31, 2018 (the 1st quintile being the best performers and the 5th quintile being the worst performers); Barings Global Credit Income Opportunities Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period, and in the 1st quintile for each of the two-year, three-year and four-year periods ended March 31, 2018; Barings Active Short Duration Bond Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year and two-year periods ended March 31, 2018; Barings Total Return Bond Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year and two-year periods ended March 31, 2018; Barings Emerging Markets Debt Blended Total Return Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year and two-year periods ended March 31, 2018; Barings Global High Yield Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period, and in the 1st quintile for the two-year period, ended March 31, 2018; and Barings U.S. High Yield Fund ranked in the 4th quintile of its Broadridge performance universe for the one-year period, and in the 2nd quintile for the two-year period, ended March 31, 2018. Because Barings Global Emerging Markets Equity Fund was newly organized and had not yet commenced investment operations at the time of the Meetings, the Fund had no investment performance for the Trustees to review. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the performance achieved by Barings and BGA.

The Trustees considered the investment management fee paid by each Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Funds) pays BGA or BIIL its sub-advisory fee under the applicable sub-advisory agreement. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), the effective advisory fee rate and total expense ratio for each Fund’s Class I shares were as follows: Barings Global Floating Rate Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Global Credit Income Opportunities Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Active Short Duration Bond Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Total Return Bond Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Emerging Markets Debt Blended Total Return Fund’s effective advisory fee rate was higher than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Global High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; and Barings U.S. High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average. In assessing the reasonableness of Barings Global Emerging Markets Equity Fund’s advisory fee, the Trustees considered, among other information, the Fund’s proposed advisory fee and the estimated total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees also considered that Barings will observe an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees considered that, according to the data provided by Broadridge (which takes into account any proposed fee reductions or expense limitations for the Fund), Barings Global Emerging Markets Equity Fund’s effective advisory fee rate would be lower than the Broadridge expense group median and total expense ratio would be higher than the Broadridge expense group average.

Barings Funds Trust 2018 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Barings’ statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the break-even point. The Trustees noted that Barings has instituted caps on expenses that insulate shareholders from the effects on expenses of the Funds’ relatively small size.

The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Funds, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that each of BGA and BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider BGA’s or BIIL’s profitability separately. The Trustees then considered potential “fall-out” benefits to Barings and its affiliates as a result of Barings’ relationship with the Trust. The Board concluded that, in light of the expected costs of providing investment management and other services to the Trust and Barings’ commitment to cap the expenses of each Fund, the other ancillary benefits that Barings and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services provided by Barings, the fee rates and expenses of each Fund supported the approval of the Management Agreement and the applicable sub-advisory agreement.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Management Agreement and the Sub-Advisory Agreement with BGA should be continued for an additional one-year period through August 2019 and that the Sub-Advisory Agreement with BIIL should be approved for a one-year period through August 2019.

    Barings Funds Trust

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert
Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Barings Funds Trust

By (Signature and Title) /s/ Dan McGee
Dan McGee, President (Principal Executive Officer)

Date March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Dan McGee
Dan McGee, President (Principal Executive Officer)

Date March 8, 2019

By (Signature and Title) /s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date March 8, 2019